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                                                                    EXHIBIT 10.5

                  CHILDREN'S HEALTH INSURANCE PROGRAM AGREEMENT
                FOR THE PROVISION OF HEALTH CARE SERVICES BETWEEN
               THE TEXAS HEALTH AND HUMAN SERVICES COMMISSION AND
                      AMERICAID TEXAS, INC. D/B/A AMERIKIDS

ARTICLE 1. INTRODUCTION...........................................................................................1

ARTICLE 2. BACKGROUND, INDUCEMENTS AND OBJECTIVES.................................................................1

   SECTION 2.01 BACKGROUND........................................................................................1
   ------------
      (a)   Federal legislative authorization.....................................................................1
      (b)   State enabling legislation............................................................................1
      (c)   State child health plan...............................................................................1
      (d)   Participation of the private sector...................................................................1
      (e)   Procurement of comprehensive health plan coverage through health maintenance organizations (HMOs).....2
   SECTION 2.02 INDUCEMENTS.......................................................................................2
   ------------
   SECTION 2.03 MISSION OBJECTIVES................................................................................2
   ------------
   SECTION 2.04 DESIRED BENEFITS..................................................................................3
   ------------
   SECTION 2.05 CONSTRUCTION OF AGREEMENT.........................................................................3
   ------------
      (a)   Scope of Article......................................................................................3
      (b)   Severability..........................................................................................3
      (c)   Survival of terms.....................................................................................4
      (d)   Headings..............................................................................................4
      (e)   Global drafting conventions...........................................................................4
   SECTION 2.06 TIME OF THE ESSENCE...............................................................................4
   ------------
   SECTION 2.07 NO IMPLIED AUTHORITY..............................................................................4
   ------------
   SECTION 2.08 LEGAL AUTHORITY...................................................................................5
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ARTICLE 3. DEFINITIONS............................................................................................5

ARTICLE 4. GENERAL TERMS AND CONDITIONS...........................................................................9

   SECTION 4.01 TERM OF THE AGREEMENT.............................................................................9
   ------------
      (a)   General provisions....................................................................................9
      (b)   Initial Term.........................................................................................10
      (c)   Optional extension of Agreement......................................................................10
      (d)   Modifications upon extension or renewal of Agreement.................................................10
   SECTION 4.02 SCOPE OF WORK....................................................................................10
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   SECTION 4.03 AGREEMENT ELEMENTS...............................................................................10
   ------------
      (a)   Agreement documentation..............................................................................10
      (b)   Order of documents...................................................................................11
      (c)   Oral and written representations.....................................................................11
   SECTION 4.04 NOTICES..........................................................................................11
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   SECTION 4.05 FUNDING..........................................................................................12
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   SECTION 4.06 DELEGATION OF AUTHORITY..........................................................................12
   ------------
   SECTION 4.07 NO WAIVER OF SOVEREIGN IMMUNITY..................................................................12
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   SECTION 4.08 FORCE MAJEURE....................................................................................12
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   SECTION 4.09 HOLD HARMLESS....................................................................................12
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   SECTION 4.10 ASSIGNMENT.......................................................................................12
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   SECTION 4.11 EVIDENCE OF FINANCIAL SOLVENCY...................................................................13
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   SECTION 4.12 MINIMUM NET WORTH................................................................................13
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   SECTION 4.13 PERFORMANCE AND FIDELITY BONDS...................................................................13
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   SECTION 4.14 INSURANCE........................................................................................13
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   SECTION 4.15 REPROCUREMENT RIGHTS.............................................................................14
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


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
ARTICLE 5. CONTRACTOR PERSONNEL MANAGEMENT.......................................................................14

   SECTION 5.01 QUALIFICATIONS, RETENTION AND REPLACEMENT OF CONTRACTOR EMPLOYEES................................14
   ------------
   SECTION 5.02 KEY CONTRACTOR PERSONNEL.........................................................................14
   ------------
   SECTION 5.03 MEDICAL DIRECTOR.................................................................................15
   ------------
   SECTION 5.04 RESPONSIBILITY FOR CONTRACTOR PERSONNEL..........................................................15
   ------------
   SECTION 5.05 COOPERATION WITH HHSC OR STATE ADMINISTRATIVE AGENCIES...........................................15
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      (a)   Cooperation with HHSC contractors....................................................................15
      (b)   Cooperation with state and federal administrative agencies...........................................15

ARTICLE 6. GOVERNING LAW AND REGULATIONS.........................................................................16

   SECTION 6.01 GOVERNING LAW AND VENUE..........................................................................16
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   SECTION 6.02 LAW AND REGULATIONS GOVERNING ADMINISTRATION OF THE AGREEMENT....................................16
   ------------
   SECTION 6.03 CONTRACTOR RESPONSIBILITY FOR COMPLIANCE WITH LAWS AND REGULATIONS...............................16
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   SECTION 6.04 LAWS AND REGULATIONS GOVERNING PROCUREMENT OF THE SERVICES.......................................16
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   SECTION 6.05 IMMIGRATION REFORM AND CONTROL ACT OF 1986.......................................................17
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   SECTION 6.06 COMPLIANCE WITH STATE AND FEDERAL ANTI-DISCRIMINATION LAWS.......................................17
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   SECTION 6.07 ENVIRONMENTAL PROTECTION LAWS....................................................................17
   ------------
      (a)   Pro-Children Act of 1994.............................................................................17
      (b)   National Environmental Policy Act of 1969............................................................18
      (c)   Clean Air Act and Water Pollution Control Act regulations............................................18
      (d)   State Clean Air Implementation Plan..................................................................18
      (e)   Safe Drinking Water Act of 1974......................................................................18

ARTICLE 7. SERVICE LEVELS AND PERFORMANCE MEASUREMENT............................................................18

   SECTION 7.01 PERFORMANCE MEASUREMENT..........................................................................18
   ------------
   SECTION 7.02 MEASUREMENT AND MONITORING TOOLS.................................................................18
   ------------
   SECTION 7.03 CONTINUOUS IMPROVEMENT AND BEST PRACTICES........................................................19
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   SECTION 7.04 SYSTEMS DEVELOPMENT, MAINTENANCE AND OPERATION...................................................19
   ------------
      (a)   General responsibilities.............................................................................19
      (b)   General management information system functions......................................................19
         (1)   General data storage and handling requirements....................................................19
         (2)   Data override capability..........................................................................20
         (3)   HIPAA compliance..................................................................................21
         (4)   Data security and confidentiality.................................................................21
         (5)   Back-up...........................................................................................21
         (6)   Disaster recovery.................................................................................21
      (c)   System-wide functions................................................................................22
         (1)   Enrollment and Eligibility Subsystem..............................................................22
         (2)   Provider Subsystem................................................................................23
         (3)   Claims/Services Data Subsystem....................................................................24
         (4)   Financial Subsystem...............................................................................25
         (5)   Utilization/Quality Improvement Subsystem.........................................................26
         (6)   Report Subsystem..................................................................................27
         (7)   Data Interface Subsystem..........................................................................28
      (d)   Additions or changes to the requirements set out in this section.....................................29

ARTICLE 8. AMENDMENTS, MODIFICATIONS, AND CHANGE ORDERS..........................................................29

   SECTION 8.01 MODIFICATIONS....................................................................................29
   ------------
      (a)   Modifications resulting from changes in law or contract..............................................29
      (b)   Modifications resulting from imposition of remedies..................................................29
      (c)   Modifications upon renewal or extension of Agreement.................................................29
   SECTION 8.02 CHANGE ORDER PROCEDURES..........................................................................29
   ------------
      (a)   Expectations and understandings......................................................................30
      (b)   Change order approval procedure......................................................................30
      (c)   Written approval required............................................................................30
   SECTION 8.03 REQUIRED COMPLIANCE WITH MODIFICATION PROCEDURES.................................................30
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

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
ARTICLE 9. AUDIT AND FINANCIAL COMPLIANCE........................................................................31

   SECTION 9.01 FINANCIAL RECORD RETENTION AND AUDIT.............................................................31
   ------------
   SECTION 9.02 OPERATION/PERFORMANCE AUDITS.....................................................................31
   ------------
   SECTION 9.03 ACCESS TO RECORDS, BOOKS, AND DOCUMENTS..........................................................31
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ARTICLE 10. TERMS AND CONDITIONS OF PAYMENT......................................................................32

   SECTION 10.01 MONTHLY PREMIUM PAYMENTS........................................................................32
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   SECTION 10.02 TIME AND MANNER OF PREMIUM PAYMENT..............................................................32
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   SECTION 10.03 DELIVERY SUPPLEMENTAL PAYMENT (DSP).............................................................33
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   SECTION 10.04 PREMIUM RATES AFTER THE FIRST YEAR OF THE INITIAL TERM..........................................33
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      (a)   Second year..........................................................................................33
      (b)   Third year...........................................................................................34
   SECTION 10.05 ADJUSTMENTS TO PREMIUM PAYMENTS.................................................................34
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   SECTION 10.06 EXPERIENCE REBATE...............................................................................34
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   SECTION 10.07 RESTRICTION ON ASSIGNMENT OF FEES...............................................................35
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   SECTION 10.08 LIABILITY FOR TAXES.............................................................................35
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   SECTION 10.09 LIABILITY FOR EMPLOYMENT-RELATED CHARGES AND BENEFITS...........................................36
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   SECTION 10.10 LIABILITY FOR OVERTIME COMPENSATION.............................................................36
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ARTICLE 11. CHIP ELIGIBILITY, ENROLLMENT, DISENROLLMENT, AND COST-SHARING........................................36

   SECTION 11.01 CHIP ELIGIBILITY................................................................................36
   -------------
      (a)   Generally............................................................................................36
      (b)   Continuous coverage for first twelve months..........................................................36
      (c)   Pregnant Members and infants.........................................................................36
      (d)   Span of Coverage.....................................................................................37
   SECTION 11.02 ENROLLMENT......................................................................................37
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   SECTION 11.03 RE-ENROLLMENT...................................................................................38
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   SECTION 11.04 DISENROLLMENT DUE TO LOSS OF ELIGIBILITY........................................................38
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   SECTION 11.05 DISENROLLMENT BY CONTRACTOR.....................................................................38
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   SECTION 11.06 COST-SHARING....................................................................................39
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ARTICLE 12. SCOPE OF CHIP COVERED SERVICES.......................................................................40

   SECTION 12.01 BASIC REQUIRED COVERED SERVICES.................................................................40
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   SECTION 12.02 DRUG FORMULARIES................................................................................40
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   SECTION 12.03 VALUE-ADDED SERVICES............................................................................40
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   SECTION 12.04 DENTAL SERVICES.................................................................................41
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   SECTION 12.05 CASE MANAGEMENT SERVICES FOR CHILDREN WITH COMPLEX SPECIAL HEALTH CARE NEEDS....................41
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      (a)   Outreach and Informing...............................................................................41
      (b)   Enhanced Care Coordination...........................................................................41
      (c)   Community Referrals..................................................................................42
   SECTION 12.06 PRE-EXISTING CONDITIONS.........................................................................42
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   SECTION 12.07 COURT-ORDERED COMMITMENTS.......................................................................42
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   SECTION 12.08 EARLY CHILDHOOD INTERVENTION (ECI)..............................................................42
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      (a)   ECI Services.........................................................................................43
      (b)   Identification and Referral..........................................................................43
      (c)   Intervention.........................................................................................43

ARTICLE 13. MEMBER SERVICES......................................................................................43

   SECTION 13.01 MEMBER EDUCATION................................................................................43
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   SECTION 13.02 MEMBER MATERIALS................................................................................44
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      (a)   Member Handbook......................................................................................44
         (1)   Exceptions to Section 11.1600(b) requirements.....................................................44
         (2)   Additional requirements...........................................................................44
      (b)   Evidence of Coverage.................................................................................45
      (c)   Provider Directory...................................................................................45

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
      (d)   HHSC review of Member material.......................................................................45
      (e)   Mailing of Member Material...........................................................................45
   SECTION 13.03 CHIP-SPECIFIC INTERNET WEBSITE..................................................................45
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   SECTION 13.04 MEMBER TELEPHONE HOTLINE........................................................................46
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   SECTION 13.05 NOTIFICATION OF PROVIDER TERMINATION............................................................46
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   SECTION 13.06 MEMBER COMPLAINT AND APPEALS PROCESS............................................................47
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   SECTION 13.07 MEMBER CULTURAL AND LINGUISTIC SERVICES.........................................................47
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      (a)   Cultural Competency Plan.............................................................................47
      (b)   Linguistic, Interpreter Services, and Provision of Auxiliary Aids and Services.......................48

ARTICLE 14. MARKETING............................................................................................48

   SECTION 14.01 AIM OF MARKETING................................................................................48
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   SECTION 14.02 MARKETING GUIDELINES............................................................................49
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   SECTION 14.03 DISENROLLMENTS..................................................................................49
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   SECTION 14.04 MARKETING SCHEDULE..............................................................................50
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   SECTION 14.05 GENERAL PROVISIONS..............................................................................50
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   SECTION 14.06 REGULATION......................................................................................50
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ARTICLE 15. PROVIDER NETWORK REQUIREMENTS........................................................................50

   SECTION 15.01 PROVIDER SUBCONTRACTS...........................................................................50
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      (a)   Generally............................................................................................51
      (b)   Subcontract  terms...................................................................................51
   SECTION 15.02 PROVIDER ACCESSIBILITY..........................................................................52
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   SECTION 15.03 PARTICULAR PROVIDERS............................................................................53
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      (a)   Significant Traditional Providers....................................................................53
      (b)   Tribal clinics.......................................................................................53
      (c)   Rural providers......................................................................................53
   SECTION 15.04 GOOD-FAITH EFFORT...............................................................................53
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   SECTION 15.05 PROVIDER TAX IDENTIFICATION NUMBERS.............................................................54
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   SECTION 15.06 PROVIDER HANDBOOK...............................................................................54
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   SECTION 15.07 CLAIMS SUBMISSION AND PAYMENT...................................................................54
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ARTICLE 16. CONTINUOUS QUALITY IMPROVEMENT.......................................................................55

   SECTION 16.01 COMMITMENT TO QUALITY...........................................................................55
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   SECTION 16.02 QUALITY IMPROVEMENT COMMITTEE...................................................................55
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   SECTION 16.03 QUALITY IMPROVEMENT PLAN (QIP)..................................................................55
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ARTICLE 17. REPORTING REQUIREMENTS...............................................................................55

   SECTION 17.01 GENERALLY.......................................................................................55
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   SECTION 17.02 FINANCIAL REPORTS...............................................................................55
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   SECTION 17.03 ENCOUNTER DATA SPECIFICATIONS REPORT............................................................56
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   SECTION 17.04 UTILIZATION MANAGEMENT REPORTS..................................................................56
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      (a)   HEDIS Reporting......................................................................................56
      (b)   Physical Health......................................................................................56
      (c)   Behavioral Health....................................................................................56
   SECTION 17.05 FOCUSED STUDIES REPORTS.........................................................................56
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   SECTION 17.06 ANNUAL QUALITY IMPROVEMENT PLAN (QIP) SUMMARY REPORT............................................56
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   SECTION 17.07 HUB REPORTS.....................................................................................56
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   SECTION 17.08 FRAUDULENT PRACTICES REPORT.....................................................................57
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   FRAUD AND ABUSE COMPLIANCE PLAN...............................................................................57
      Model Compliance Plan......................................................................................57
      Requirements for the CONTRACTOR's compliance plan..........................................................57
      Fraud and abuse training...................................................................................57
   SECTION 17.09 PROVIDER NETWORK REPORTS........................................................................58
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      (a)   PCPs and Specialists Report..........................................................................58
      (b)   Provider Network Change Report.......................................................................58

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
      (c)   PCP Network and Capacity Report......................................................................58
   SECTION 17.10 THIRD PARTY RECOVERY (TPR) REPORTS..............................................................58
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   SECTION 17.11 ALL CLAIMS SUMMARY REPORT.......................................................................58
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   SECTION 17.12 SUMMARY REPORT OF PROVIDER AND MEMBER COMPLAINTS................................................58
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   SECTION 17.13 MONTHLY MEMBER HOTLINE STATUS REPORT............................................................58
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   SECTION 17.14 PROVIDER HOTLINE PERFORMANCE REPORT.............................................................58
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   SECTION 17.15 AD HOC REPORTS..................................................................................59
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ARTICLE 18. DISCLOSURE AND CONFIDENTIALITY OF INFORMATION........................................................59

   SECTION 18.01 CONFIDENTIALITY.................................................................................59
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   SECTION 18.02 REQUESTS FOR PUBLIC INFORMATION.................................................................59
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   SECTION 18.03 PUBLICITY.......................................................................................59
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   SECTION 18.04 MEMBER RECORDS..................................................................................60
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   SECTION 18.05 ACCESSIBILITY AND AVAILABILITY OF MEDICAL RECORDS...............................................60
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   SECTION 18.06 RECORDKEEPING...................................................................................60
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ARTICLE 19. NON-PROVIDER SUBCONTRACTING..........................................................................60

   SECTION 19.01 WRITTEN SUBCONTRACTS............................................................................61
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   SECTION 19.02 APPLICATION OF FEDERAL LAW TO NON-PROVIDER SUBCONTRACTORS.......................................61
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   SECTION 19.03 NO STATE LIABILITY FOR PAYMENT UNDER NON-PROVIDER SUBCONTRACTORS................................61
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   SECTION 19.04 TERMINATION OF NON-PROVIDER SUBCONTRACTS........................................................61
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   SECTION 19.05 FRAUD AND ABUSE INVESTIGATIONS..................................................................62
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ARTICLE 20. REMEDIES AND DISPUTES................................................................................62

   SECTION 20.01 UNDERSTANDING AND EXPECTATIONS..................................................................62
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   SECTION 20.02 ADMINISTRATIVE REMEDIES.........................................................................62
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      (a)   CONTRACTOR responsibility for improvement............................................................62
      (b)   Notification and interim response....................................................................62
      (c)   Notice and opportunity to cure.......................................................................63
      (d)   Particular Events of Default.........................................................................63
      (e)   Corrective Action Plan...............................................................................64
      (f)   Additional remedies..................................................................................64
      (g)   Informal review of administrative remedies...........................................................65
   SECTION 20.03 LIQUIDATED DAMAGES..............................................................................65
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      (a)   Failure to provide contracted services or support....................................................65
         (1)   Maximum damages...................................................................................65
         (2)   CONTRACTOR responsibility for associated costs....................................................65
   SECTION 20.04 METHOD OF COLLECTION............................................................................66
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   SECTION 20.05 MODIFICATION OF AGREEMENT IN THE EVENT OF REMEDIES..............................................66
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   SECTION 20.06 TERMINATION OF AGREEMENT........................................................................66
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   SECTION 20.07 TERMINATION BY MUTUAL AGREEMENT OF THE PARTIES..................................................66
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   SECTION 20.08 TERMINATION FOR CAUSE...........................................................................66
   -------------
      (a)   Assignment for the benefit of creditors, appointment of receiver, or inability to pay debts..........66
      (b)   Judgment and execution...............................................................................66
      (c)   Failure to adhere to laws, rules, ordinances, or orders..............................................67
      (d)   Breach of confidentiality............................................................................67
      (e)   Failure to maintain adequate personnel or resources..................................................67
      (f)   Termination for insolvency...........................................................................67
      (g)   Termination for gifts and gratuities.................................................................68
   SECTION 20.09 TERMINATION FOR NON-APPROPRIATION OF FUNDS......................................................68
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   SECTION 20.10 TERMINATION IN THE EVENT OF HHSC'S FAILURE TO PAY...............................................68
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   SECTION 20.11 TERMINATION FOR HHSC'S MATERIAL BREACH OF THIS AGREEMENT........................................69
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      (a)   Generally............................................................................................69
      (b)   Notice of default and opportunity to cure............................................................69
   SECTION 20.12 NOTICE OF TERMINATION...........................................................................69
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   SECTION 20.13 EXTENSION OF TERMINATION EFFECTIVE DATE.........................................................69
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

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
   SECTION 20.14 INJUNCTIVE RELIEF...............................................................................69
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   SECTION 20.15 PAYMENT AND OTHER PROVISIONS AT AGREEMENT TERMINATION...........................................69
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   SECTION 20.16 DISPUTE RESOLUTION..............................................................................71
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      (a)   General agreement of the Parties.....................................................................71
      (b)   Duty to negotiate in good faith......................................................................71
      (c)   Claims for breach of Agreement.......................................................................71
   SECTION 20.17 LIABILITY OF CONTRACTOR.........................................................................72
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ARTICLE 21. ASSURANCES AND CERTIFICATIONS........................................................................72

   SECTION 21.01 LOBBYING........................................................................................72
   -------------
   SECTION 21.02 DEBARMENT AND SUSPENSION........................................................................72
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   SECTION 21.03 CONFLICTS OF INTEREST...........................................................................73
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      (a)   Representation.......................................................................................73
      (b)   General duty regarding conflicts of interest.........................................................73
      (c)   Disclosure requirements..............................................................................73
   SECTION 21.04 CERTIFICATION REGARDING GOOD FAITH EFFORT.......................................................74
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   SECTION 21.05 CHILD SUPPORT CERTIFICATION.....................................................................74
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   SECTION 21.06 TEXAS CORPORATE FRANCHISE TAX CERTIFICATION.....................................................74
   -------------
   SECTION 21.07 CERTIFICATION REGARDING STATUS OF LICENSE, CERTIFICATE, OR PERMIT...............................74
   -------------
   SECTION 21.08 OUTSTANDING DEBTS AND JUDGMENTS.................................................................74
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   SECTION 21.09 UNAUTHORIZED ACTS...............................................................................75
   -------------
   SECTION 21.10 LEGAL ACTION....................................................................................75
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ARTICLE 22. REPRESENTATIONS AND WARRANTIES.......................................................................75

   SECTION 22.01 AUTHORIZATION...................................................................................75
   -------------
   SECTION 22.02 ABILITY TO PERFORM..............................................................................76
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   SECTION 22.03 WORKMANSHIP AND PERFORMANCE.....................................................................76
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   SECTION 22.04 COMPLIANCE WITH LAWS............................................................................76
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   SECTION 22.05 COMPLIANCE WITH AGREEMENT.......................................................................76
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   SECTION 22.06 CONTINGENT FEE ARRANGEMENTS.....................................................................76
   -------------
   SECTION 22.07 PROSELYTIZING...................................................................................76
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   SECTION 22.08 YEAR 2000 PERFORMANCE WARRANTY..................................................................76
   -------------
      (a)   Terms of Warranty....................................................................................77
      (b)   Duration of warranty.................................................................................77
      (c)   No limitation of rights or remedies..................................................................77

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

                            ARTICLE 1. INTRODUCTION


     THIS SERVICES AGREEMENT (the "Agreement") is entered into this 19th day of January, 2000, between the HEALTH AND HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas and having its principal office at 4900 North Lamar Boulevard, 4th Floor, Austin Texas 78751, and AMERICAID Texas, Inc. d/b/a AMERIKIDS ("CONTRACTOR"), a corporation organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization and having its principal office at 2730 North Stemmons Freeway, Suite 608, West Tower, Dallas, Texas 75207.


     The Parties agree that the following terms and conditions apply to the services to be provided by CONTRACTOR under this Agreement in consideration of certain payments to be made by HHSC.

               ARTICLE 2. BACKGROUND, INDUCEMENTS AND OBJECTIVES

     SECTION 2.01 BACKGROUND.

     (a) Federal legislative authorization.

     This Agreement is entered into in connection with the Texas Legislature's decision to participate in the federally-authorized State Children's Health Insurance Program ("CHIP"). CHIP is authorized under Title XXI of the federal Social Security Act, 42 U.S.C. Sections 1397aa-1397jj. The CHIP program is an optional joint state-federal program designed to provide affordable insurance to low-income families with uninsured children.

     (b) State enabling legislation.

     Approximately 1.4 million children in Texas are uninsured. The costs, both economic and social, to the State of Texas are immeasurable. In recognition of this need, the 76th Texas Legislature authorized the state's participation in the CHIP program. The enabling legislation, Senate Bill 445, is codified as Chapter 62, Health & Safety Code. The principal objective of the state legislation is to provide primary and preventative health care to low-income, uninsured children of Texas, including children with special health care needs, who are not served by or eligible for other state-assisted health insurance programs.

     (c) State child health plan.

     Under chapter 62 of the Health and Safety Code, HHSC is directed to develop and file with the federal government a state-designed health plan program that ensures the state's eligibility for federal funding under Title XXI of the Social Security Act. The federal government has approved the State's plan. HHSC desires the participation of qualified organizations to assist with the implementation of the plan in Texas.

     (d) Participation of the private sector.

     As expressed in section 62.055, Health & Safety Code, the Texas Legislature intends that HHSC, in administering the state child health plan, maximize the use of private resources, including nonprofit organizations. In fulfilling this mandate, HHSC has solicited assistance with many aspects of the program, including delivery of health plan coverage to CHIP-eligible children through health maintenance organizations (HMOs).

     (e) Procurement of comprehensive health plan coverage through health maintenance organizations (HMOs).

     HHSC solicited proposals for health care services to CHIP through a Request for Proposals ("RFP") dated August 2, 1999. The procurement that is the subject of this Agreement is undertaken as a "best value" procurement under to the terms of Chapter 531, Texas Government Code, Chapter 62, Health & Safety Code, and
section 2155.144, Government Code. In response to the RFP, CONTRACTOR submitted its Proposal, dated September 28, 1999 (the "Proposal"). Following review of proposals, the evaluators appointed by HHSC recommended CONTRACTOR's Proposal as a best value for the state in one or more of the coverage areas in the state. HHSC desires to implement the terms of CONTRACTOR's Proposal, subject to the terms and conditions of this Agreement.

     SECTION 2.02 INDUCEMENTS.

     In making the award of this Agreement, HHSC relies on CONTRACTOR's assurances of the following:

         (1) CONTRACTOR is an established health maintenance organization that arranges for the provision of health care services;

         (2) CONTRACTOR has the skills, qualifications, expertise, financial resources and experience necessary to perform the services described in the Request For Proposals, CONTRACTOR's Proposal, and this Agreement in an efficient, cost-effective manner, with a high degree of quality and responsiveness, and has performed similar services for other public or private entities;

         (3) CONTRACTOR has thoroughly reviewed, analyzed and understood the Request for Proposals and has had the opportunity to review and understand the State's desire to create a new program to provide the health care services that are the subject of this Agreement to uninsured, low-income children, and the needs and requirements of the State as provided in the Agreement;

         (4) CONTRACTOR has had the opportunity to review and understand the State's stated objectives in entering into this Agreement and, based on such review and understanding, CONTRACTOR currently has the capability to perform in accordance with the terms and conditions of this Agreement;

         (5) CONTRACTOR also has reviewed and understands the risks associated with the CHIP program as described in the Request for Proposals, including the risk of non-appropriation of funds.

     Accordingly, on the basis of the terms and conditions of this Agreement, HHSC desires to engage CONTRACTOR to perform the services described in this Agreement under the terms and conditions set forth in this Agreement.

     SECTION 2.03 MISSION OBJECTIVES.

     CONTRACTOR acknowledges its understanding that HHSC's overall objective in engaging CONTRACTOR pursuant to this Agreement is to arrange for the provision of health care services to the CHIP-eligible population through qualified health care providers. The health care services will be delivered in a highly efficient and effective manner on behalf of HHSC, the state administrative agencies operating portions of the CHIP program in Texas, and the members of the CHIP program. In particular,

CONTRACTOR acknowledges its understanding of HHSC's desire to achieve the following primary Mission Objectives:

         (1) Provision of quality, accessible, and comprehensive health care services, as set out in the RFP, which are tailored to meet the health care needs of Texas children;

         (2) Responsiveness by CONTRACTOR to the special circumstances of children with special health care needs; and

         (3) Provision of health care services to all persons who are eligible for and enrolled in CHIP in an efficient, cost-effective manner.

     SECTION 2.04 DESIRED BENEFITS.

     CONTRACTOR understands that as a result of CONTRACTOR's arranging for the delivery of health care services, HHSC anticipates and CONTRACTOR is committed to assist HHSC achieve the following desired benefits for the State of Texas:

     (1) High-quality health care services as described in this Agreement provided in a cost-effective, efficient manner;

     (2) Health insurance coverage for low-income children in the State of Texas who are currently uninsured and who are not served by or eligible for other state-assisted health insurance programs.

     (3) A flexible relationship between HHSC and CONTRACTOR under which CONTRACTOR will be highly responsive to the needs and requests of HHSC and to changes in methods and strategies for providing services; and

     (4) Continuous identification of methods to improve services and reduce costs.

     SECTION 2.05 CONSTRUCTION OF AGREEMENT.

     (a) Scope of Article.

     The provisions of this article are intended to be a general introduction to this Agreement and are not intended to expand the scope of the Parties' obligations under this Agreement or to alter the plain meaning of the terms and conditions of this Agreement. For purposes of this transaction, HHSC, the single state agency designated to administer CHIP, is the contracting agency. References in this Agreement to the State are interpreted, as appropriate, to mean or include HHSC and other State agencies that may participate in the administration of CHIP; provided, however, that no provision will be interpreted to include any entity other than HHSC as the contracting agency.

     (b) Severability.

     If any provision of this Agreement is construed to be illegal or invalid, such interpretation will not affect the legality or validity of any of its other provisions. The illegal or invalid provision will be deemed stricken and deleted to the same extent and effect as if never incorporated in this Agreement, but all other provisions will remain in full force and effect.

     (c) Survival of terms.

     Termination or expiration of this Agreement for any reason will not release either Party from any liabilities or obligations set forth in this Agreement that:

         (1) The Parties have expressly agreed shall survive any such termination or expiration; or

         (2) Remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

     (d) Headings.

     The article and section headings in this Agreement are for reference and convenience only and may not be considered in the interpretation of this Agreement.

     (e) Global drafting conventions.

         (1) The terms "include," "includes," and "including" are terms of inclusion, and where used in this Agreement, are deemed to be followed by the words "without limitation."

         (2) Any references to "sections," "appendices," or "attachments" are deemed to be references to sections, appendices, or attachments to this Agreement.

         (3) Any references to agreements, contracts, statutes, or administrative rules or regulations in this Agreement are deemed references to these documents as amended, modified, or supplemented from time to time during the term of this Agreement.

     SECTION 2.06 TIME OF THE ESSENCE.

     In consideration of the time limits for implementation of the CHIP, time is of the essence in the performance of the Parties' obligations under this Agreement.

     SECTION 2.07 NO IMPLIED AUTHORITY.

     The authority delegated to CONTRACTOR by HHSC is limited to the terms of this Agreement. HHSC is the state agency designated by the Texas Legislature to administer CHIP, and no other agency of the State grants CONTRACTOR any authority related to CHIP unless directed through HHSC. CONTRACTOR may not rely upon implied authority, and specifically is not delegated authority under this Agreement to:

         (1) make public policy;

         (2) promulgate, amend or disregard administrative regulations or program policy decisions made by State and federal agencies responsible for administration of CHIP; or

         (3) unilaterally communicate or negotiate with any federal or state agency or the Texas Legislature on behalf of HHSC regarding the CHIP program.

     CONTRACTOR is required to reasonably cooperate to assist HHSC in communications and negotiations with state and federal agencies as directed by HHSC.

     SECTION 2.08 LEGAL AUTHORITY.

     (a) HHSC is authorized to enter into this Agreement under sections of Chapter 531, Texas Government Code, Chapter 62, Texas Health & Safety Code, and
section 2155.144, Texas Government Code. CONTRACTOR is authorized to enter into this Agreement pursuant to the authorization of its governing board or controlling owner or officer.

     (b) The person or persons signing and executing this Agreement on behalf of HHSC, or representing themselves as signing and executing this Agreement on behalf of HHSC, warrant and guarantee that he, she, or they have been duly authorized by HHSC to execute this Agreement on behalf of HHSC and to validly and legally bind HHSC to all of its terms, performances, and provisions.

ACCORDINGLY, UNLESS OTHERWISE SPECIFIED IN THIS AGREEMENT, CONTRACTOR ASSURES COMPLIANCE WITH THE FOLLOWING TERMS AND CONDITIONS:

                            ARTICLE 3. DEFINITIONS.

     As used in this Agreement, the following terms and conditions shall have the meanings assigned below:

     "ADMINISTRATIVE SERVICES CONTRACTOR" means the entity performing the functions under a contract awarded pursuant to a procurement solicitation instrument entitled "Children's Health Insurance Program, Administrative Services Request for Proposals," issued by HHSC on July 7, 1999.

     "ADVERSE DETERMINATION" means a determination by a utilization review agent that the health care services furnished or proposed to be furnished to a patient are not medically necessary or are not appropriate.

     "AGREEMENT" means this formal, written, and legally enforceable agreement and amendments thereto between the Parties that is awarded pursuant to state law and in accordance with the procurement solicitation instrument entitled "Texas Children's Health Insurance Program, Health Maintenance Organization Request for Proposals," issued by HHSC on August 2, 1999.

     "ANNIVERSARY DATE" means May 1 of each year after the first year of this Agreement, regardless of the date of execution or effective date of the Agreement.

     "AUXILIARY AIDS AND SERVICES" include qualified interpreters or other effective methods of making aurally-delivered materials understood by persons with hearing impairments; taped texts, large print, Braille, or other effective methods to ensure visually-delivered materials are available to individuals with visual impairments. Auxiliary Aids and Services also include effective methods to ensure that materials (delivered both aurally and visually) are available to those with cognitive or other disabilities affecting communication.

     "CAPITATION" means a method of payment in which CONTRACTOR or a health care provider receives a fixed sum of money each month for each enrolled Member, regardless of the amount of covered services used by the enrolled Member.

     "CHANGE" means any alteration, adjustment, exchange, substitution, or modification of the Services under this Agreement that are authorized in accordance with Article 8 of this Agreement.

     "CHANGE ORDER" means an authorization to make a change in the Services or Deliverables under this Agreement.

     "CHILDREN'S HEALTH INSURANCE PROGRAM" or "CHIP" means the health insurance program that is the subject of the services under this Agreement, authorized and funded pursuant to Title XXI, Social Security Act (42 U.S.C. Sections 1397aa-1397jj) and administered by the Texas Health and Human Services Commission.

     A "CHILD WITH COMPLEX SPECIAL HEALTH CARE NEEDS" or "CCSHCN" means a child who:

          a. ranges in age from birth up to age 19 years;

          b. has a serious ongoing illness, a complex chronic condition, or a disability that has lasted or is anticipated to last at least twelve continuous months or more;

          c. has an illness, condition or disability that results (or without treatment would be expected to result) in limitation of function, activities, or social roles in comparison with accepted pediatric age-related milestones in the general areas of physical, cognitive, emotional, and/or social growth and/or development;

          d. requires regular, ongoing therapeutic intervention and evaluation by appropriately trained health care personnel; and

          e. has a need for health and/or health-related services at a level significantly above the usual for the child's age.

     "CHIP SERVICE AREA" means those areas originally designated and numbered by HHSC in the RFP as available for coverage by a health maintenance organization.

     "COMPLAINANT" means a Member or a treating provider or other individual designated to act on behalf of the Member who files the Complaint.

     "COMPLAINT" means any dissatisfaction, expressed by a complainant orally or in writing to CONTRACTOR, with any aspect of CONTRACTOR's operation, including, but not limited to, dissatisfaction with plan administration, procedures related to review or appeal of an adverse determination, as that term is defined in Texas Insurance Code, article 20A.12; the denial, reduction, or termination of a service for reasons not related to medical necessity; the way a service is provided; or disenrollment decisions. The term does not include misinformation that is resolved promptly by supplying the appropriate information or clearing up the misunderstanding to the satisfaction of the Member.

     "CONFIDENTIAL INFORMATION" means any communication or record (whether oral, written, electronically stored or transmitted, or in any other form) that consists of:

         (a) Information relating to applicants or recipients of services or benefits under the CHIP Program;

         (b) All non-public budget, expense, payment, and other financial information;

         (c) Any information marked by HHSC as confidential or not subject to required public disclosure for purposes of Chapter 552, Texas Government Code; and

         (d) Unless previously publicly disclosed by HHSC or another state agency or authorized by HHSC, the substance and content of any CHIP program guidance or manual.

     "CONTRACTOR" means AMERICAID Texas, Inc. d/b/a AMERIKIDS, a health maintenance organization licensed by the State of Texas.

     "CONTRACTOR'S CSA" means all of the counties in the State of Texas in which CONTRACTOR is providing Covered Services, specifically set out in Appendix C.

     "CSA #(INSERTED)" means a designated CHIP Service Area as specified in the RFP.

     "CORRECTIVE ACTION PLAN" means the detailed written plan required by HHSC to correct or resolve a deficiency or event causing the assessment of a liquidated damage against CONTRACTOR.

     "COURT-ORDERED COMMITMENT" means a commitment of a Member to a psychiatric facility for treatment that is ordered by a court of law pursuant to the Texas Health and Safety Code, Title VII, Subtitle C.

     "COVERAGE YEAR" means twelve (12) months from the first date that a Member is covered by a health plan or the appropriate period for pregnant Members in accordance with section 11.01(c).

     "COVERED SERVICES" are those health care services that CONTRACTOR must arrange to provide to Members, as set out in the RFP.

     "CULTURAL COMPETENCY" means the ability of individuals and systems to provide services effectively to people of various cultures, races, ethnic backgrounds, and religions in a manner that recognizes, values, affirms, and respects the worth of the individuals and protects and preserves their dignity.

     "DATE OF DISENROLLMENT" means the last day of the last month for which CONTRACTOR receives premium for a Member.

     "DELIVERABLE" means a written or recorded work product prepared, developed, or procured by CONTRACTOR as part of the Services under this Agreement for the use or benefit of HHSC or the State of Texas and identified in Article 17 of this Agreement to be specified in a report matrix to be developed by the Parties and attached to this Agreement as an amendment.

     "DISABILITY" means a physical or mental impairment that substantially limits one or more of the major life activities of an individual.

     "EFFECTIVE DATE" means January 19, 2000. For purposes of this Agreement, the term includes any period under which work is performed in accordance with a properly executed Letter of Intent between HHSC and CONTRACTOR.

     "EFFECTIVE DATE OF COVERAGE" means the first day of the month for which CONTRACTOR has received premium for a Member.

     "EXPIRATION DATE" means April 30, 2003.

     "FORCE MAJEURE EVENT" means any failure or delay in performance of a duty by a Party under this Agreement that is caused by fire, flood, hurricane, tornadoes, earthquake, an act of God, an act of war, riot, civil disorder, or any similar event beyond the reasonable control of such Party and without the fault or negligence of such Party.

     "HEALTH AND HUMAN SERVICES COMMISSION" or "HHSC" means the administrative agency within the executive department of Texas state government established under chapter 531, Texas Government Code, and authorized to administer CHIP under chapter 62, Texas Health and Safety Code or its designee, including, but not limited to, the Texas Department of Health.

     "HEALTH MAINTENANCE ORGANIZATION" or "HMO" means an entity defined in article 20A.02(n), Texas Insurance Code.

     "IMPLEMENTATION DATE" means May 1, 2000.

     "INITIAL TERM" means the period between the Effective Date and the original Expiration Date of this Agreement.

     "KEY CONTRACTOR PERSONNEL" means the critical management and technical positions identified by CONTRACTOR in its Proposal and subject to the approval and oversight of HHSC in accordance with section 5.02 of this Agreement.

     "MANAGEMENT SERVICES CONTRACTOR" means the entity contracted by HHSC to manage CHIP service contracts.

     "MEMBER" means a person who has met CHIP eligibility criteria, and is enrolled in a CHIP health plan.

     "NON-PROVIDER SUBCONTRACTS" means contracts between CONTRACTOR and a third party which performs a function, excluding delivery of health care services, that CONTRACTOR is required to perform under its contract with HHSC.

     "PARTIES" means HHSC and CONTRACTOR, collectively.

     "PARTY" means either HHSC or CONTRACTOR, individually.

     "PROPOSAL" means the proposal submitted by CONTRACTOR in response to the CHIP Health Maintenance Organization Request for Proposals.

     "PROVIDER SUBCONTRACT" means an agreement entered into by a direct provider of health care services and CONTRACTOR or an intermediary entity.

     "PUBLIC INFORMATION" means information that:

         (1) Is collected, assembled, or maintained under a law or ordinance or in connection with the transaction of official business by a governmental body or for a governmental body; and

         (2) The governmental body owns or has a right of access to.

     "READINESS REVIEW" means the examination conducted by HHSC of CONTRACTOR's ability, preparedness, and availability to fulfill its obligations under this Agreement.

     "REQUEST FOR PROPOSALS" or "RFP" means the procurement solicitation instrument entitled Children's Health Insurance Program, Health Maintenance Organization Request for Proposals," issued by HHSC on August 2, 1999, and under which this Agreement was awarded and is executed. The term includes all modifications, amendments, revisions, and errata to the RFP published by HHSC.

     "SCOPE OF WORK" means the description of Services and Deliverables specified in the RFP, CONTRACTOR's Proposal, and Articles 7 and 10 through and including 19 of this Agreement.

     "SERVICES" means the tasks, functions, and responsibilities assigned and delegated to CONTRACTOR under this Agreement and described in Articles 7 and 10 through and including 19 of this Agreement, and any ancillary tasks, functions or responsibilities not otherwise expressly described in this Agreement but which are customary or required for the proper performance or delivery of the Services.

     "SOFTWARE" means all operating system and applications software used by CONTRACTOR to provide the Services under this Agreement.

     "STATE" means HHSC or an agency within the executive or legislative branch of Texas state government other than HHSC, as appropriate.

     "SYSTEM" means the automated information system utilized by CONTRACTOR in the performance of the Services under this Agreement.

     "SUBCONTRACT" means any written agreement between CONTRACTOR and other party to fulfill the requirements of this Agreement. All subcontracts are required to be in writing.

     "SUBCONTRACTOR" means any individual or entity which has entered into a subcontract with CONTRACTOR.

     "TDI" means the Texas Department of Insurance.

     "TRANSITION PLAN" means the written plan developed by CONTRACTOR, approved by HHSC, and to be employed in the event of an early termination of this Agreement. The Transition Plan describes CONTRACTOR's policies and procedures that will assure:

                  (1) The least disruption in the delivery of health care services to those CHIP-eligible children who are enrolled with CONTRACTOR during the transition to a substitute health plan; and

                  (2) Cooperation with HHSC and the substitute health plan provider in transferring information to a substitute health plan , as well as notifying Members of the transition and of their option to select a new plan, as requested and in the form required or approved by HHSC.

     "VALUE-ADDED SERVICES" means those services, if any, that CONTRACTOR offered to provide and described in its Proposal, which are required to be offered and provided to Members. CONTRACTOR does not receive capitation for these services. The cost of providing these Value-added Services is an allowable expense for purposes of calculating the experience rebate described in section 10.06.

                    ARTICLE 4. GENERAL TERMS AND CONDITIONS

     SECTION 4.01 TERM OF THE AGREEMENT.

     (a) General provisions.

     This section will govern the period for performance of this Agreement. No commitment of funds by HHSC is permitted prior to the Effective Date or subsequent to the last regularly-scheduled payment date services provided during the Initial Term, including retroactive adjustments, and any properly executed extension of the Initial Term unless authorized under a properly executed Letter of Intent between HHSC and CONTRACTOR. The term may be extended or shortened by amendment.

     (b) Initial Term.

     The Initial Term of this Agreement will commence on January 19, 2000, and will terminate on April 30, 2003, unless terminated sooner or extended in accordance with the terms of this Agreement. The Initial Term includes any period during which work is performed under a Letter of Intent that is properly executed between HHSC and CONTRACTOR.

     (c) Optional extension of Agreement.

     HHSC may offer to extend the term of this Agreement by written notice to CONTRACTOR no less than 90 days before the Expiration Date. Upon mutual written agreement of the parties, this Agreement may be extended for two one-year terms. If HHSC decides to offer an extension of this Agreement for a second one-year term, HHSC will provide written notice to CONTRACTOR no less than 90 days before the originally-extended expiration date.

     (d) Modifications upon extension or renewal of Agreement.

         (1) If HHSC seeks modifications to the Agreement as a condition of any extension, HHSC's notice to CONTRACTOR will specify those modifications, the Agreement pricing terms, or other terms and conditions of the Agreement HHSC seeks.

         (2) Modifications proposed by HHSC may apply to operations under this Agreement in any Agreement year beginning after the date of written notice to CONTRACTOR. CONTRACTOR must respond to HHSC's proposed modification within 30 days of receipt. Upon receipt of CONTRACTOR's written response to the proposed modifications, HHSC may enter into negotiations with CONTRACTOR to arrive at mutually agreeable Agreement modifications. If HHSC determines that the Parties will be unable to reach agreement on mutually satisfactory Agreement modifications, then HHSC must provide written notice to CONTRACTOR of its intent not to extend the Agreement beyond the Agreement term then in effect, at least 90 days before the Agreement Expiration Date, inclusive of all extension options previously exercised.

     SECTION 4.02 SCOPE OF WORK.

     CONTRACTOR will arrange for the delivery of health care services set out in the RFP and prepare and deliver the reports described in Article 17 and to be more specifically described in an appendix that the Parties will develop and attach as an appendix by amendment of this Agreement. CONTRACTOR will also perform the other functions set out in Articles 7 and 10 through and including 19 of this Agreement, as well as the duties and responsibilities set out in the RFP and CONTRACTOR's Proposal. The RFP and CONTRACTOR's Proposal are both incorporated into this Agreement by reference for all purposes.

     SECTION 4.03 AGREEMENT ELEMENTS.

     (a) Agreement documentation.

     The agreement between the Parties will consist of this Agreement, the RFP, and CONTRACTOR's Proposal.

     (b) Order of documents.

     In the event of any conflict or contradiction between or among these documents, the documents shall control in the following order of precedence:

         (1) The final executed Agreement;

         (2) CONTRACTOR's Proposal ; and

         (3) The RFP.

     (c) Oral and written representations.

     No oral or written representations of CONTRACTOR, including representations made outside of its formal Proposal documentation, have been regarded by HHSC as inducements to contract and are not expressly made a part of this Agreement.

     SECTION 4.04 NOTICES.

     (a) Any notice under this Agreement must be sent by registered or certified mail, return receipt requested, or must be delivered in hand, and a receipt provided.

     (b) Any notice under this Agreement to HHSC will be sufficient if hand-delivered or mailed to:

                  Don A. Gilbert, M.B.A.
                  Commissioner
                  Health and Human Services Commission
                  P.O. Box 12347
                  4900 North Lamar Blvd.
                  Austin, Texas 78751

                  Copy to:
                  Jason Cooke
                  Health & Human Services Commission
                  P.O. Box 12347
                  4900 North Lamar Blvd.
                  Austin, Texas 78751

     (c) Any notice under this Agreement to CONTRACTOR will be sufficient if hand-delivered or mailed to:

                  Name: James D. Donovan, Jr.
                  Title: President and Chief Executive Officer
                  Business name: AMERICAID Texas, Inc.
                  Address: 2730 N. Stemmons Freeway
                           Suite 608, West Tower
                           Dallas, Texas  75207

                  Copy to:
                  Name: Sharron Cox
                  Address: AMERICAID Community Care
                           6700 West Loop South, Suite 200

                            Bellaire, Texas 77401


     (d) Either Party may change its designee or address upon five (5) days' prior written notice to the other Party.

     SECTION 4.05 FUNDING.

     This Agreement is expressly conditioned on the availability of state and federal appropriated funds. CONTRACTOR will have no right of action against HHSC in the event that HHSC is unable to perform its obligations under this Agreement as a result of the suspension, termination, withdrawal, or failure of funding to HHSC or lack of sufficient funding of HHSC for any activities or functions contained within the scope of this Agreement. If funds become unavailable, the provisions of Article 20 (Remedies and Disputes) will apply. HHSC will use all reasonable efforts to ensure that such funds are available. HHSC shall make best efforts to provide reasonable written advance notice to CONTRACTOR upon learning that funding for CHIP may be discontinued.

     SECTION 4.06 DELEGATION OF AUTHORITY.

     Whenever, by any provision of this Agreement, any right, power, or duty is imposed or conferred on HHSC, the right, power, or duty so imposed or conferred is possessed and exercised by the Commissioner unless any such right, power, or duty is specifically delegated to the duly appointed agents or employees of HHSC. The Commissioner will reduce any such delegation of authority to writing and provide a copy to CONTRACTOR on request.

     SECTION 4.07 NO WAIVER OF SOVEREIGN IMMUNITY.

     The Parties expressly agree that no provision of this Agreement is in any way intended to constitute a waiver by HHSC or the State of Texas of any immunities from suit or from liability that HHSC or the State of Texas may have by operation of law.

     SECTION 4.08 FORCE MAJEURE.

     Neither CONTRACTOR nor HHSC will be liable to the other for any delay in, or failure of performance, of any requirement contained in the Agreement caused by a force majeure event. The existence of such causes of delay or failure will extend the period of performance in the exercise of reasonable diligence until after the causes of delay or failure have been removed. Each Party must inform the other in writing with proof of receipt within ten (10) business days of the existence of a force majeure event or otherwise waive this right as a defense.

     SECTION 4.09 HOLD HARMLESS.

     CONTRACTOR agrees that it shall hold harmless HHSC and its Commissioner, employees, agents, contractors, subcontractors, and independent consultants and their subcontractors and consultants from any and all actions in bid or proposal evaluation other than acts of willful misconduct and gross negligence.

     SECTION 4.10 ASSIGNMENT.

     This Agreement was awarded to CONTRACTOR based on CONTRACTOR's qualifications to perform the services described in the RFP. CONTRACTOR cannot assign this Agreement without the written consent of TDI and HHSC. This provision does not prevent CONTRACTOR from subcontracting duties and responsibilities to qualified Subcontractors. If TDI and HHSC consent to an assignment of this Agreement, a transition period of 90 days will run from the date the assignment is approved by TDI and HHSC so that Members' services are not interrupted. The assigning CONTRACTOR must also submit a transition plan, as set out in section 20.15(d), subject to HHSC's approval.

     SECTION 4.11 EVIDENCE OF FINANCIAL SOLVENCY.

     CONTRACTOR must be and remain in full compliance with all applicable state and federal solvency requirements for basic-service health maintenance organizations, including but not limited to, all reserve requirements, net worth standards, debt-to-equity ratios, or other debt limitations.

     If CONTRACTOR becomes aware of any impending changes to its financial or business structure that could adversely impact its compliance with the requirements of this Agreement or its ability to pay its debts as they come due, CONTRACTOR must notify HHSC immediately in writing. CONTRACTOR has not filed for protection under any state or federal bankruptcy laws.

     SECTION 4.12 MINIMUM NET WORTH.

     CONTRACTOR has minimum net worth to the greater of (a) $1,500,000; (b) an amount equal to the sum of twenty-five dollars ($25) times the number of all enrollees including Members; or (c) an amount that complies with standards adopted by the Texas Department of Insurance. Minimum net worth means the excess total admitted assets over total liabilities, excluding liability for subordinated debt issued in compliance with article 1.39 of the Texas Insurance Code.

     SECTION 4.13 PERFORMANCE AND FIDELITY BONDS.

     CONTRACTOR will furnish HHSC with a performance bond in the form prescribed by HHSC and approved by TDI, naming HHSC as Obligee, securing CONTRACTOR's faithful performance of the terms and conditions of this Agreement. The performance bond has been issued in the amount of $100,000 for a three-year period (the Initial Term). If the Agreement is renewed or extended under section 4.01(c), a separate bond will be required for each additional term of the Agreement. The bond has been issued by a surety licensed by TDI, and specifies cash payment as the sole remedy. Performance Bond requirements under this article must comply with article 20A.30 of the Texas Insurance Code and 28 T.A.C. Section 11.1805, relating to Performance and Fidelity Bonds. The bond must be delivered to HHSC at the same time this signed Agreement is delivered to HHSC.

     SECTION 4.14 INSURANCE.

     CONTRACTOR must maintain or cause to be maintained general liability insurance in the amounts of at least $1,000,000 per occurrence and $5,000,000 in the aggregate.

     CONTRACTOR must maintain or require professional liability insurance on each of the providers in its network in the amount of $100,000 per occurrence and $300,000 in the aggregate or the limits required by the hospital at which the network provider has admitting privileges.

     CONTRACTOR must maintain an umbrella professional liability insurance policy for the greater of $3,000,000 or an amount (rounded to the next $100,000) which represents the number of CONTRACTOR's Members in the first month of the Agreement term multiplied by one hundred fifty dollars ($150), not to exceed $10,000,000.

     Any exceptions to the requirements of this section must be approved in writing by HHSC prior to the Implementation Date. Subcontractors and providers who qualify as state or federal units of government and are prohibited by law from purchasing liability insurance are exempt from the insurance requirements of this section. State and federal units of government are required to comply with and are subject to the provisions of the Texas or Federal Tort Claims Act.

     SECTION 4.15 REPROCUREMENT RIGHTS.

     Notwithstanding anything in this Agreement to the contrary, HHSC may at any time issue requests for proposals to other potential contractors for performance of any portion of the Services covered by this Agreement or services similar or comparable to the Services performed by CONTRACTOR under this Agreement to achieve choice in a CHIP Service Area or to replace an HMO who is no longer providing Covered Services in a CHIP Service Area. HHSC will provide advance written notice to CONTRACTOR if HHSC reprocures in CONTRACTOR's CSA.

                   ARTICLE 5. CONTRACTOR PERSONNEL MANAGEMENT

     SECTION 5.01 QUALIFICATIONS, RETENTION AND REPLACEMENT OF CONTRACTOR EMPLOYEES.

     CONTRACTOR agrees to maintain the organizational and administrative capacity and capabilities to carry out all duties and responsibilities under this Agreement. The personnel CONTRACTOR assigns to perform the duties and responsibilities under this Agreement will be properly trained and qualified for the functions they are to perform. CONTRACTOR does not warrant the quality of training for which the State is responsible. Notwithstanding transfer or turnover of personnel, CONTRACTOR remains obligated to perform all duties and responsibilities under this Agreement without degradation and in accordance with this Agreement.

     SECTION 5.02 KEY CONTRACTOR PERSONNEL.

     (a) CONTRACTOR's Proposal includes a list of designated key management and technical personnel ("Key CONTRACTOR Personnel") who will be assigned to this Agreement. For the purposes of this requirement, Key CONTRACTOR Personnel are those with management responsibility or principal technical responsibility for the following functional areas of this Agreement: Member Services; Management Information Systems; Provider/Network Development and Maintenance; Benefit Administration and Utilization; Financial Functions; and Reporting. CONTRACTOR's Medical Director is also a Key CONTRACTOR Personnel.

     (b) CONTRACTOR shall maintain throughout the period of this Agreement with HHSC the ability to support its Key CONTRACTOR Personnel with the required resources necessary to meet contract requirements and comply with applicable law. CONTRACTOR shall ensure project continuity by timely replacing Key CONTRACTOR Personnel, if necessary, with a sufficient number of persons having the requisite skills, experience and other qualifications. No later than thirty
(30) calendar days after any change in Key CONTRACTOR Personnel, CONTRACTOR shall notify HHSC in writing with the names of any replacement staff and details of their requisite skills, experience and other qualifications.

     (c) If HHSC determines that a working relationship satisfactory to HHSC cannot be established between a Key CONTRACTOR Personnel and HHSC and desires that the Key CONTRACTOR Personnel not work with HHSC on CONTRACTOR's duties and responsibilities under this Agreement, HHSC will notify CONTRACTOR in writing. After receipt of HHSC's notice, HHSC and CONTRACTOR will attempt to resolve HHSC's concerns on a mutually agreeable basis.

     (d) Regardless of specific personnel changes, CONTRACTOR must maintain the overall level of expertise, experience, and skill reflected in the Key Contractor Personnel resumes submitted. HHSC will continuously monitor the overall level of expertise of CONTRACTOR's staff to ensure that CONTRACTOR is in compliance with this requirement.

     SECTION 5.03 MEDICAL DIRECTOR

     CONTRACTOR must have the equivalent of a full-time Medical Director licensed under the Texas State Board of Medical Examiners (M.D. or D.O.). The Medical Director must comply with applicable federal and state statutes and regulations.

     The Medical Director must exercise independent medical judgment in all decisions relating to medical necessity. CONTRACTOR must ensure that its decisions relating to medical necessity are not adversely influenced by fiscal management decisions. HHSC may conduct reviews of decisions relating to medical necessity upon reasonable notice.

     SECTION 5.04 RESPONSIBILITY FOR CONTRACTOR PERSONNEL.

     (a) CONTRACTOR's employees will not in any sense be considered employees of HHSC or the State of Texas, but will be considered CONTRACTOR's employees for all purposes.

     (b) Except as expressly provided in this Agreement, neither CONTRACTOR nor any of CONTRACTOR's employees, subcontractors or agents may act in any sense as agents or representatives of HHSC or the State of Texas.

     (c) CONTRACTOR's employees must be paid exclusively by CONTRACTOR for all services performed. CONTRACTOR is responsible for and must comply with all requirements and obligations related to such employees under local, state or federal law, including minimum wage, social security, unemployment insurance, state and federal income tax and workers' compensation obligations.

     SECTION 5.05 COOPERATION WITH HHSC OR STATE ADMINISTRATIVE AGENCIES.

     (a) Cooperation with HHSC contractors.

     CONTRACTOR agrees to reasonably cooperate with and work with the state's contractors, subcontractors and third-party representatives as requested by HHSC. To the extent permitted by HHSC's financial and personnel resources, HHSC agrees to reasonably cooperate with CONTRACTOR and to use its best efforts to ensure that HHSC's other CHIP contractors reasonably cooperate with CONTRACTOR.

     (b) Cooperation with state and federal administrative agencies.

     CONTRACTOR must ensure that CONTRACTOR personnel will cooperate with HHSC or other state or federal administrative agency personnel at no charge to HHSC for purposes relating to the administration of the CHIP program including, but not limited to the following purposes:

         (1) The investigation and prosecution of fraud, abuse, and waste in the Texas Title XIX Medical Assistance (Medicaid) Program or the CHIP program;

         (2) Audit, inspection, or other investigative purposes; and

         (3) Testimony in judicial or quasi-judicial proceedings relating to the Services under this Agreement or other delivery of information to HHSC or other agencies' investigators or legal staff.


                    ARTICLE 6. GOVERNING LAW AND REGULATIONS

     SECTION 6.01 GOVERNING LAW AND VENUE.

     This Agreement is governed by the laws of the State of Texas and interpreted in accordance with Texas law. Proper venue for litigation arising from this Agreement is the District Courts of Travis County, Texas.

     SECTION 6.02 LAW AND REGULATIONS GOVERNING ADMINISTRATION OF THE AGREEMENT.

     The administration of the Agreement shall be in accordance with the following laws and regulations:

         (1) Title XXI of the Social Security Act, as amended, and any final regulations promulgated thereunder;

         (2) Chapter 62, Texas Health & Safety Code, as amended, and any administrative rules adopted under that chapter;

         (4) Chapter 531, Texas Government Code, as amended; and

         (5) Any other pertinent provisions of Federal law or Texas law.

     SECTION 6.03 CONTRACTOR RESPONSIBILITY FOR COMPLIANCE WITH LAWS AND REGULATIONS.

     CONTRACTOR is responsible for compliance with all laws, regulations, and administrative rules that govern the performance of the Services including, but not limited to, all state and federal tax laws, state and federal employment laws, state and federal regulatory requirements, and licensing provisions. CONTRACTOR is responsible for ensuring each of its personnel who provide services under the Agreement are properly licensed, certified, and/or have proper permits to perform any activity related to the Services.

     SECTION 6.04 LAWS AND REGULATIONS GOVERNING PROCUREMENT OF THE SERVICES.

     (a) It is the express intention of the Parties that this Agreement be a procurement of health care services and meeting all applicable requirements of the following:

         (1) Title 42, Code of Federal Regulations, Part 92;

         (2) Title 45, Code of Federal Regulations, Part 74;

         (3) Chapter 62, Texas Health & Safety Code;

         (4) Section 2155.144, Texas Government Code.

     SECTION 6.05 IMMIGRATION REFORM AND CONTROL ACT OF 1986.

     CONTRACTOR shall comply with the requirements of the Immigration Reform and Control Act of 1986 and the Immigration Act of 1990, 8 U.S.C. Sections 1101, et seq., regarding employment verification and retention of verification forms for any individual(s) hired on or after November 6, 1986, who will perform any labor or services under this Agreement.

     SECTION 6.06 COMPLIANCE WITH STATE AND FEDERAL ANTI-DISCRIMINATION LAWS.

     (a) To the extent such provisions are applicable to CONTRACTOR, CONTRACTOR agrees to fully comply with the following laws and regulations that implement such laws:

         (1) Title VI of the Civil Rights Act of 1964, 28 U.S.C. Sections 2000d to 2000d-4 (P.L. 88-352);

         (2) Section 504 of the Rehabilitation Act of 1973, 29 U.S.C. Section 794 (P.L.] 93-112);

         (3) The Americans with Disabilities Act of 1990, 29 U.S.C. Section 706, 42 U.S.C. Sections 12101, et seq.;

         (4) 47 U.S.C. Sections 152, 221, 225, 611 (P.L. 101-336);

         (5) Title 45, Code of Federal Regulations, Part 80 (relating to race, color and national origin);

         (6) Title 45, Code of Federal Regulations, Part 84 (relating to handicap);

         (7) Title 45, Code of Federal Regulations, Part 86 (relating to sex);
         and

         (8) Title 45, Code of Federal Regulations, Part 91 (relating to age).

     Collectively, these authorities obligate HHSC to provide services without discrimination on the basis of race, color, national origin, age, sex, disability, or political or religious beliefs. CONTRACTOR agrees that in carrying out the terms of this Agreement, it will do so in a manner that assists HHSC to comply with such obligations.

     (b) CONTRACTOR agrees to comply with the applicable requirements of Texas Labor Code, Chapter 21, which requires that certain employers not discriminate on the basis of race, color, disability, religion, sex, national origin, or age.

     SECTION 6.07 ENVIRONMENTAL PROTECTION LAWS.

     CONTRACTOR agrees to comply with the applicable provisions of federal environmental protection laws as described in this section:

     (a) Pro-Children Act of 1994.

     CONTRACTOR agrees to comply with the Pro-Children Act of 1994, as applicable, 20 U.S.C. Sections 6081 - 6084 P.L. 103-227; 108 Stat. Section 104) regarding the provision of a smoke-free workplace and promoting the non-use of all tobacco products.

     (b) National Environmental Policy Act of 1969.

     CONTRACTOR agrees to comply with any applicable provisions relating to the institution of environmental quality control measures contained in the National Environmental Policy Act of 1969, 42 U.S.C. Sections 4321-4332,) and Executive Order 11514 ("Protection and Enhancement of Environmental Quality").

     (c) Clean Air Act and Water Pollution Control Act regulations.

     CONTRACTOR agrees to comply with any applicable provisions relating to required notification of facilities violating the requirements of Executive Order 11738 ("Providing for Administration of the Clean Air Act and the Federal Water Pollution Control Act with Respect to Federal Contracts, Grants, or Loans").

     (d) State Clean Air Implementation Plan.

     CONTRACTOR agrees to comply with any applicable provisions requiring conformity of federal actions to State (Clean Air) Implementation Plans under
Section 176(c) of the Clean Air Act of 1955, as amended (42 U.S.C. Sections 740-7642).

     (e) Safe Drinking Water Act of 1974.

     CONTRACTOR agrees to comply with applicable provisions relating to the protection of underground sources of drinking water under the Safe Drinking Water Act of 1974, as amended (21 U.S.C. Section 349; 42 U.S.C. Sections 300f to 300j-9).


             ARTICLE 7. SERVICE LEVELS AND PERFORMANCE MEASUREMENT.

     SECTION 7.01 PERFORMANCE MEASUREMENT.

     Satisfactory performance of this Agreement will be measured by:

     (a) Adherence to this Agreement, including all representations and warranties;

     (b) Compliance with project work plans, schedules, and milestones as proposed by CONTRACTOR in its Proposal and as revised by CONTRACTOR and finally approved by HHSC;

     (c) Delivery of the Services and Deliverables in accordance with the service levels and availability proposed in its Proposal and as finally approved or accepted by HHSC;

     (d) Results of audits performed by HHSC or its representatives in accordance with Article 9;

     (e) Timeliness, completeness, and accuracy of required reports; and

     (f) Achievement of performance measures developed by CONTRACTOR and HHSC and as modified from time to time by written agreement during the Initial Term of this Agreement.

     SECTION 7.02 MEASUREMENT AND MONITORING TOOLS.

     CONTRACTOR must implement all reasonably necessary measurement and monitoring tools and procedures required to measure and report CONTRACTOR's performance of the Services against the applicable service levels as such service levels are specified in the Agreement. Such measurement and monitoring must permit reporting at a level of detail sufficient to verify compliance with the service levels specified in the Agreement and will be subject to audit by HHSC. CONTRACTOR will provide HHSC with information and access to all applicable information or work product produced by such tools and procedures upon request for purposes of verification.

     SECTION 7.03 CONTINUOUS IMPROVEMENT AND BEST PRACTICES.

     CONTRACTOR must on an ongoing basis, as part of its total quality management process, identify ways to improve performance of the Services and identify and apply techniques and tools from other operations that would benefit CHIP either operationally or financially.

     SECTION 7.04 SYSTEMS DEVELOPMENT, MAINTENANCE AND OPERATION.

     (a) General responsibilities.

     CONTRACTOR will develop, maintain, and operate or arrange for the development, maintenance, and operation of the automated information system described in CONTRACTOR's Proposal that will be utilized by CONTRACTOR in the performance of the Services under this Agreement (the "System") and that performs functions necessary and convenient to the delivery of the Services, including, but not limited to, the following:


         (1) The general management information systems functions described in subsection (b) of this section; and

         (2) The specific system-wide functions described in subsection (c) of this section.

     (b) General management information system functions.

         (1) General data storage and handling requirements.


         (A) The System will manage, process, and securely store data in accordance with the requirements of this Agreement, the RFP, and CONTRACTOR's Proposal.

         (B) The System must process, store, manipulate, or manage information relating to CONTRACTOR's business operations and this Agreement, including, but not limited to:

             (i) Accounting and financial information, including, but not limited to:

                 a. Health care payment information--e.g., capitation payments, claims payments, refunds;

                 b. Administrative financial information--e.g., payments to subcontractors, suppliers, interest income

             (ii) Enrolled member information specified by HHSC; and

             (iii) Utilization data specified by HHSC.

         (C) In addition to any other requirement specified in this article, the System implemented by CONTRACTOR must include the following system features or functionality:

             (i) The capability to access, update and edit all data in a manner approved by HHSC;

             (ii) The capability to maintain automated audit trails regarding data changes to enable verification and validation of data changes, including:

                    a. The date of a change;

                    b. The reason and authority for the change;

                    c. The chronological recording of the change (i.e., the information before the change and after the change);

                    d. Whether the change was made by the system or by a person; and

                    e. The identity, authority, login name, or machine ID of the person, operator, or machine that made the change;


             (iii) The capability to allow data input, updating, and editing through manual and electronic transmissions;

             (iv) Procedures and processes for accumulating, archiving, and restoring data in the event of a system or subsystem failure;

             (v) Maintenance of automated or manual linkages between and among all management information systems subsystems and interfaces;

             (vi) The capability to relate member and provider data with utilization, service, accounting data, and reporting functions and other relationships deemed appropriate by HHSC within time frames specified by or on behalf of HHSC;

             (vii) The capability to relate and extract data elements into detail and summary reporting formats;

             (viii) Process and procedures manuals, available in written or electronic format, that:

                    a. Document and describe all manual and automated system procedures and processes for all the functions and features described in this section, and the various subsystem components; and

                    b. Are reviewed and updated at least annually and updated within

             (ix) The capability to maintain and cross-reference all member-related information with the most current CHIP member unique identifying number.

         (2) Data override capability.

     The System implemented by CONTRACTOR must include data override capability sufficient to allow CONTRACTOR staff to manually or electronically correct errors and, with appropriate permissions and security clearances, to mitigate specific system-wide data problems.

          (3) HIPAA compliance.

     The System implemented by CONTRACTOR must comply with applicable certificate of coverage and data specification and reporting requirements promulgated pursuant to the federal Health Insurance Portability and Accountability Act of 1996, P.L. 104-91 (August 21, 1996), as amended. CONTRACTOR will issue the Certificate of Creditable Coverage to disenrolled Members.

          (4) Data security and confidentiality.

     The System implemented by CONTRACTOR must contain system security features that include:

              (A) The ability to log and report all unauthorized attempts to access the system;

              (B) Dial-up access protection to permit systems access only from authorized locations and/or users;

              (C) A process for ensuring complete confidentiality of all passwords and IDs used by CONTRACTOR and HHSC employees;

              (D) Storage of all critical data files, when not in use, in a fireproof vault; and

              (E) Additional security requirements as agreed to by HHSC and CONTRACTOR.

          (5) Back-up.

              (A) CONTRACTOR will develop, equip, operate, and maintain or contract with a facility that will conduct back-up operations of all critical operational data (including all major data files, microfiche records, computer programs, system and operations, and documentation) received, generated, and maintained by the System in accordance with the representations in CONTRACTOR's Proposal or as specified by HHSC.

              (B) In fulfilling the requirements of this section, CONTRACTOR will implement a data back-up plan subject to HHSC approval.

              (C) The data back up operations described in this section will be for the purpose of restoring the System or data to fully operational status within timeframes specified by HHSC in cooperation with CONTRACTOR and will be conducted at a site other than the central facility established by CONTRACTOR for data center operations.

          (6) Disaster recovery.

          (A) CONTRACTOR must provide acceptable back-up hardware processing facilities for maintaining back-ups for all computer programs, microfiche originals, major files, system and operations, and user documentation (in magnetic and non-magnetic form) in the event of a disaster.

          (B) In the event of a failure of the data processing facilities and/or communications networks because of any disaster, mission critical administrative services normally furnished by CONTRACTOR must be fully available within five (5) working days following the disaster. The five-day period does not excuse CONTRACTOR from meeting the contractual performance criteria.

         (C) CONTRACTOR must provide HHSC with an updated acceptable detailed back-up and disaster recovery plan on an annual basis. The plan, and any subsequent modifications, are subject to HHSC approval. CONTRACTOR must demonstrate the back-up facilities' capability to HHSC at least once a year.

         (D) Failure to comply with the requirements set out in subsections (A) through (C) may subject CONTRACTOR to imposition of liquidated damages under Article 20 of this Agreement.

         (E) CONTRACTOR will test the operability of the Disaster Recovery Plan and related systems no sooner than April 1, 2000.

         (F) CONTRACTOR will supply any data or information (including cost information) HHSC may require in order to secure a waiver under House Bill 1, 76th Texas Legislature (General Appropriations Act), Article IX, Section 9-6.23 ("West Texas Disaster Recovery and Data Operations Center") if such a waiver is or becomes necessary. CONTRACTOR will reasonably cooperate with HHSC to secure such waiver.

     (c) System-wide functions.

     The System utilized by CONTRACTOR will have the functionality of and accomplish the requirements of the separate subsystems and tasks identified in the RFP and in this section, including the following:

         (1) Enrollment and Eligibility Subsystem.

         (A) The System implemented by CONTRACTOR must include an enrollment and Eligibility Subsystem that has the capability to receive, store, and process in accordance with this paragraph (c)(1) this section.

         (B) The System implemented by CONTRACTOR must:

             (i) Receive CHIP member enrollment information that is electronically transmitted to CONTRACTOR by the CHIP
             Administrative Services Contractor on a monthly basis. CONTRACTOR must update its records and issue new or revised membership/identification cards on the basis of the updated CHIP member enrollment information.

             (ii) Maintain historical data (files) as required by HHSC;

             (iii) Maintain data on enrollment, disenrollment, complaint, and appeal activities, including, but not limited to the following:

                   a. The reason for or type of disenrollment; and

                   b. Complaint and appeal resolution, organized in accordance with a format approved by HHSC;

             (iv) Receive, translate, edit and update files in accordance with requirements developed by the CHIP Administrative Services Contractor and HHSC prior to inclusion in the System, including processing updates received from the CHIP Administrative Services Contractor within 2 working days of CONTRACTOR's receipt of such updates;

              (v) Provide error reports and a reconciliation process between new data and data existing in the System;

              (vi) Verify Member eligibility for medical services rendered, or for other Member inquiries; and

              (vii) Search records by a variety of fields (e.g., name, unique identification numbers, date of birth, social security number, etc.) for eligibility verification purposes.

          (2) Provider Subsystem.

          (A) The System implemented by CONTRACTOR must include a Provider Subsystem that accepts, processes, stores and retrieves current and historical data on health care providers in CONTRACTOR's network, including, but not limited to, the following data:

              (i) Services offered or provided;

              (ii) Payment methodology;

              (iii) License/credentialing information;

              (iv) Service capacity and facility linkages; and

              (v) If required by HHSC, information concerning excluded
                  providers.

          (B) The functions and/or features of the Provider Subsystem must achieve the following:

              (i) Identify network providers, specialty or specialties by:

                  a. The appropriate regulatory board
                  certification/eligibility;

                  b. Admission privileges;

                  c. Member linkage;

                  d. Capacity;

                  e. Facility linkages;

                  f. Emergency arrangements or contact; and

                  g. Other limitations, affiliations, or restrictions specified by HHSC;

              (ii) Maintain provider history files to include audit trails and effective dates of information;

              (iii) Maintain provider fee schedules/remuneration agreements to permit accurate payment for services based on the financial agreement in effect on the date of service;

              (iv) Support CONTRACTOR's credentialing, re-credentialing, and credential-tracking processes;

              (v) Incorporate or link appropriate billing, client, and other information to the provider record;

              (vi) Flag and identify providers with restrictive conditions (e.g. limits to capacity, type of patient, and other services if approved out of network, age restrictions, exclusion, etc.);

              (vii) Support national and state provider number formats (such as UPIN, NPI, CLIA, Medicaid, TPI, etc.) as required by HHSC;

              (viii) Identify providers excluded from participation by HHSC as ineligible or excluded and update Provider Subsystem and other files to reflect period and reason for exclusion;

              (ix) Capture provider complaints;

              (x) Provide geographical mapping of provider network and assessment of network's capabilities to meet client needs; and

              (xi) Update provider information (e.g. provider addresses).

          (3) Claims/Services Data Subsystem.

          (A) The System implemented by CONTRACTOR must include a Claims/services Data Subsystem that collects, processes, and stores data on all services delivered for which CONTRACTOR is financially responsible, primarily for the following purposes:

              (i) Processing claims and tracking service utilization data;

              (ii) Capturing all medically related services, including medical supplies and/or equipment (using standard codes as specified by HHSC, e.g. HCPCS, ICD9-CM), rendered by service providers to an eligible member;

              (iii) Approving, preparing for payment, or rejecting or denying claims submitted. This subsystem may integrate manual and automated systems to validate and adjudicate claims. Refer to
              Section VIII of the RFP for additional information.

          (B) Functions and features of this subsystem are:

              (i) Accommodate multiple input methods -- tape, claim document, magnetic media;

              (ii) Support entry and capture of a minimum of two diagnosis codes for each individual encounter for a provider on a specific date of service;

              (iii) Edit and audit to ensure allowed services are provided to eligible clients by eligible providers;

              (iv) Interface with the Enrollment and Eligibility Subsystem, Provider Subsystem, and/or other CHIP-related systems specified by HHSC;

              (v) Edit for utilization and service criteria, medical policy, fee schedules, multiple contract periods and conditions;

             (vi) The ability to submit data to HHSC when requested through electronic transmission using specified formats and meeting specified edits;

             (vii) Support multiple fee schedule benefit packages and capitation rates for all contract periods for individual providers, groups, services, etc. A claim must be initially adjudicated and all adjustments must use the fee and policy applicable to the date of service;

             (viii) Provide timely, accurate, and complete data for monitoring claims processing performance;

             (ix) Provide claims editing capability for detecting CPT coding errors;

             (x) Provide timely, accurate, and complete data for reporting service utilization;

             (xi) Maintain and apply prepayment edits to verify accuracy and validity of claims data for proper adjudication;

             (xii) Maintain and apply edits and audits to verify timely, accurate, and complete data reporting;

             (xiii) Submit reimbursement to non-contracted providers for emergency services and medically necessary services not available in network but rendered to members in a timely and accurate manner.

             (xiv) Validate approval and denials of precertification, prior authorization, and referral requests during adjudication of claims;

             (xv) Track and report the exact date a service was performed using HHSC approved date ranges; and

             (xvi) Support all functions and report all required data elements.

                  (xvii) CONTRACTOR must comply with the standards adopted by the United States Department of Health and Human Services under the Health Insurance Portability and Accountability Act of 1996 (HIPAA) for submitting and receiving claims information through electronic data interchange that allows for automated processing and adjudication of claims within two or three years, as applicable, from the date the rules promulgated under HIPAA are adopted.

         (4) Financial Subsystem.

         (A) The System implemented by CONTRACTOR must include a Financial Subsystem that provides the necessary data for all accounting functions including:

             (i)   Cost accounting;

             (ii)  Inventory;

             (iii) Fixed assets;

             (iv)  Payroll;

              (v) General ledger;

              (vi) Accounts receivable and payable; and

              (vii) Financial statement presentation.

          (B) The Financial Subsystem must be capable of providing CONTRACTOR's management staff with information that:

              (i) Demonstrates that CONTRACTOR is meeting, exceeding, or falling short of fiscal goals; and

              (ii) Provides CONTRACTOR management with the necessary data to identify signs of potential fiscal distress and to enable management to take appropriate mitigating or corrective action.

          (5) Utilization/Quality Improvement Subsystem.

          (A) The System implemented by CONTRACTOR must include a Utilization/Quality Improvement Subsystem that combines data from other subsystems, and/or external systems, to:

              (i) Produce reports for analysis which focus on:

                   a. The review and assessment of quality of care given;

                   b. Detection of overutilization and underutilization of
                      services; and

                   c. Development of user-defined reporting criteria and
                      standards.

              (ii) Profiles utilization of providers and members and compares them against experience and norms for comparable individuals;

              (iii) Support the quality assessment function;

              (iv) Track utilization control function(s) and monitor inpatient admissions, emergency room use, ancillary, and out-of-area services.

              (v) Produce health care provider profiles, occurrence reporting, monitoring and evaluation studies, and member satisfaction survey compilations;

              (vi) Integrate, at CONTRACTOR's discretion, with CONTRACTOR's manual and automated processes or incorporate other software reporting and/or analysis programs; and

              (vii) Incorporate and summarize information from member surveys, provider and member complaints, and appeal processes.

          (B) Functions and features of the Utilization/Quality Improvement Subsystem are:

              (i) Supports CONTRACTOR processes to monitor and identify deviations in patterns of treatment from recognized standards or norms or standards specified by HHSC;

              (ii) Provides feedback information for monitoring progress toward goals, identifying optimal practices, and promoting continuous improvement;

              (iii) Supports development of cost and utilization data by provider and service;

              (iv) Provides aggregate performance and outcome measures using standardized quality indicators similar to HEDIS or as specified by HHSC.

              (v) Supports focused quality of care studies;

              (vi) Supports the management of referral/utilization control processes and procedures including prior authorization and precertifications and denials of services;

              (vii) Monitors primary care provider referral patterns;

              (ix) Supports functions of reviewing access, use and coordination of services (i.e. actions of Peer Review an alert/flag for review and/or follow-up; laboratory, x-ray and other ancillary service utilization per visit);

              (x) Stores and reports patient satisfaction data through use of member surveys;

              (xi) Supports fraud and abuse detection, monitoring and reporting, including support of state-operated fraud and abuse detection systems; and

              (xii) Otherwise satisfies the minimum reporting/data collection/analysis functions requirements of the RFP.

          (6) Report Subsystem.

          (A) The System implemented by CONTRACTOR must include a Reporting Subsystem that:

              (i) Supports reporting requirements of all CONTRACTOR operations to the CHIP Administrative Services Contractor and HHSC and enables recipients of reports to verify or validate the accuracy of the reports; and

              (ii) Allows CONTRACTOR to develop various reports to support contract management and evaluation and to facilitate HHSC oversight.

          (B) The minimum functions and capabilities of the Reporting Subsystem are:

              (i) Produces standard, HHSC-required reports (whether on a recurring or sporadic) and ad hoc reports from data available in all management information subsystems specified in the RFP or this section within the timeframes requested by HHSC;

              (ii) Has system flexibility to permit the development of reports at irregular periods as needed and according to any combination of data (including calculated data--i.e., age) and variety of formats (including paper, electronic, or web-based formats);

              (iii) Generates reports of unduplicated counts of members, providers, payments and units of service as requested by HHSC;

              (iv) Generates alphabetic and numeric member listings;

             (v) Generates member eligibility listings by each PCP (panel report);

             (vi) Reports on third party liability information as required by HHSC;

             (vii) Generates claims lag reports, including dates of service, claims receipts, and claims paid or denied;

             (viii) Generates aged outstanding liability reports;

             (ix) Produces member ID Cards;

             (x) Produces client/provider mailing lists and labels; and

             (xi) Other appropriate functions specified by HHSC.

         (7) Data Interface Subsystem.

         (A) The System implemented by CONTRACTOR must include a Data Interface Subsystem that maintains secure electronic interfaces with the following entities:

             (i) CONTRACTOR's subcontractors, including, if required by HHSC, health care providers comprising CONTRACTOR's provider network;

             (ii) The CHIP Administrative Services Contractor;

             (ii) The CHIP Quality Monitor Contractor; and

             (iii) Any other entity specified by HHSC.

         (B) The electronic interfaces required for the Data Interface Subsystem must:

             (i) Maintain and update critical data, including, but not limited to:

                   a. Member enrollment data;

                   b. Primary care physician selection;

                   c. Enrollment/disenrollment status; and

                   d. Other relevant data identified by HHSC.

             (ii) Comply with frequency, file formatting and other relevant requirements established by the CHIP Administrative Services Contractor in conjunction with HHSC;

             (iii) Exchange data for the following functions:

                   a. Enrollment/disenrollment functions;

                   b. Premiums payable functions;

                   c. Provider capacity and availability functions;

                    d. Confirmation of the status of Children with Complex Special Health Care Needs;

                    e. Quality monitoring functions; and

                    f. CONTRACTOR, subcontractor, or health care provider performance measurement.

     (d) Additions or changes to the requirements set out in this section.

     The Parties will negotiate in good faith to reach agreement on when requested additions or changes to the requirements in this section will be made by CONTRACTOR at no additional charge to HHSC and when requested additions or changes should be handled through the Change Order Process set out in Article 8.

            ARTICLE 8. AMENDMENTS, MODIFICATIONS, AND CHANGE ORDERS

     SECTION 8.01 MODIFICATIONS.

     (a) Modifications resulting from changes in law or contract.

     If Federal or State laws, rules, regulations, policies or guidelines are adopted, promulgated, judicially interpreted or changed, or if contracts are entered or changed, the effect of which is to alter the ability of either Party to fulfill its obligations under this Agreement, the Parties will promptly negotiate in good faith appropriate modifications or alterations to the Agreement and any schedule(s) or attachment(s) made a part of this Agreement. Such modifications or alterations must equitably adjust the terms and conditions of this Agreement and must be limited to those provisions of this Agreement affected by the change.

     (b) Modifications resulting from imposition of remedies.

     This Agreement may be modified under the terms of Article 20 (relating to Remedies and Disputes). This Agreement may not be amended or modified unless such amendment or modification to the Scope of Work is in writing and signed by individuals with authority to bind the parties.

     (c) Modifications upon renewal or extension of Agreement

         (1) If HHSC seeks modifications to the Agreement as a condition of any annual extension, HHSC's notice to CONTRACTOR will specify those modifications to the Scope of Work, the Agreement pricing terms, or other terms and conditions of the Agreement HHSC seeks.

         (2) Modifications proposed by HHSC may apply to the services under this Agreement in any Agreement year beginning after the date of notice to CONTRACTOR. CONTRACTOR must respond to HHSC's proposed modification within 30 days of receipt. Upon receipt of CONTRACTOR's response to the proposed modifications, HHSC may enter into negotiations with CONTRACTOR to arrive at mutually agreeable Agreement amendments. In the event that HHSC determines that the Parties will be unable to reach agreement on mutually satisfactory Agreement modifications, then HHSC must provide written notice to CONTRACTOR of its intent not to extend the Agreement beyond the Agreement term then in effect, at least 90 days before the Expiration Date to provide for the approval and implementation of the transition plan as set out in section 20.15(d), inclusive of all extension options previously exercised.

     SECTION 8.02 CHANGE ORDER PROCEDURES

     (a) Expectations and understandings.

     As specified in section 8.01 of this Agreement, the Agreement may be amended by HHSC and CONTRACTOR by mutual agreement. Changes in contracted Services or Deliverables shall be authorized in accordance with this article.

     (b) Change order approval procedure.

         (1) During the Initial Term of this Agreement HHSC or CONTRACTOR may propose changes in the Services, Deliverables, or other aspects of this Contract ("Changes"), including, but not limited to, issues that CONTRACTOR contends affects the actuarial soundness of CONTRACTOR's premium, and any such Changes will be implemented pursuant to the procedures set forth in this section 8.02.

         (2) If HHSC desires to propose a Change, it shall deliver a written notice to CONTRACTOR describing the proposed Change ("Change Order Request"). CONTRACTOR must respond to such proposal as promptly as reasonably possible by preparing, at no additional cost to HHSC for developing the response, and delivering to HHSC a written document (a "Change Order Response"), that specifies:

                     (A) The effect, if any, of the Change Order Request on the amounts payable by HHSC under this Agreement and the manner in which such effect was calculated;

                     (B) The effect, if any, of the Change Order Request on CONTRACTOR's performance of its obligations under this Agreement, including the effect on the Services or Deliverables;

                     (C) The anticipated time schedule for implementing the Change Order Request; and

                     (D) Any other information requested in the Change Order Request or which is reasonably necessary for HHSC to make an informed decision regarding the proposal.

         (3) If CONTRACTOR desires to propose a Change, it must deliver a CONTRACTOR Change Order Request to HHSC that includes the information described in section 8.02(b) for a Change Order and Change Order Response.

         (4) Upon HHSC's receipt of a Change Order and Change Order Response, the Parties shall negotiate a resolution of the requested Change in good faith. The Parties will exchange information in good faith in an attempt to resolve the requested Change.

     (c) Written approval required.

     No Change to the contracted Services or Deliverables or any other aspect of this Agreement will become effective without the written approval and execution of a mutually agreeable written amendment to this Agreement by HHSC and CONTRACTOR. Under no circumstances will CONTRACTOR be entitled to payment for any work or services rendered under a Change Order that has not been approved by HHSC in accordance with the Change Order Procedures.

     SECTION 8.03 REQUIRED COMPLIANCE WITH MODIFICATION PROCEDURES.

     No different or additional services, work, or products will be authorized or performed except pursuant to an amendment or modification of this Agreement that is executed in compliance with this article. No waiver of any term, covenant, or condition of this Agreement will be valid unless executed in compliance with this article. CONTRACTOR will not be entitled to payment for any services, work or products that are not authorized by a properly executed Agreement amendment or modification, or through the express authorization of HHSC.

                   ARTICLE 9. AUDIT AND FINANCIAL COMPLIANCE.

     SECTION 9.01 FINANCIAL RECORD RETENTION AND AUDIT.

     CONTRACTOR agrees to maintain and retain financial records and supporting documents relating to this Agreement for a period of three (3) years and ninety
(90) days after the date of final payment under this Agreement or until the resolution of all litigation, claim, financial management review or audit pertaining to this Agreement, whichever is longer. CONTRACTOR agrees to repay any valid, undisputed audit exceptions taken by HHSC in any audit of this Agreement.

     SECTION 9.02 OPERATION/PERFORMANCE AUDITS.

     CONTRACTOR agrees to make available at reasonable times and for reasonable periods all books, records, and supporting documents kept current by CONTRACTOR pertaining to this Agreement, wherever such books, records, and supporting documentation are maintained, for purposes of inspecting, monitoring, auditing, or evaluation by HHSC, the State Auditor of Texas, the Comptroller General of the United States, the United States Department of Health and Human Services, a State or Federal law enforcement agency, or their representatives upon request or notification from HHSC.

     HHSC will provide a minimum of thirty (30) calendar days written notice prior to initiating a comprehensive audit (intensive review of files and documents, along with interviews with key staff) not resulting from a complaint. HHSC will provide CONTRACTOR written notice at least ten (10) business days prior to any site visit at CONTRACTOR's offices (a general inspection and interviews with CONTRACTOR's staff) not resulting from a complaint. If an on-site visit or audit is the result of a complaint against CONTRACTOR, HHSC will send written notice to CONTRACTOR via facsimile at least 24 hours prior to the hour that the visit or audit will begin. CONTRACTOR must cooperate with HHSC's evaluation or audit process.

     SECTION 9.03 ACCESS TO RECORDS, BOOKS, AND DOCUMENTS.

     (a) CONTRACTOR must provide the officials and entities identified in paragraph (b) of this section 9.03 with prompt, reasonable, and adequate access to any records, books, documents, and papers that are directly pertinent to the performance of the services under this Agreement. Such access must be provided upon request of the officials or entities identified in paragraph (b) for the purpose of examination, audit, investigation, contract administration, or the making of excerpts or transcripts.

     (b) The access required under this section must be provided to the following officials and/or entities:

               (1) The United States Department of Health and Human Services or its designee;

               (2) The Comptroller General of the United States or its designee;

               (3) CHIP program personnel from HHSC or the Texas Department of Health;

               (4) The Office of Investigations and Enforcement of HHSC;

               (5) The CHIP program Management Services Contractor, when acting on behalf of HHSC;

               (6) The Office of the State Auditor of Texas or its designee; and

               (7) A special or general investigating committee of the Texas Legislature or its designee.


                  ARTICLE 10. TERMS AND CONDITIONS OF PAYMENT.


     SECTION 10.01 MONTHLY PREMIUM PAYMENTS.

     (a) CONTRACTOR agrees to provide the Services and Deliverables described in this Agreement for monthly premium payments to be paid by HHSC to CONTRACTOR.

     (b) CONTRACTOR understands and expressly assumes the risks associated with the performance of the duties and responsibilities under this Agreement, including the failure, termination or suspension of funding to HHSC, delays or denials of required approvals, and cost overruns not reasonably attributable to HHSC. To the extent that funding or required approvals are not provided, CONTRACTOR is not further obligated to provide Services or Deliverables beyond any Service or Deliverable for which HHSC can provide acceptable assurances of available funding.

     (c) CONTRACTOR further agrees that:

         (1) No additional charges, fees, or costs will be added to the monthly premium amount and the delivery supplemental payment described in section 10.03 or sought except for properly authorized and executed Change Orders; and

         (2) No other charges for tasks, functions, or activities that are incidental or ancillary to the delivery of the Services and Deliverables will be sought from HHSC or any other state agency, nor will the failure of HHSC or any other party to pay for such incidental or ancillary services entitle CONTRACTOR to withhold Services or Deliverables due under the Agreement.

     (d) A CONTRACTOR's monthly premium payment will not be reduced for a family's failure to make its premium payment. There is no relationship between the per member/per month amount owed to an CONTRACTOR for coverage provided during a month and the family's payment of its premium obligation for that month.

     SECTION 10.02 TIME AND MANNER OF PREMIUM PAYMENT.

     CONTRACTOR will be paid based on per member/per month premiums and new and current enrollment figures (including disenrollment adjustments to previous monthly enrollment totals). The Administrative Services Contractor will convey premiums payable information to CONTRACTOR for data reconciliation and to the Management Services Contractor. CONTRACTOR must reconcile the data and report any errors to the Management Services Contractor by the cut-off date of the next month. The Management Services Contractor will pay CONTRACTOR by the first business day following the 14th day of each month.

CONTRACTOR must accept payment for premiums by direct deposit into CONTRACTOR's account. For the first year of the Initial Term, these premium rates are:

------------------------------------------------------------------------------------------------------------
        CSA #               Under Age 1            Ages 1-5             Ages 6-14            Ages 15-18
------------------------------------------------------------------------------------------------------------
        CSA #2                $424.00               $86.30                $56.51               $112.44
------------------------------------------------------------------------------------------------------------
        CSA #6                $484.57               $98.63                $64.63               $129.58
------------------------------------------------------------------------------------------------------------

     CONTRACTOR does not bill HHSC, the Administrative Services Contractor, other state agencies, or institutions for the monthly premium payment.

     SECTION 10.03 DELIVERY SUPPLEMENTAL PAYMENT (DSP).

     HHSC shall pay to CONTRACTOR a one-time-per-pregnancy Delivery Supplemental Payment (DSP) in the amount of $3,000.00 for each live or still birth delivery. The one-time payment is made regardless of whether there is a single birth or multiple births at the time of delivery. For purposes of this section, a "delivery" is the birth of a live-born infant, regardless of the duration of the pregnancy, or a stillborn (fetal death) infant of 22 weeks or more gestation.

     CONTRACTOR should make its best effort to report all deliveries to the Administrative Services Contractor within 10 days of the delivery and no later than 45 days from the date of delivery. No DSP will be made for deliveries that are not reported by CONTRACTOR to the Administrative Services Contractor within 120 days from the receipt of claim, or within 60 days from the date of discharge from the hospital for the stay related to the delivery, whichever is later.

     HHSC reserves the right to audit the claims submitted for DSP to ensure the accuracy of those claims. The DSP will be paid to CONTRACTOR as part of the monthly premium payment after receiving an accurate report from CONTRACTOR.

     SECTION 10.04 PREMIUM RATES AFTER THE FIRST YEAR OF THE INITIAL TERM.

     (a) Second year.

     HHSC will review the methodology submitted by CONTRACTOR for determining subsequent premium rate changes and re-examine the premium rates paid to CONTRACTOR during the first year of the Initial Term to determine if a rate change is needed for the second year of the Initial Term. HHSC will establish the premium rates for each year. HHSC will provide any proposed revisions to the premium rate changes for the second year of the Initial Term no later than 30 days before the first Anniversary Date. If CONTRACTOR disagrees with any proposed revisions to the premium rates, the Parties will exchange actuarial data supporting each of their positions as to what the premium rates for the second year should be. HHSC and CONTRACTOR only will negotiate in good faith to reach an agreement on the premium rates for the second year. Failing timely agreement, CONTRACTOR and HHSC will select a neutral actuary who is agreeable to both parties to review each of the Party's recommended premium rates and the supporting actuarial data. The Parties will share the cost of the neutral actuary equally. Full payment to the actuary may be made by CONTRACTOR, with HHSC reimbursing CONTRACTOR for HHSC's share. The neutral actuary will make non-binding recommendations for the premium rates for the second year after reviewing each of the Party's data. HHSC will then determine the premium rates for the second year.

     (b) Third year.

     HHSC will review the methodology submitted by CONTRACTOR for determining subsequent premium rate changes and re-examine the premium rates paid to CONTRACTOR during the first and second years of the Initial Term to determine if a rate change is needed for the third year of the Initial Term. HHSC will establish the premium rates for each year. HHSC will provide any proposed revisions to the premium rate changes for the third year of the Initial Term no later than 30 days before the second Anniversary Date. If CONTRACTOR disagrees with any proposed revisions to the premium rates, the Parties will exchange actuarial data supporting each of their positions as to what the premium rates for the third year should be. HHSC and CONTRACTOR only will negotiate in good faith to reach an agreement on the premium rates for the third year. Failing timely agreement, CONTRACTOR and HHSC will select a neutral actuary who is agreeable to both parties to review each of the Party's recommended premium rates and the supporting actuarial data. The Parties will share the cost of the neutral actuary equally. Full payment to the actuary may be made by CONTRACTOR, with HHSC reimbursing CONTRACTOR for HHSC's share. The neutral actuary will make non-binding recommendations for the premium rates for the third year after reviewing the Parties' data. HHSC will then determine the premium rates for the third year.

     SECTION 10.05 ADJUSTMENTS TO PREMIUM PAYMENTS.

     As provided below, HHSC or the Administrative Services Contractor may adjust or recoup premiums paid to CONTRACTOR in error, which may be either human or machine error on the part of HHSC. HHSC may recoup or adjust premiums paid to CONTRACTOR if a CHIP-eligible child is enrolled into CONTRACTOR in error and CONTRACTOR provides no covered services to the child for the period of time for which the monthly premium payment was made. If CONTRACTOR arranged for services to be provided to the Member as a result of the error during the time period for which the monthly premium payment was made, no recoupment will occur. Under no circumstances may HHSC recoup premiums paid for a period greater than two (2) months.

     HHSC or the Administrative Services Contractor may recoup monthly premium payments paid to CONTRACTOR if an Member for whom the monthly premium payment is made was deceased during any full month for which CONTRACTOR received a premium payment for that Member.

     HHSC or the Administrative Services Contractor may adjust a monthly premium or recoup a monthly premium payment made to CONTRACTOR for a Member if the Member's eligibility status is changed, corrected, or retroactively adjusted as a result of error. Adjustments to premium or recoupment may be appealed by CONTRACTOR using the dispute resolution process outlined in section 20.16.

     SECTION 10.06 EXPERIENCE REBATE.

     For the Initial Term, CONTRACTOR must pay to HHSC an experience rebate calculated in accordance with the tiered rebate method listed below based on the excess of allowable CHIP HMO revenues over allowable CHIP HMO expenses as measured by any positive amount on Line 7, Net Income Before Taxes, of "Part 1:
CHIP Financial Summary, All Coverage Groups Combined" of the annual Financial-Statistical Report contained in Appendix D, as reviewed and confirmed by HHSC.


                             GRADUATED REBATE METHOD


-----------------------------------------------------------------------------------------------------
 Experience Rebate as a                         CONTRACTOR Share                       HHSC Share
 Percentage of Revenues
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
              0% - 3%                               100%                                  0%
-----------------------------------------------------------------------------------------------------
            Over 3% - 7%                             75%                                 25%
-----------------------------------------------------------------------------------------------------
           Over 7% - 10%                             50%                                 50%
-----------------------------------------------------------------------------------------------------
           Over 10% - 15%                            25%                                 75%
-----------------------------------------------------------------------------------------------------
              Over 15%                                0%                                100%
-----------------------------------------------------------------------------------------------------


     The financial governance document for calculating the experience rebate is the governance document used in the Texas Medicaid STAR program on the Effective Date of this Agreement.

     Losses incurred for one contract year may be carried forward only to the next contract year. If CONTRACTOR operates in multiple CHIP Service Areas, losses in one CHIP Service Area cannot be used to offset net income before taxes in another CHIP Service Area.

     CONTRACTOR may subtract from an experience rebate that is owed to HHSC any expenses for population-based health initiatives that have been approved by HHSC.

     A population-based initiative is a project or program designed to improve some aspect of quality of care, quality of life, or health care knowledge for children and/or their adult caretakers, as a whole.

     There will be two settlements for payment(s) of the state share of the experience rebate. The first settlement shall equal 100% of the state share of the experience rebate as derived from Line 7, Net Income Before Taxes, of "Part 1: CHIP Financial Summary, All Groups Combined" of the annual CHIP Financial-Statistical (CFS) Report contained in Appendix D and shall be paid on the same day the first annual CFS Report is submitted to the Administrative Services Contractor or HHSC. The second settlement shall be an adjustment to the first settlement and shall be paid to HHSC on the same day that the second annual CFS Report is submitted to the Administrative Services Contractor or HHSC if the adjustment is a payment from CONTRACTOR to HHSC. HHSC or its agent may audit or review the CFS reports. If HHSC determines that corrections to the CFS reports are required based on an HHSC audit/review or other documentation acceptable to HHSC, to determine an adjustment to the amount of the second settlement, then final adjustment shall be made within two years from the date that CONTRACTOR submits the second annual CFS report. CONTRACTOR must pay the first and second settlements on the due dates for the first and second CFS reports respectively as identified in section 17.02. HHSC may adjust the experience rebate if HHSC determines that CONTRACTOR has paid affiliates amounts for goods or services that are higher than the fair market value of the goods and services in that CHIP Service Area. Fair market value may be based on the amount CONTRACTOR pays a non-affiliate(s) or the amount another health maintenance organization pays for the same or similar service in that CHIP Service Area. HHSC has final authority in auditing and determining the amount of the experience rebate.

     SECTION 10.07 RESTRICTION ON ASSIGNMENT OF FEES.

     During the term of the Agreement CONTRACTOR may not, directly or indirectly, assign to any third party any beneficial or legal interest of CONTRACTOR in or to any payments to be made by HHSC pursuant to this Agreement.

     SECTION 10.08 LIABILITY FOR TAXES.

     HHSC is not responsible in any way for the payment of any Federal, state or local taxes related to or incurred in connection with the Services or Deliverables or this Agreement. CONTRACTOR must pay and discharge any and all such taxes, including any penalties and interest.

     SECTION 10.09 LIABILITY FOR EMPLOYMENT-RELATED CHARGES AND BENEFITS.

     CONTRACTOR will perform work under this Agreement as an independent contractor and not as agent or representative of HHSC. CONTRACTOR is solely and exclusively liable for all taxes and employment-related charges incurred in connection with the performance of this Agreement. HHSC will not be liable for any employment-related charges or benefits of CONTRACTOR, such as workers compensation benefits, unemployment insurance and benefits, or fringe benefits.

     SECTION 10.10 LIABILITY FOR OVERTIME COMPENSATION.

     CONTRACTOR will be solely responsible for any obligations of overtime pay due employees.

   ARTICLE 11. CHIP ELIGIBILITY, ENROLLMENT, DISENROLLMENT, AND COST-SHARING

     SECTION 11.01 CHIP ELIGIBILITY.

     (a) Generally.

     CHIP eligibility will be determined by the Administrative Services Contractor. The Administrative Services Contractor will enroll and disenroll eligible individuals into and out of CHIP. Parents or guardians will enroll eligible individuals in a health plan.

     (b) Continuous coverage for first twelve months.

     A child who is CHIP-eligible will, for at least the first year of CHIP, have twelve months of continuous coverage. That coverage begins on the first day of the month following the child's enrollment into a health plan unless enrollment occurs after the cut-off date, in which case coverage begins on the first day of the next month.

     (c) Pregnant Members and infants.

     Becoming pregnant, in and of itself, does not make a Member ineligible for CHIP. If, after becoming pregnant, a Member chooses to apply for Medicaid and is determined to be Medicaid-eligible, she is no longer eligible for CHIP. The Administrative Services Contractor will notify the Member about her potential Medicaid eligibility and of her ability to apply for Medicaid and will provide appropriate resource information.

     Infants are automatically enrolled in the mother's CHIP health plan at birth with CHIP eligibility and re-enrollment following the same timeframe as those of the mother.

     CONTRACTOR through electronic means or the providers through calls to the provider hotline will notify the Administrative Services Contractor when a pregnancy is diagnosed. The administrative contractor will suspend the pregnant Member's eligibility expiration date after notification is received. The Administrative Services Contractor will unsuspend the mother's eligibility expiration date and set the mother's and baby's eligibility expiration dates at the later of (1) the end of the second month following the month of the baby's birth or (2) the date when the mother's eligibility would have expired if it had not been suspended during her pregnancy.

     To further ensure the reliability of the data, families also will be encouraged to notify the Administrative Services Contractor by phone or in writing when delivery of a baby to a CHIP-enrolled Member occurs.

     (d) Span of Coverage.

     If a Member's effective date of coverage occurs while the Member is confined in a hospital, the CONTRACTOR is responsible for the Member's costs of Covered Services beginning on the Effective Date of Coverage. For each day that the Member is hospitalized beginning on the Effective Date of Coverage, HHSC will pay to CONTRACTOR $700 for non-ICU care and $1400 for ICU care. If a Member is disenrolled while the Member is confined in a hospital, CONTRACTOR's responsibility for the Member's costs of Covered Services terminates on the Date of Disenrollment. Six months after the Implementation Date, the Parties will review CONTRACTOR's data, and if either party believes that these payments are insufficient, either Party can instigate the Change Order process set out in
Article 8. The Parties agree to negotiate any requested Change Order in good faith.

     SECTION 11.02 ENROLLMENT.

     To enroll in CONTRACTOR's health plan, the Member's permanent residence must be located within CONTRACTOR's CSA.

     HHSC makes no guarantees or representations to CONTRACTOR regarding the number of eligible Members who will ultimately be enrolled into CONTRACTOR's health plan.

     The Administrative Services Contractor will electronically transmit to CONTRACTOR new Member information, PCP selections, and change information applicable to active Members five business days prior to the first day of each month. This monthly transmittal date is defined as the "cut-off date." Twelve months of continuous coverage begins on the first day of the month following enrollment unless enrollment occurs after the cut-off date, in which case coverage begins on the first day of the next month. CONTRACTOR must accept all persons who reside within CONTRACTOR's CSA and chose to enroll in CONTRACTOR's health plan without regard to the Member's health status or any other factor.

     A Member is enrolled in a health plan initially selected for twelve (12) months from the date that the individual is first covered by that health plan or the applicable time period if the Member is pregnant as is set out in section 11.01(c). However, CONTRACTOR must accommodate Member requests to change health plans for exceptional reason or good cause including, but not limited to:

     (a) permanent relocation from a CHIP Service Area; or

     (b) permanent relocation within CONTRACTOR's CSA that necessitates a change in the Member's Primary Care Provider that CONTRACTOR cannot accommodate within the prescribed TDI access standards;

     Additional reasons that qualify as an exceptional reason or good cause will be determined by HHSC on a case-by-case basis or by rule. Members may change health plans the first day of the month following the month in which exceptional reason or good cause situation occurred, in accordance with the same cut-off processing timeframes applied to new Members. All changes must be handled through the Administrative Services Contractor. If a Member changes health plans while the Member is confined in a hospital, the health plan from which the Member is moving is responsible for all charges until the Member is discharged.

     There is no retroactive enrollment in CHIP.

     SECTION 11.03 RE-ENROLLMENT.

     At the beginning of the tenth month of coverage, the Administrative Services Contractor will send a notice to the family outlining the next steps for renewal or continuation of coverage. The Administrative Services Contractor will also send a notice to CONTRACTOR regarding its Members and to a community-based outreach organization providing follow-up assistance in the Members' areas. To promote continuity of care for children eligible for re-enrollment, CONTRACTOR may facilitate re-enrollment through reminders to Members and other appropriate means. Failure of the family to respond to the Administrative Services Contractor's renewal notice will result in disenrollment from the plan and from CHIP.

     SECTION 11.04 DISENROLLMENT DUE TO LOSS OF ELIGIBILITY.

     For those Members who are disenrolled because they are no longer eligible for CHIP, CONTRACTOR will receive from the Administrative Services Contractor notice informing CONTRACTOR that the Members' coverage will end on a particular date. Disenrollment due to loss of eligibility includes, but is not limited to:


          "Aging-out" when a child turns nineteen;

          Failure to re-enroll at the conclusion of the 12-month eligibility period;

          Change in health insurance status, such as a child enrolling in an employer-sponsored health plan;

          Failure to meet monthly cost-sharing obligation;

          Death of a child;

          The child permanently moves out of the state; and

          Data match with the Medicaid system indicates dual enrollment in Medicaid and CHIP.

     If a child is disenrolled from CHIP, the child loses his or her CHIP eligibility and must re-apply for a determination of CHIP eligibility in the future.

     Regardless of the reason for retroactive disenrollment, recoupment of premium payments by HHSC shall be in accordance with section 10.05. Under no circumstances may HHSC recoup premiums paid for a period greater than two (2) months.

     SECTION 11.05 DISENROLLMENT BY CONTRACTOR.

     CONTRACTOR has a limited right to request a Member be disenrolled from CONTRACTOR without the Member's consent. HHSC must approve any CONTRACTOR request for disenrollment of a Member for cause within thirty (30) days from date request is received. Disenrollment of a Member may be permitted for the reasons set out in 11 T.A.C. Section 11.506(a)(3). Disenrollment of a Member at the request of CONTRACTOR may not occur during an inpatient stay.

     CONTRACTOR must notify the Member of HHSC's approval of the disenrollment of the Member. IF THE MEMBER DISAGREES WITH THE DECISION TO DISENROLL THE MEMBER FROM CONTRACTOR,

CONTRACTOR MUST NOTIFY THE MEMBER OF THE AVAILABILITY OF CONTRACTOR'S COMPLAINT PROCEDURE.

     THE CONTRACTOR CANNOT REQUEST A DISENROLLMENT BASED ON ADVERSE CHANGE IN THE MEMBER'S HEALTH STATUS OR UTILIZATION OF SERVICES THAT ARE MEDICALLY NECESSARY FOR TREATMENT OF A MEMBER'S CONDITION.

     SECTION 11.06 COST-SHARING.

     Health care providers within CONTRACTOR's network are responsible for collecting all Member copayments and deductibles at the time of service. No co-payments apply, at any income level, to well-child or well-baby visits or immunizations.

     No co-payments for families under 100% of the federal poverty level (FPL)

     Co-payments for families between 100% and 150% FPL are as follows:

              $2 per office visit
              $5 per emergency room visit
              $1 per prescription valued up to and including $15; $2 per prescription valued at more than $15 (based on retail value) An annual self-declared co-payment cap of $100 per family

     Co-payments for families above 150% FPL and up to and including 185% FPL are as follows:

         $5 per office visit
         $25 per emergency room visit
         $5 per generic prescription and $10 per brand-name prescription

     Co-payments for families above 185% FPL are as follows:

         $10 per office visit
         $35 per emergency room visit
         $5 per generic prescription and $10 per brand-name prescription

     For families with incomes between 186% and 200% FPL, a per-family annual deductible of $200 for inpatient hospital services and $50 for outpatient hospital services will apply. This $50 deductible for outpatient hospital stays does not include applicable pharmacy co-pays.

     Upon notification from the Administrative Services Contractor that a family is approaching its cost-sharing limit for the Coverage Year, CONTRACTOR will generate and mail to the Member a new Member ID card, showing that the Member's cost-sharing obligation for that Coverage Year has been met. No cost-sharing may be collected from these Members for the balance of their Coverage Year.

     Except for costs associated with unauthorized non-emergency services provided to a Member by out-of-network providers and for non-covered services, the co-payments and deductibles outlined in this section are the only amounts that a provider may collect from a CHIP-eligible family.

     Federal law prohibits charging co-payments or deductibles to Members of Native American Tribes. The Administrative Services Contractor will notify CONTRACTOR of Members who are Native Americans and who are not subject to cost-sharing requirements. CONTRACTOR is responsible for educating providers about the cost-sharing waiver for this population.

     A CONTRACTOR's monthly premium payment will not be reduced for a family's failure to make its premium payment. There is no relationship between the per member/per month amount owed to an CONTRACTOR for coverage provided during a month and the family's payment of its premium obligation for that month.

                   ARTICLE 12. SCOPE OF CHIP COVERED SERVICES

     SECTION 12.01 BASIC REQUIRED COVERED SERVICES.

     CONTRACTOR is paid capitation for all services that are Covered Services as described in the RFP. Unless the RFP specifies otherwise, CONTRACTOR may determine if a covered service requires prior authorization, pre-certification, or physician prescription. CONTRACTOR must pay for or reimburse for all CHIP-covered services provided to Members for whom CONTRACTOR is paid capitation.

     Out-of-network and emergency services also must be provided in accordance with the Texas Insurance Code and TDI regulations as they apply to HMOs. Covered services are subject to change due to changes in federal law, changes in CHIP policy, and/or responses to changes in medicine, clinical protocols, or technology. If covered services change, the change will be the subject of a change order as provided in Article 8 of this Agreement. Any proposed change in the scope of Covered Services, as set out in the RFP, will be made through a Change Order under Article 8 of this Agreement.

     SECTION 12.02 DRUG FORMULARIES.

     If CONTRACTOR utilizes a prescription drug formulary for Members, CONTRACTOR must fully disclose its use of the formulary in its marketing materials. During the term of the Agreement, CONTRACTOR cannot create a new formulary or significantly revise an existing formulary; however, minor revisions to include new drugs, or to remove drugs in compliance with FDA directives are allowed. HHSC will determine if a revision is significant. CONTRACTOR may revise the formulary on a annual basis, subject to HHSC review and approval.

     SECTION 12.03 VALUE-ADDED SERVICES.

     CONTRACTOR must also provide or arrange for the provision of the Value-added services, offered by CONTRACTOR in its proposal. CONTRACTOR must provide these Value-added Services at no additional cost to HHSC. CONTRACTOR must not pass on the cost of the Value-added Services to providers. CONTRACTOR must specify the conditions and specific parameters regarding the delivery of the Value-added Services in CONTRACTOR's marketing materials and evidence of coverage or member handbook. CONTRACTOR must clearly state to Members any limitations or conditions specific to the Value-added Services.

     Value-added Services can be added or removed only by written amendment of this Agreement. CONTRACTOR cannot include a Value-added Service in any material distributed to Members or prospective Members until this Agreement has been amended to include that Value-added Service or CONTRACTOR has received written approval of the suggested Value-added Service from HHSC pending finalization of the amendment.

     If a Value-added Service is deleted by amendment, CONTRACTOR must notify each Member that the service is no longer available through CONTRACTOR. CONTRACTOR must also revise all materials distributed to prospective Members to reflect the change in Value-added Services.


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


     SECTION 12.04 DENTAL SERVICES.

     CONTRACTOR is not responsible for providing preventive and therapeutic dental services to Members. However, hospital and related medical charges, such as anesthesia, that are associated with dental care, are covered CHIP services. CONTRACTOR must provide access to facilities and physician services that are medically necessary to support the dentist who is providing CHIP dental services under general anesthesia or intravenous (IV) sedation. Covered Services relating to dental services are set forth in the RFP; this section does not expand the scope of the Covered Services set out in the RFP.

     CONTRACTOR must inform network facilities, anesthesiologists, and PCPs what authorization procedures are required, and how providers are to be reimbursed for the preoperative evaluations by the PCP and/or anesthesiologist and for the facility services. For dental-related medical emergency services, CONTRACTOR must reimburse in-network and out-of-network providers in accordance with federal and state statutes and regulations.

     SECTION 12.05 CASE MANAGEMENT SERVICES FOR CHILDREN WITH COMPLEX SPECIAL HEALTH CARE NEEDS

     CONTRACTOR must have a documented process for identifying and tracking the services of CHIP-eligible children with complex special health care needs (CCSHCN).

     A child, a child's family, a health care provider, the CHIP Administrative Services Contractor, or CONTRACTOR may preliminarily identify a CCSHCN. CONTRACTOR must confirm the designation of a CCSHCN utilizing the standardized screening instrument provided by the State. That screening instrument will be substantially in the form attached hereto as Appendix E. Procedures for collecting and processing data for CCSHCN are being developed; however, CONTRACTOR will be required to electronically transmit CCSHCN information to the Administrative Services Contractor on a quarterly basis.

     CCSHCN are eligible for case management services beyond the scope normally provided to other CHIP-eligible children. CONTRACTOR must provide the following enhanced case management services to CCSHCN as appropriate:

     (a) Outreach and Informing

     Upon CCSHCN designation by CONTRACTOR, CONTRACTOR must contact the CCSHCN's family to discuss covered services, including specialty services, the family's right to select a specialist as a primary care provider, out-of-network services applicable to the child's condition, if not available within network, the availability of enhanced care coordination, and community referrals.

     (b) Enhanced Care Coordination

     Upon CCSHCN designation by CONTRACTOR, CCSHCNs, their families, or their health providers may request enhanced care coordination from CONTRACTOR. CONTRACTOR must furnish a care coordinator when requested. CONTRACTOR may also recommend to the CCSHCN's family that a care coordinator be furnished if CONTRACTOR determines that care coordination would benefit the child. Care coordinators are responsible for working with CCSHCN, their families, and their health care providers to develop a seamless package of care in which primary, acute, and specialty service needs are met through a single plan that is understandable to the family. A written plan of care must be developed and updated at least annually. The care coordinator will coordinate all services with the PCP and, as necessary, with the child's pediatric specialty care physician. The care coordinator also makes referrals for other community services.

     (c) Community Referrals

     CONTRACTOR must make a best effort to implement a systematic process to enlist the involvement of community organizations that may not be providing CHIP-covered services but are otherwise important to the health and well being of Members. CONTRACTOR also must make a best effort to establish relationships with these community organizations in order to make referrals for CCSHCN and other children who need community services. These organizations may include, but are not limited to:

     Early Childhood Intervention Program (512/424-6745)

     Department of Mental Health and Mental Retardation (MHMR) ( 512/206-4830)

     Texas Department of Health (TDH) Title V Program (512/458-7321)

     Local School District (Special Education)

     Other state and local agencies and programs with jurisdiction over children's services, including food stamps, Women, Infants, and Children's (WIC) Program

     Texas Information and Referral Network

     Texas Commission for the Blind (TCB)

     Child-serving civic and religious organizations and consumer and advocacy groups, such as United Cerebral Palsy, that also work on behalf of the CCSHCN population

     SECTION 12.06 PRE-EXISTING CONDITIONS.

     CONTRACTOR may not impose any pre-existing condition limitations or exclusions or require evidence of insurability to provide coverage to any CHIP-eligible child.

     SECTION 12.07 COURT-ORDERED COMMITMENTS.

     CONTRACTOR must provide inpatient psychiatric services to Members under the age of 19 who have been ordered to receive the services by a court of competent jurisdiction under the provisions of Chapters 573 and 574 of the Texas Health and Safety Code, relating to court-ordered commitments to psychiatric facilities.

     Any modification or termination of services must be presented to the court with jurisdiction over the matter for determination.

     A Member who has been ordered to receive treatment under the provisions of Chapter 573 or 574 of the Texas Health and Safety Code cannot appeal the commitment through CONTRACTOR's complaint or appeals process as described in section 13.06 of this Agreement.

     CONTRACTOR must comply with 28 TAC Sections 3.8001, et seq. regarding utilization review of chemical dependency treatment.

     SECTION 12.08 EARLY CHILDHOOD INTERVENTION (ECI).

     (a) ECI Services.

     CONTRACTOR must provide all federally mandated services contained at 34 C.F.R. 303.1, et seq., and 25 TAC Section 621.21 et seq., relating to identification and referral for health care services contained in the Member's Individual Family Service Plan (IFSP). An IFSP is the written plan which: (1) identifies a Member's disability or chronic or complex condition(s) or developmental delay; (2) describes the course of action developed to meet those needs; and (3) identifies the person or persons responsible for each action in the plan. The plan is a mutual agreement of the Member's PCP, case manager, and the Member/family, and is part of the Member's medical record.

     (b) Identification and Referral.

     CONTRACTOR must ensure that network providers are educated regarding the identification of Members under age 3 who have or are at risk for having disabilities and/or developmental delays. CONTRACTOR must use written education material developed or approved by the Texas Interagency Council on Early Childhood Intervention. CONTRACTOR must ensure that all providers refer identified Members to ECI service providers within two business days from the day the Member is identified. Eligibility for ECI services is determined by the local ECI program using the criteria contained in 25 T.A.C. Section 621.21, et seq.

     (c) Intervention.

     CONTRACTOR must require, through contract provisions, that all medically necessary Covered Services contained in the Member's IFSP are provided to the Member in amount, duration and scope established by the IFSP. Medical necessity for health and behavioral health care services is determined by the interdisciplinary team as approved by the Member's PCP. CONTRACTOR cannot modify the plan of care or alter the amount, duration and scope of services required by the Member's IFSP. CONTRACTOR cannot create unnecessary barriers for the Member to obtain IFSP services, including requiring prior authorization for the ECI assessment and insufficient authorization periods for prior authorized services.

                          ARTICLE 13. MEMBER SERVICES

     SECTION 13.01 MEMBER EDUCATION.

     CONTRACTOR must, at a minimum, develop and implement health education initiatives that educate Members about:


         (a) How the HMO system operates;

         (b) How to obtain services, including:


               (1) Accessing OB/GYN and plan requirements concerning specialty care;

               (2) Emergency services;

               (3) Behavioral health care services;

               (4) Prenatal services and unique aspects of CHIP/Medicaid eligibility prior- and post-partum;

             (5) Care and treatment, under CONTRACTOR's plan, for Members with disabilities and Children with Complex, Special Health Care Needs; and

             (6) Early Childhood Intervention (ECI) Services;

         (c) Covered Services, limitations and any Value-added Services offered by CONTRACTOR;

         (d) Member co-payments, if applicable; and

         (e) The value of screening and preventive care.

     CONTRACTOR also must provide child-oriented, disease specific-information and educational materials to Members.

     In addition to the above requirements, CONTRACTOR must make any additional educational initiatives outlined in its Proposal appropriately available to Members.

     CONTRACTOR may respond to inquiries from pregnant Members or their families regarding their potential Medicaid eligibility and making an informed choice. CONTRACTOR's presentation should be balanced, presenting and explaining the advantages and disadvantages to the Member of both CHIP and Medicaid as appropriate in response to the Member's inquiries.

     SECTION 13.02 MEMBER MATERIALS.

     CONTRACTOR must design, print, and distribute Member identification (ID) cards, provider directories, and evidence of coverage or Member handbooks detailing Covered and any Value-added Services and the complaint and appeals process as set out in section 13.06 of this Agreement.

     (a) Member Handbook.

     Except as noted below, CONTRACTOR must submit to HHSC a Member handbook that complies with 28 T.A.C. Section 11.1600(b).

         (1) Exceptions to Section 11.1600(b) requirements.

         Readability. The Member handbook should have a 6th grade reading level as measured by the appropriate score on the Flesch reading ease test.

         Cost-sharing. The Member handbook section regarding cost-sharing should illustrate the variations in Member financial responsibility by income levels.

         Provider Directory. CONTRACTOR need not mail a provider directory along with the member handbook to individuals at the time of their enrollment with CONTRACTOR's health plan. The Texas Department of Insurance has approved this exception to 28 TAC Section 11.1600. The Administrative Services Contractor will send CONTRACTOR's provider directory to an individual after the individual's program application is approved. This section does not preclude CONTRACTOR from mailing a provider directory to CONTRACTOR's Members.

         (2) Additional requirements.

         Cultural competency. The Member handbook must be available in a format accessible to the visually-impaired. The accessible format may include large print, Braille, and audio tapes.

         Languages other than English. The Member handbook must be available in English, Spanish, and the languages of other major population groups making up 10% or more of the enrolled CHIP population within the CHIP Service Area, as specified by HHSC. HHSC will provide CONTRACTOR with reasonable notice when the enrolled CHIP population reaches 10% within the CONTRACTOR's CSA.

     (b) Evidence of Coverage.

     CONTRACTOR's evidence of coverage must be approved by HHSC and TDI and comply with applicable Texas insurance law and regulation.

     (c) Provider Directory.

     The font in the provider directory must be no more or less than 10 points in height and lowercase unspaced alphabet length of no more or less than 120 points. The weight of the provider directory cannot exceed three (3) ounces. The provider directory cannot measure larger than 8 1/2" by 11" and the content of the directory is limited to:

     1. listing of all network providers, their locations, phone numbers and office hours, with the exception of specialty providers, who may be listed by name and location, which may be by county, and by a complete alphabetical list; and

     2. two pages (1-page front and back) introducing the plan to the prospective Member.

     The introduction of the plan to the prospective Member must be at a 6th grade reading level, as measured by the appropriate score on the Flesch reading ease test, and must be available in Spanish, English, and the languages of other major population groups making up 10% or more of the enrolled CHIP population within the CHIP Service Area, as specified by HHSC. HHSC will provide CONTRACTOR with reasonable notice when the enrolled CHIP population reaches 10% within the CONTRACTOR's CSA. The provider directory must be available in a format accessible to the visually-impaired. The accessible format may include large print, Braille, and audio tapes.

     (d) HHSC review of Member material.

     HHSC has 15 business days from the date the Member material is received to review the submitted material and to recommend any suggestions or required changes. If HHSC has not responded to CONTRACTOR by the fifteenth day, CONTRACTOR may use the submitted material.

     (e) Mailing of Member Material.

     CONTRACTOR must mail a Member's ID card and evidence of coverage or Member handbook to the Member's mailing address by the fourth business day of the month following receipt of an enrollment file from the Administrative Services Contractor. CONTRACTOR is responsible only for those Members for whom valid data is contained in the enrollment file.

     SECTION 13.03 CHIP-SPECIFIC INTERNET WEBSITE

     By May 1, 2000, CONTRACTOR must have operational and must maintain, a website to provide general information about the plan, its provider network, its Member services, and its complaints and appeals process as set out in section
13.06 of this Agreement. The site's content must be: written in English, Spanish, and the languages of other major populations making up 10% or more of the enrolled CHIP population within CONTRACTOR'S CSA, as specified by HHSC; culturally appropriate; written for understanding at the 6th grade reading level; and be geared to the health needs of children, including those with special needs. CONTRACTOR's CHIP website must receive prior approval from HHSC. HHSC has 15 business days from the date the website content and design is received to review the submitted material and to recommend any suggestions or required changes. If HHSC has not responded to CONTRACTOR by the fifteenth day, CONTRACTOR may use the submitted material. CONTRACTOR may develop a CHIP page within its existing website to meet the requirements of this section.

     CONTRACTOR's CHIP website cannot use tools or techniques that require significant memory or disk resources or require special intervention on the customer side to install plug-ins or additional software. CONTRACTOR cannot use proprietary items that would require a specific browser in the CHIP website.

     SECTION 13.04 MEMBER TELEPHONE HOTLINE

     CONTRACTOR must maintain a Member telephone hotline. CONTRACTOR must ensure that its Member service representatives treat all callers with dignity and respect the callers' need for privacy. At a minimum, CONTRACTOR's Member service representatives must be:

     (1) Able to give correct cost-sharing information relating to co-pays or deductibles;

     (2) Able to answer non-technical questions pertaining to the role of the primary care provider;

     (3) Able to answer administrative, non-clinical questions pertaining to referrals or the process for receiving authorization for special procedures or services;

     (4) Trained regarding cultural competency; and

     (5) Trained regarding the administrative process used to designate a child as a child with complex special health care needs.

     Except for federal holidays, CONTRACTOR must staff the toll-free hotline from 8:00 AM to 5:00 PM Monday through Friday (Central Time Zone or Mountain Time Zone, as applicable). A voice mailbox must be available after hours with a callback the next working day. All recordings must be in English and Spanish.

     If CONTRACTOR does not have a voice-activated menu system, CONTRACTOR must have a menu system that will accommodate individuals who cannot access the system through other physical means, such as pushing a button on the telephone.

     CONTRACTOR must appropriately handle calls from non-English speaking (and particularly Spanish-speaking) callers, as well as calls from individuals who are deaf or hard-of-hearing.

     During the Initial Term, CONTRACTOR must answer 80% of all telephone calls within an average of 30 seconds, and the abandonment rate must not exceed 10%.

     SECTION 13.05 NOTIFICATION OF PROVIDER TERMINATION.

     If CONTRACTOR terminates its contract with a health care provider, CONTRACTOR must provide timely written notification, as defined by the Texas Insurance Code and TDI regulations, to affected Members.

     SECTION 13.06 MEMBER COMPLAINT AND APPEALS PROCESS.

     CONTRACTOR must develop, implement and maintain a Member complaint system that complies with the requirements of article 20A.12 of the Texas Insurance Code. The complaint and appeals procedure must be the same for all Members and must comply with Texas Insurance Code, article 20A.12.

     CONTRACTOR must implement and maintain a procedure to appeal adverse determinations that complies with the requirements of article 21.58A of the Texas Insurance Code. The appeal of an adverse determination procedure must be the same for all Members and must comply with Texas Insurance Code, article 21.58A.

     The provisions of article 21.58A, Texas Insurance Code, relating to a Member's right to appeal an adverse determination made by CONTRACTOR or a utilization review agent to an independent review organization also apply to Members .

     SECTION 13.07 MEMBER CULTURAL AND LINGUISTIC SERVICES.

     (a) Cultural Competency Plan.

     CONTRACTOR must have a comprehensive written Cultural Competency Plan describing how it will ensure culturally competent services and provide linguistic and disability-related access. The plan must describe how the individuals and systems within CONTRACTOR will effectively provide services to people of all cultures, races, ethnic backgrounds, and religions, as well as those with disabilities, in a manner that recognizes, values, affirms, and respects the worth of the individuals and protects and preserves their dignity. CONTRACTOR must submit a written plan to HHSC at the time of the readiness review. Modifications and amendments to the written plan must be submitted to HHSC no later than 30 days prior to implementation of the modification or amendment. The plan must also be made available to CONTRACTOR's network of providers.

     The Cultural Competency Plan must include the following:

     CONTRACTOR's written policies and procedures for ensuring effective communication through the provision of linguistic services following Title VI of the Civil Rights Act guidelines and the provision of auxiliary aids and services in compliance with the Americans with Disabilities Act, Title III, Department of Justice Regulation 36.303. CONTRACTOR must disseminate these policies and procedures to ensure that both staff and subcontractors are aware of their responsibilities under this provision of the Agreement;

     A description of how CONTRACTOR will educate and train its staff and subcontractors on culturally competent service delivery and the provision of linguistic and/or disability-related access as related to the characteristics of its Members;

     A description of how CONTRACTOR will implement the plan in its organization, identifying a person in the organization who will serve as the contact with HHSC regarding the plan;

     A description of how CONTRACTOR will develop standards and performance requirements for the delivery of culturally competent care and linguistic access and monitor adherence with those standards and requirements;

     A description of how CONTRACTOR will provide outreach and health education to Members, including racial and ethnic minorities, non-English speakers or limited-English speakers, and those with disabilities; and

     A description of how CONTRACTOR will help Members access culturally and linguistically appropriate community health or social service resources.

     (b) Linguistic, Interpreter Services, and Provision of Auxiliary Aids and Services.

     CONTRACTOR must provide experienced, professional interpreters when technical, medical, or treatment information is to be discussed. See Title VI of the Civil Rights Act of 1964, 42 U.S.C. Sections 2000d, et seq. CONTRACTOR must ensure that auxiliary aids and services necessary for effective communication are provided, as per the Americans with Disabilities Act, Title III, Department of Justice Regulations 36.303.

     CONTRACTOR must have in place policies and procedures that outline how Members can access face-to-face interpreter services in a provider's office if necessary to ensure the availability of effective communication regarding treatment, medical history or health education for a Member. CONTRACTOR must inform its providers on how to obtain an updated list of participating, qualified interpreters.

     A competent interpreter is defined as someone who is:

          (1) proficient in both English and the other language;

          (2) has had orientation or training in the ethics of interpreting; and

          (3) has the ability to interpret accurately and impartially.

     CONTRACTOR must provide 24-hour access to interpreter services for Members to access emergency medical services within CONTRACTOR's network.

     Family Members, especially minor children, should not be used as interpreters in assessments, therapy, or other medical situations in which impartiality and confidentiality are critical, unless specifically requested by the Member. However, a family member or friend may be used as an interpreter if he or she can be relied upon to provide a complete and accurate translation of the information being provided to the Member if (1) the Member is advised that a free interpreter is available, and (2) the Member expresses a preference to rely on the family member or friend.

     CONTRACTOR must provide or arrange access to TDD to Members who are deaf or hearing impaired.

                             ARTICLE 14. MARKETING.

     SECTION 14.01 AIM OF MARKETING.

     CONTRACTOR may engage in marketing within the marketing guidelines set out in this Agreement. CONTRACTOR's marketing activities must have the goal of increasing the number of applications for health insurance and be consistent with HHSC's outreach campaign.

     SECTION 14.02 MARKETING GUIDELINES.

     1. CONTRACTOR may accept CHIP eligibility applications, with any applicable supporting eligibility documentation, and mail to Administrator Contractor.

     2. CONTRACTOR is prohibited from engaging in door-to-door marketing or solicitation.

     3. CONTRACTOR is prohibited from marketing to any person who is under the age of eighteen (18) years.

     4. CONTRACTOR is prohibited from street marketing.

     5. CONTRACTOR may conduct telephone marketing during incoming calls from prospective Members. CONTRACTOR may return telephone calls only when requested to do so by the caller. CONTRACTOR is prohibited from initiating outbound telemarketing calls.

     6. If CONTRACTOR approaches a person who is currently enrolled in Medicaid, no marketing can take place; CONTRACTOR must refer the individual to the Medicaid enrollment broker in areas where Medicaid managed care is present.

     7. CONTRACTOR's marketing representatives must wear ID badges with nametags and photographs.

     8. CONTRACTOR may conduct face-to-face marketing during CBO, Administrative Services Contractor, or health plan sponsored events.

     9. CONTRACTOR may provide health-related promotional giveaways under $10 ("Giveaways") during events sponsored by a CBO, the Administrative Services Contractor, or the health plans, to the extent permitted by applicable statutes and TDI rules. Giveaways that include only CONTRACTOR's name or initials and its phone number and do not refer to CHIP in any way do not require HHSC approval before distribution.

     10. CONTRACTOR must seek and obtain permission from the appropriate person or entity at the site where CONTRACTOR plans to market prior to engaging in CHIP marketing activities. With permission, CONTRACTOR may market at small businesses and factories, unemployment offices, Head Start, WIC, day care centers, providers' offices, and schools. CONTRACTOR must not marketing in County Welfare Agencies (CWA) or around the CWA office.

     11. Only the following marketing materials are allowed: billboards, literature display racks, bus ads, flyers, newspaper advertisements, pamphlets, brochures, radio advertisements, television advertisements, and CHIP material provided by HHSC. All CONTRACTOR marketing materials must be approved by HHSC. HHSC has 15 business days from the date the Member material is received to review the submitted material and to recommend any suggestions or required changes. If HHSC has not responded to CONTRACTOR by the fifteenth day, CONTRACTOR may use the submitted material.

     12. CONTRACTOR may request that HHSC approve marketing materials other than those listed in section 14.02(11). HHSC will approve or disapprove the submitted marketing materials within fifteen (15) business days from the date HHSC receives the materials. These materials will not be deemed approved.

     SECTION 14.03 DISENROLLMENTS.


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


     The Administrative Services Contractor must handle all disenrollments. CONTRACTOR is not allowed to discuss, induce or accept disenrollment from a CHIP Member except to refer to the CHIP Administrative Services Contractor. If CONTRACTOR approaches or is approached by a person who states that he or she is enrolled in another CHIP health plan, CONTRACTOR must end the conversation.

     SECTION 14.04 MARKETING SCHEDULE.

     CONTRACTOR must submit to HHSC for approval a marketing schedule at least twenty (20) business days prior to beginning of any CHIP marketing activity. CONTRACTOR must indicate the exact address of the site at which it will market on the schedule. HHSC will respond to the submitted marketing schedule within fifteen (15) business days from the date of receipt. CONTRACTOR must receive HHSC's approval of the schedule prior to the marketing event, which approval HHSC may not unreasonably withhold. If HHSC does not approve the schedule within the allotted fifteen (15) business days, the schedule is deemed approved. If HHSC expressly disapproves the marketing schedule, CONTRACTOR is prohibited from engaging in the marketing activity set out on the schedule at the time indicated. HHSC may require changes in the marketing schedule before it will approve the schedule.

     SECTION 14.05 GENERAL PROVISIONS.

     CONTRACTOR must comply with all state insurance law and TDI regulations regarding prohibitions on marketing.

     CONTRACTOR may conduct a plan-sponsored event without being required to invite other health plans participating in CHIP.

     At no time during the application, enrollment, and re-enrollment processes may CONTRACTOR use licensed insurance agents.

     SECTION 14.06 REGULATION.

     An industry group comprised of one representative from each health maintenance organization participating in CHIP, as well as ex officio representation from the State and consumers, will be charged with developing and recommending to HHSC a sanctions schedule for marketing violations by CHIP health maintenance organizations. The sanctions schedule is subject to approval by HHSC. The industry group is responsible for reporting to HHSC possible marketing violations that the group discovers or that are reported to the group. HHSC is responsible for investigating possible marketing violations that are reported to it by the industry group and is responsible for imposing sanctions based on the sanctions schedule developed by the industry group. The industry group must meet regularly, at least once a month. The first meeting will be called by HHSC. At the end of the first year of the Initial Term, the State will evaluate the effectiveness of this regulatory approach and will review options for state enforcement if that approach is deemed by HHSC to be inadequate.

                   ARTICLE 15. PROVIDER NETWORK REQUIREMENTS

     SECTION 15.01 PROVIDER SUBCONTRACTS.


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     (a) Generally.

     CONTRACTOR must enter into written contracts with properly credentialed health care service providers, licensed in Texas, either directly or through intermediaries, such as Independent Practice Associations (IPAs). CONTRACTOR must have its own credentialing process to review, approve, and periodically re-certify the credentials of all participating providers in compliance with 28 T.A.C. Section 11.1902. CONTRACTOR may delegate credentialing in accordance with TDI regulations.

     (b) Subcontract terms.

     CONTRACTOR must ensure that, as part of its contract with the provider, or in its intermediary's contract with the actual provider of health services, in addition to any requirements imposed by state insurance law or TDI regulation, the following requirements are included:

         (1) A statement to the effect that the provider is subject to all state and federal laws, rules and regulations that apply to all persons or entities receiving state and federal funds, including provisions of the Clean Air Act and the Federal Water Pollution Control Act, as amended, found at 42 C.F.R. 7401, et seq. and 33 U.S.C. 1251, et seq., respectively; the exclusion, debarment, and suspension provisions of
         Section 1128(a) or (b) of the Social Security Act (42 USC Section 1320 a-7), or Executive Order 12549; the provisions of the Byrd Anti-Lobbying Amendment, found at 31 U.S.C. 1352, relating to use of federal funds for lobbying for or obtaining federal contracts; Health and Safety Code, Chapter 85, Subchapter E, relating to the Duties of State Agencies and State Contractors for the confidentiality of AIDS and HIV-related medical information and an anti-discrimination policy for employees and Members with communicable diseases; confidentiality provisions relating to Member information (cite); Title VI of the Civil Rights Act of 1964, Section 504 of the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, and all requirements imposed by the regulations implementing these acts and all amendments to the laws and regulations; the provisions of Executive Order 11246, as amended by 11375, relating to Equal Employment Opportunity; Texas Government Code, Title 10, Subtitle D, Chapter 2161 and 1 TAC Section 111.11(b) and 111.13(c)(7) relating to the good faith effort to use Historically Underutilized Businesses (HUBs); section 9-7.06 of article IX of the General Appropriations Act of 1999 regarding "Buy Texas"; Texas Family Code Section 231.006 regarding child support payments; and chapter 552 of the Texas Government Code regarding the release of public information;

         (2) A statement that the provider understands and agrees that CONTRACTOR has the sole responsibility for payment of covered services rendered by the provider under CONTRACTOR/provider contract and a statement that in the event that CONTRACTOR becomes insolvent or ceases operations, the provider's sole recourse is against CONTRACTOR through CONTRACTOR's bankruptcy, conservatorship, or receivership estate;

         (3) A statement that CONTRACTOR will initiate and maintain any action necessary to stop a health care provider or employee, agent, assign, trustee, or successor-in-interest from maintaining an action against HHSC or any Member to collect payment from HHSC or any Members over and above allowable copayments or deductibles, excluding payment for services not covered under CHIP;

         (4) A statement that CONTRACTOR must defend, indemnify and hold harmless Members and HHSC against any and all claims, costs, damages, or expenses (including attorney's fees) of any type or nature arising from the failure, inability, or refusal of CONTRACTOR to pay health care providers for covered services or supplies;


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         (5) CONTRACTOR must ensure that each health care provider contract prohibits the provider from engaging in direct marketing to Members that is designed to increase enrollment in a particular health plan. This prohibition should not constrain providers from engaging in permissible marketing activities consistent with broad outreach objectives and application assistance;

         (6) A statement that the provider is subject to all state and federal laws and regulations relating to fraud and abuse in health care and CHIP. The provider must cooperate and assist HHSC and any state or federal agency that has the duty of identifying, investigating, sanctioning or prosecuting suspected fraud and abuse. The provider must provide originals and/or copies of all records and information requested and allow access to premises and provide records to HHSC or its authorized agent(s), HCFA, the U.S. Department of Health and Human Services (DHHS), FBI, TDI, or other unit of state government. The provider must provide all copies of records free of charge; and

         (7) A requirement that the provider is responsible for collecting at the time of the service any applicable CHIP copayments or deductibles given the limitations on those copayments and deductibles as set out in section 11.06 of this Agreement.

     CONTRACTOR must require, through contractual provisions or provider manual, providers to create and keep medical records in compliance with the medical records standards contained in the Standards for Quality Improvement Programs in Appendix F. All medical records must be kept for at least five (5) years, except for records of rural health clinics, which must be kept for a period of six (6) years from the date of service.

     THE CONTRACTOR REMAINS RESPONSIBLE FOR PERFORMING AND FOR ANY FAILURE TO PERFORM ALL DUTIES, RESPONSIBILITIES AND SERVICES UNDER THIS AGREEMENT REGARDLESS OF WHETHER THE DUTY, RESPONSIBILITY OR SERVICE IS CONTRACTED TO ANOTHER FOR ACTUAL PERFORMANCE.

     SECTION 15.02 PROVIDER ACCESSIBILITY.

     CONTRACTOR is required to meet the TDI accessibility and availability requirements and the TDI services requirements for HMOs (Title 28, Part I, Chapter 11, Subchapters Q and U of the Texas Administrative Code). Out-of-network and emergency services also must be provided in accordance with the Texas Insurance Code and TDI regulations as they apply to HMOs.

     CONTRACTOR must have a sufficient number of providers (including pediatric providers) to meet Members' needs in accordance with TDI accessibility and availability requirements. PCPs and specialty care providers with experience in treating children and adolescents must be available to all Members .

     CONTRACTOR must ensure that CCSHCN have access to treatment by a multidisciplinary team when determined to be medically necessary for effective treatment or to avoid separate and fragmented evaluations and service plans. The teams must include both physician and non-physician providers determined to be necessary by the Member's PCP.

     CONTRACTOR must assure access to Texas Department of Health
(TDH)-designated Level I and Level II trauma centers within the State or hospitals meeting the equivalent level of trauma care, for emergency services only. CONTRACTOR may make out-of-network reimbursement arrangements with the TDH-designated Level I and Level II trauma centers.


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     CONTRACTOR must assure adequate access of all Members to children's hospitals and pediatric health care centers with recognized special expertise in the care of CCSHCN to meet the medically necessary referrals of a PCP as documented in the Member's medical record. TDH-approved pediatric transplant centers and federally qualified hemophilia centers are examples. CONTRACTOR may make out-of-network reimbursement arrangements for treatment in these hospitals or centers.

     SECTION 15.03 PARTICULAR PROVIDERS.

     (a) Significant Traditional Providers.

     CONTRACTOR must seek participation in its provider network from:

         (1) all hospitals receiving disproportionate share hospital funds in the Medicaid program in State Fiscal Year 1999; and

         (2) all other providers in a county that, when listed by provider type or by specialty code in descending order by the amount of recipient or Member billings, provided the top 80 percent of recipient or Member billings for either the Texas Medicaid Program in State Fiscal Year 1998 as determined by the Texas Department of Health, or the Texas Healthy Kids Corporation program in State Fiscal Year 1999 as determined by the Texas Healthy Kids Corporation for each provider type or specialty code, or providers that were funded and in good standing with the Department of Mental Health and Mental Retardation or the Council on Alcohol and Drug Abuse in State Fiscal Year 1999.

     (b) Tribal clinics.

     CONTRACTOR must seek participation in its provider network from the tribal health clinics located near El Paso, Eagle Pass, and Livingston.

     (c) Rural providers.

     In rural areas of the CONTRACTOR's CSA, CONTRACTOR must seek the participation in its provider network of rural hospitals, physicians, home and community support service agencies, and other rural health care providers who:

     1. are the only providers located in the CHIP Service Area; and

     2. are Significant Traditional Providers as defined in 1 T.A.C. Section 361.001.

     To contract with CONTRACTOR, rural health providers must:

     1. agree to accept the prevailing provider contract rate of CONTRACTOR based on provider type; and

     2. have the credentials required by CONTRACTOR, provided that lack of board certification or accreditation by JCAHO may not be the only grounds for exclusion from the provider network.

     SECTION 15.04 GOOD-FAITH EFFORT


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     CONTRACTOR must demonstrate a good faith effort to include STPs, tribal clinics, and rural providers in its provider network. CONTRACTOR's compliance with this requirement must be reported on a quarterly basis using report requirements defined by HHSC.

     To be a network provider under this section, STPs, tribal clinics, and rural providers must agree to the provider contract requirements set out in section 15.01 of this Agreement unless exempted from a requirement by law or rule. STPs, tribal clinics, and rural providers must also agree in the contract that they will:

         (1) accept the standard reimbursement rate offered by CONTRACTOR to other providers for the same or similar services;

         (2) meet CONTRACTOR's credentialing requirements. CONTRACTOR must not require STPs to meet a different or higher credentialing standard than is required of other providers providing the same or similar services. CONTRACTOR also must not require STPs to contract with a subcontractor who requires a different or higher credentialing standard than CONTRACTOR's if the application of that higher standard results in a disproportionate number of STPs being excluded from the subcontractor; and

         (3) accept the same form of provider agreement that CONTRACTOR is using in its core CHIP business.

     Failure to demonstrate a good faith effort to include STPs, tribal clinics, and rural providers in CONTRACTOR's provider network, or failure to report efforts and compliance as required in this section are defaults under this Agreement and may result in any or all of the remedies included in Article 20 of this Agreement.

     SECTION 15.05 PROVIDER TAX IDENTIFICATION NUMBERS.

     CONTRACTOR must require tax identification numbers from all providers. CONTRACTOR is required to do back-up withholding from all payments to providers who fail to give tax identification numbers or who give incorrect numbers.

     SECTION 15.06 PROVIDER HANDBOOK.

     CONTRACTOR must submit to HHSC a provider handbook that complies with Texas Department of Insurance provisions, including, but not limited to: 28 T.A.C.
Section 11.1606(e)(5) (regarding the requirements CONTRACTOR imposes upon physicians and providers); 28 T.A.C. Section 11.1903(2)(F)(iv) (practice guidelines); and 28 T.A.C. Section 11.900(b) (regarding the written criteria for determining medical need for a Member to utilize a specialist as a primary care physician).

     HHSC has 15 business days from the date the provider handbook is received to review the submitted material and to recommend any suggestions or required changes. If HHSC has not responded to CONTRACTOR by the fifteenth day, CONTRACTOR may use the submitted handbook.

     SECTION 15.07 CLAIMS SUBMISSION AND PAYMENT.

     CONTRACTOR must comply with article 20A.18B of the Texas Insurance Code regarding prompt payment of physicians and providers and any applicable regulations. Providers are required to comply with chapter 146 of the Texas Civil Practice and Remedies Code regarding timely billing.


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                  ARTICLE 16. CONTINUOUS QUALITY IMPROVEMENT.

     SECTION 16.01 COMMITMENT TO QUALITY.

     CONTRACTOR shall develop and maintain an ongoing quality improvement program designed to objectively and systematically monitor and evaluate the quality and appropriateness of care and service provided to Members, and to pursue opportunities for improvement.

     SECTION 16.02 QUALITY IMPROVEMENT COMMITTEE.

     CONTRACTOR must have a formal quality improvement committee that meets the requirements of 11 T.A.C. Section 11.1903.

     SECTION 16.03 QUALITY IMPROVEMENT PLAN (QIP).

     CONTRACTOR must provide to HHSC its annual written Quality Improvement Plan
(QIP) in accordance with federal and state requirements. The Quality Improvement Plan shall meet all requirements of 28 TAC Section 11.1902 with regard to scope and content.

                       ARTICLE 17. REPORTING REQUIREMENTS

     SECTION 17.01 GENERALLY.

     The Parties agree that they will collaborate and negotiate in good faith to develop a report matrix that will be added through amendment to this Agreement. The Parties intend the report matrix to supply reporting details that are not in this Agreement, the Proposal, or the RFP.

     SECTION 17.02 FINANCIAL REPORTS.

     CONTRACTOR must submit to HHSC the following financial reports as they are described in Appendix D:

         The Monthly or Quarterly CHIP Financial-Statistical Report in the format set out in Appendix D, as modified or amended by HHSC;

         The Annual CHIP Financial-Statistical Report in the format set out in Appendix D, as modified or amended by HHSC;

         The Affiliate Report;

         CONTRACTOR'S  Annual Audited Financial Report;

         Form HCFA-1513;

         Section 1318 Financial Disclosure Report;

         TDI Examination Report on CONTRACTOR; and


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         CONTRACTOR'S IBNR Plan.

     SECTION 17.03 ENCOUNTER DATA SPECIFICATIONS REPORT.

     The Parties agree that they will negotiate in good faith to develop the specifications on the reporting and processing of encounter data that meet federal and programmatic requirements. Any subsequent requirements leading to actual data reporting will be handled through an amendment of this Agreement.

     SECTION 17.04 UTILIZATION MANAGEMENT REPORTS.

     (a) HEDIS Reporting.

     The Parties agree that they will negotiate in good faith to develop the specifications on the reporting of HEDIS data that meets federal and programmatic requirements. Any subsequent requirements leading to actual data reporting will be handled through an amendment of this Agreement.

     (b) Physical Health

     Physical Health (PH) Utilization Management Reports are required on a quarterly basis due to HHSC no later than 150 days following the end of the reporting period. The form of the report and the instructions are contained in Appendix G. The PH Utilization Management Report instructions may periodically be updated by HHSC to facilitate clear communication to CONTRACTOR.

     (c) Behavioral Health

     Behavioral Health (BH) Utilization Management Reports are required on a quarterly basis due to HHSC no later than 150 days following the end of the reporting period. The form of the report and the instructions are contained in Appendix H. The BH Utilization Report instructions may periodically be updated by HHSC to facilitate clear communication to the health plan.

     SECTION 17.05 FOCUSED STUDIES REPORTS

     CONTRACTOR must conduct one (1) state-specified focused study and one (1) study chosen by CONTRACTOR. The state-specified study will be developed through collaboration among HHSC, TDH, the Administrative Services Contractor, and the health plans and is conducted and submitted on an annual basis. This study must be conducted and data collected using criteria and methods developed by HHSC and TDH in collaboration with the health plans. The report format is set out in the RFP.

     SECTION 17.06 ANNUAL QUALITY IMPROVEMENT PLAN (QIP) SUMMARY REPORT

     An annual Quality Improvement Plan (QIP) summary report must be conducted yearly based on the state fiscal year. The annual QIP summary report must be submitted by March 31 of each year. The information to be included is set out in the RFP.

     SECTION 17.07 HUB REPORTS

     CONTRACTOR must submit quarterly reports documenting CONTRACTOR's Historically Underutilized Business (HUB) program efforts and accomplishments. The format for this report is contained in Appendix I.



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     SECTION 17.08 FRAUDULENT PRACTICES REPORT

     CONTRACTOR must report all fraud and abuse enforcement actions or investigations taken against CONTRACTOR and/or any of its subcontractors or providers by any state or federal agency for fraud or abuse under Title XVIII or Title XIX of the Social Security Act or any State law or regulation and any known or suspected act of fraud or abuse. The report must include information concerning the detection and the disposition of any potential fraudulent or abusive practices.

FRAUD AND ABUSE COMPLIANCE PLAN.

Model Compliance Plan

     CONTRACTOR must submit a written compliance plan to HHSC for approval no later than the scheduled date for initiating readiness reviews. CONTRACTOR must comply with the requirements of the Model Compliance Plan for HMOs when this model plan is issued by the U.S. Department of Health and Human Services, the Office of Inspector General, if the federal government mandates the Plan for CHIP. In the meantime, HHSC will provide guidance in the form of a template for use by plans in developing compliance plans that will be subject to HHSC approval. That template is attached to this Agreement as Appendix J.

Requirements for the CONTRACTOR's compliance plan

     Additionally, the plan must ensure that all officers, directors, managers and employees know and understand the provisions of the CONTRACTOR's fraud and abuse compliance plan. The written plan must contain procedures designed to prevent and detect potential or suspected abuse and fraud in the administration and delivery of Services under this Agreement. The plan must contain provisions for the confidential reporting of plan violations to the designated person, ensure that the identity of an individual reporting violations of the plan is protected and that no individual who reports plan violations or suspected fraud and abuse is subject to retaliation. The plan provisions must provide for the investigation and follow-up of any compliance plan reports and contain specific and detailed internal procedures for officers, directors, managers and employees for detecting, reporting, and investigating fraud and abuse compliance plan violations. The compliance plan also must require that confirmed violations be reported to HHSC. The plan must require any confirmed violations or confirmed or suspected fraud and abuse under state or federal law is reported to HHSC or its designated agents or other units of state government specified in the Agreement.

Fraud and abuse training.

     CONTRACTOR must designate executive and essential personnel to attend mandatory training in fraud and abuse detection, prevention and reporting. The training will be conducted by the Office of Investigation and Enforcement, Health and Human Services Commission, and will be provided free of charge. CONTRACTOR must schedule and complete training no later than 90 days after the Implementation Date.

     The contractor must designate an officer or director in its organization with responsibility and authority for carrying out the provisions of the compliance plan. A contractor's failure to report potential or suspected fraud or abuse may result in sanctions, cancellation of contract, or exclusion from participation in CHIP. The contractor must allow the HHSC, its agents, or other governmental units to conduct private interviews of the contractor's personnel, Subcontractors and their personnel, witnesses, and patients with regard to a confirmed violation. The contractor's personnel and it Subcontractors and their personnel must cooperate fully by being available in person for interviews, consultation, grand jury proceedings, pre-trial conferences, hearings, trials and in any other process, including investigations, at the contractor's and Subcontractors' own expense.


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     SECTION 17.09 PROVIDER NETWORK REPORTS

     (a) PCPs and Specialists Report

     CONTRACTOR must submit to HHSC by the date of the readiness review an electronic listing of all PCPs participating in their network. The format for this report is contained in Appendix K.

     CONTRACTOR must also submit to HHSC by the date of the readiness review an electronic listing of all specialists participating in their network. The format for this report is contained in Appendix L to the RFP.

     (b) Provider Network Change Report

     CONTRACTOR must submit a monthly report summarizing changes in CONTRACTOR's provider network. The report must be submitted to HHSC in the format set out in the RFP 30 days following the end of the reporting month.

     (c) PCP Network and Capacity Report

     CONTRACTOR must submit electronically to the Administrative Services Contractor a weekly report that shows changes to the PCP network and PCP capacity.

     SECTION 17.10 THIRD PARTY RECOVERY (TPR) REPORTS

     If CONTRACTOR chooses to engage in Third Party Recovery (TPR) activities, it must file quarterly TPR Reports in accordance with the format developed by the State. TPR reports must include total dollars recovered from third party payers for services to Members for each month and the total dollars recovered.

     SECTION 17.11 ALL CLAIMS SUMMARY REPORT

     CONTRACTOR must submit the "All Claims Summary Report" as a contract year-to-date report. The report must be submitted quarterly by the last day of the month following the reporting period. The report must be submitted to HHSC in a format specified by HHSC. This report format will be developed collaboratively with the health plans.

     SECTION 17.12 SUMMARY REPORT OF PROVIDER AND MEMBER COMPLAINTS

     CONTRACTOR must submit Member and provider complaints reports. CONTRACTOR must also report complaints submitted to its subcapitated groups (e.g., IPAs). The complaint reports must be submitted in two paper copies and one electronic copy on or before the 45 days following the end of the state fiscal quarter using the TDI format.

     SECTION 17.13 MONTHLY MEMBER HOTLINE STATUS REPORT

     CONTRACTOR must submit, on a monthly basis, a Member hotline status report that contains the elements set out in the RFP.

     SECTION 17.14 PROVIDER HOTLINE PERFORMANCE REPORT


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     CONTRACTOR must submit, on a monthly basis, a provider telephone status report that contains the elements set out in the RFP.

     SECTION 17.15 AD HOC REPORTS.

     CONTRACTOR will provide ad hoc reports as requested by HHSC at no additional charge if the information requested is currently available or easily modified from existing data. If the requested information is not currently available or easily modified from existing data, the change order process set out in Article 8 will apply or the Parties may mutually agree on an alternative.

           ARTICLE 18. DISCLOSURE AND CONFIDENTIALITY OF INFORMATION.

     SECTION 18.01 CONFIDENTIALITY.

     (a) CONTRACTOR and all subcontractors under this Contact shall treat all information which is obtained through performance under this Agreement as confidential information to the extent that confidential treatment is provided under law and regulations, and shall not use any information so obtained in any manner except as necessary to the proper discharge of obligations and securing of rights hereunder.

     (b) CONTRACTOR will have a system in effect to protect all records and all other documents deemed confidential by law which are maintained in connection with the activities funded under this Agreement. Any disclosure or transfer of confidential information by CONTRACTOR, including information required by HHSC, will be in accordance with applicable law.

     (c) In addition to the requirements expressly stated in this article, CONTRACTOR will comply with any policy, rule, or reasonable requirement of HHSC that relates to the safeguarding or disclosure of information relating to Members, CONTRACTOR's operations, or the Services performed by CONTRACTOR under this Agreement.

     SECTION 18.02 REQUESTS FOR PUBLIC INFORMATION.

     (a) HHSC agrees that it will promptly notify CONTRACTOR of a request for disclosure of public information that relates to information or data to which CONTRACTOR has a proprietary or commercial interest. HHSC will deliver a copy of the request for public information to CONTRACTOR.

     (b) With respect to any confidential information that is the subject of a request for disclosure, CONTRACTOR is required to provide a written explanation of specific reasons why the requested information is confidential or otherwise excepted from required public disclosure under law. HHSC shall, in its sole discretion, determine the appropriate response to the request for information.

     SECTION 18.03 PUBLICITY.

     (a) CONTRACTOR may use the name of HHSC, the State of Texas, or any other state agency, or the name of the Children's Health Insurance Program in a media release, public announcement, or public disclosure relating to this Agreement or its subject matter (other than in proposals submitted to the State of Texas, an administrative agency of the State of Texas, or a governmental agency of another state) only if, at least three (3) business days prior to distributing the material, CONTRACTOR submits the information to HHSC for review and approval. If HHSC has not responded within three (3) business days, CONTRACTOR



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may use the submitted information. If the information is to be used in marketing, the provisions of Article 14 apply to the material.

     (b) CONTRACTOR may publish, at it sole expense, results of CONTRACTOR performance under this Agreement with HHSC's prior review and approval, which HHSC may not unreasonably withhold. Any publication (written, visual, or sound) shall acknowledge the support received from HHSC and any federal agency, as appropriate. CONTRACTOR will provide HHSC at least three (3) copies of any such publication prior to public release. CONTRACTOR will provide additional copies at the request of HHSC. If HHSC has not responded to the CONTRACTOR within fifteen (15) business days from the date HHSC receives the information for review, the information is deemed approved.

     (c) HHSC will submit all studies or audits that relate or refer to CONTRACTOR for review and comment to CONTRACTOR fifteen (15) days prior to releasing the report to the public or to Members.

     SECTION 18.04 MEMBER RECORDS.

     CONTRACTOR and any subcontractor shall not transfer an identifiable Member record, including a patient record, to another entity or person without written consent from the Member or someone authorized to act on his or her behalf; however, HHSC may require CONTRACTOR, or any subcontractor, to transfer a Member record to another agency or to HHSC if the transfer is necessary to protect either the confidentiality of the record or the health and welfare of the Member.

     If at any time during the Initial Term, this Agreement is terminated, HHSC may require the transfer of Member records, upon written notice to CONTRACTOR, to another entity that agrees to continue performance of the Agreement, as consistent with federal and state laws and applicable releases.

     The term "Member Record" for this section means only those administrative, enrollment, case management and other such records maintained by CONTRACTOR and is not intended to include patient records maintained by participating network providers.

     SECTION 18.05 ACCESSIBILITY AND AVAILABILITY OF MEDICAL RECORDS.

     CONTRACTOR must require, through contractual provisions, providers to create and keep medical records in compliance with the medical records standards contained in the Standards for Quality Improvement Programs in Appendix F. All medical records must be kept for at least five (5) years, except for records of rural health clinics, which must be kept for a period of six (6) years from the date of service.

     SECTION 18.06 RECORDKEEPING.

     Medical records may be on paper or electronic. CONTRACTOR must require, through contractual provisions or provider manual, providers to create and keep medical records in compliance with the medical records standards contained in the Standards for Quality Improvement Programs in Appendix F. All medical records must be kept for at least five (5) years, except for records of rural health clinics, which must be kept for a period of six (6) years from the date of service. CONTRACTOR must take steps to promote maintenance of medical records in a legible, current, detailed, organized and comprehensive manner that permits effective patient care and quality review.

                    ARTICLE 19. NON-PROVIDER SUBCONTRACTING



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     SECTION 19.01 WRITTEN SUBCONTRACTS.

     CONTRACTOR must enter into written contracts with all Non-Provider Subcontractors and maintain copies of the Subcontracts in CONTRACTOR's administrative office. CONTRACTOR must submit two copies of all Non-Provider Subcontracts to HHSC for approval no later than 60 days after the Effective Date of this Agreement. Subcontracts entered into after the Effective Date of this Agreement must be submitted no later than 30 days prior to the date of execution of the Subcontract. CONTRACTOR must also make Non-Provider Subcontracts available to HHSC upon request, at the time and location requested by HHSC.

     HHSC has 15 business days to review the Subcontract and recommend any suggestions or required changes. If HHSC has not responded to CONTRACTOR by the fifteenth day, CONTRACTOR may execute the Subcontract. HHSC reserves the right to request CONTRACTOR to modify any Subcontract that has been deemed approved.

     The form and substance of all Subcontracts, including subsequent amendments, are subject to approval by HHSC. HHSC retains the authority to reject or require changes to any provisions of the Subcontract that do not comply with the requirements or duties and responsibilities of this Agreement or create significant barriers for HHSC in carrying out its duty to monitor compliance with the Agreement.

     Additionally, if CONTRACTOR desires to enter into a Non-Provider Subcontract that has a value over $100,000, CONTRACTOR must obtain prior written approval from HHSC. HHSC reserves the right to require the replacement of any Non-Provider Subcontractor, which HHSC will not unreasonably require.

     SECTION 19.02 APPLICATION OF FEDERAL LAW TO NON-PROVIDER SUBCONTRACTORS.

     CONTRACTOR must ensure that Non-Provider Subcontractors are aware of their obligations and responsibilities under 42 U.S.C. Section 1320a-7a and 42 U.S.C.
Section 1320a-7b. CONTRACTOR must also ensure that its Non-Provider Subcontractors are required to cooperate in the investigation and prosecution of any suspected fraud or abuse, and must provide any and all requested originals and copies of records and information, free-of-charge on request, to any state or federal agency with authority to investigate fraud and abuse in CHIP.

     SECTION 19.03 NO STATE LIABILITY FOR PAYMENT UNDER NON-PROVIDER SUBCONTRACTORS.

     CONTRACTOR must ensure that Non-Provider Subcontractors understand and agree that CONTRACTOR is solely responsible for payment of services rendered by the Non-Provider Subcontractor. CONTRACTOR must ensure that Non-Provider Subcontractors understand and agree that if CONTRACTOR becomes insolvent or ceases operations, the Subcontractor's sole recourse is against CONTRACTOR

     SECTION 19.04 TERMINATION OF NON-PROVIDER SUBCONTRACTS.

     CONTRACTOR must notify HHSC no later than 90 days prior to terminating any Non-Provider Subcontract affecting a major performance function of this Agreement. All major Non-Provider Subcontractor, defined as those Subcontracts with a value over $100,000 or affecting a major function under this Agreement, terminations or substitutions require HHSC approval. HHSC may require CONTRACTOR to provide a transition plan describing how the subcontracted function will continue to be provided. All Subcontracts are subject to the terms and conditions of this Agreement.

     SECTION 19.05 FRAUD AND ABUSE INVESTIGATIONS.

     Subcontracts that are requested by any agency with authority to investigate and prosecute fraud and abuse must be produced at the time and in the manner requested by the requesting agency. Subcontracts requested in response to a Public Information request must be produced within 3 business days from HHSC's notification to CONTRACTOR of the request. All requested records must be provided free-of-charge.

     THE CONTRACTOR REMAINS RESPONSIBLE FOR PERFORMING ALL DUTIES, RESPONSIBILITIES AND SERVICES UNDER THIS CONTRACT REGARDLESS OF WHETHER THE DUTY, RESPONSIBILITY OR SERVICE IS SUBCONTRACTED TO ANOTHER.


                       ARTICLE 20. REMEDIES AND DISPUTES.


     SECTION 20.01 UNDERSTANDING AND EXPECTATIONS.

     (a) CONTRACTOR agrees and understands that HHSC may pursue contractual remedies for both programmatic and financial noncompliance. HHSC, in its discretion, may impose or pursue one or more remedies for each item of noncompliance and will determine sanctions on a case-by-case basis. HHSC's pursuit or non-pursuit of a tailored administrative remedy shall not constitute a waiver of any other remedy that HHSC may have at law or equity.

     (b) As described in the RFP, CHIP represents a comprehensive and aggressive effort to provide adequate health care to uninsured children by providing affordable insurance to their families. Section 2.04 of this Agreement also describes HHSC's objective to establish a flexible and responsive relationship with CONTRACTOR. Accordingly, the remedies described in this article are directed to CONTRACTOR's timely and responsive performance of the Services and production of Deliverables.

     SECTION 20.02 ADMINISTRATIVE REMEDIES.

     (a) CONTRACTOR responsibility for improvement.

     HHSC expects CONTRACTOR's performance to continuously meet or exceed performance criteria over the term of this Agreement. Accordingly, CONTRACTOR will be responsible for ensuring that performance for a particular activity or result described in its Proposal or the RFP that falls below the expectations identified in CONTRACTOR's Proposal, the RFP, or this Agreement must improve within thirty (30) days of written notice from HHSC regarding the deficiency.

     (b) Notification and interim response.

     (1) HHSC will notify CONTRACTOR in writing of specific areas of CONTRACTOR performance that fail to meet performance standards as set out in this Agreement, but which, in the determination of HHSC, do not result in a material delay in the implementation or operation of the CHIP health plan coverage through HMOs. CONTRACTOR will, within five (5) business days of receipt of written notice of a non-material deficiency, provide HHSC with a written response that:

         (A) Explains the reasons for the deficiency, CONTRACTOR's plan to address or cure the deficiency, and the date and time by which the deficiency will be cured; or

         (B) If CONTRACTOR disagrees with HHSC's findings, its reasons for disagreeing with HHSC's findings.


     (2) CONTRACTOR's proposed cure of a non-material deficiency is subject to the approval of HHSC. CONTRACTOR's repeated commission of non-material deficiencies or repeated failure to resolve any such deficiencies may be regarded by HHSC as a material deficiency and entitle HHSC to pursue any other remedy provided in this Agreement or any other appropriate remedy HHSC may have at law or equity.

     (c) Notice and opportunity to cure.

     TDH will provide CONTRACTOR with written notice of default (Notice of Default) under this Agreement. The Notice of Default may be given by any means that provides verification of receipt. The Notice of Default must contain the following information:

     1. A clear and concise statement of the circumstances or conditions that constitute a default under this Agreement;

     2. The Agreement provision(s) under which HHSC is declaring a default;

     3. A clear and concise statement of whether CONTRACTOR may cure the default and, if so, how;

     4. A clear and concise statement of the time period during which CONTRACTOR may cure the default if CONTRACTOR is allowed to cure;

     5. The remedy or remedies HHSC is electing to pursue and when the remedy or remedies will take effect;

     6. If HHSC is electing to impose liquidated damages, the amount that HHSC intends to withhold or impose;

     7. If HHSC elects to pursue liquidated damages, whether any part of those damages may be passed through to an individual or entity who is or may be responsible for the act or omission for which HHSC declares a default;

     8. Whether failure of CONTRACTOR to cure the default within any specified time period will result in HHSC pursuing an additional remedy or remedies, including, but not limited to, additional damages and/or termination of the Agreement.

     (d) Particular Events of Default.

     For convenience, specified events of default under this Agreement, which are listed throughout this Agreement, are listed here. Those events, include, but are not limited to:

         (1) Failure to demonstrate a good faith effort to include STPs, tribal clinics, and rural providers in the CONTRACTOR's provider network, or failure to report efforts and compliance as required in section 15.04;

         (2) CONTRACTOR's placing the health and safety of the Members in jeopardy;

         (3) Exclusion of the CONTRACTOR or any of the managing employees or persons with an ownership interest whose disclosure is required by
         Section 1124(a) of the Social Security Act from the


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


         Medicaid or Medicare program under the provisions of Section 1128(a) and/or (b) of the Social Security Act is a default under this contract;

         (4) Exclusion of any Subcontractor or any of the managing employees or persons with an ownership interest of the Subcontractor whose disclosure is required by Section 1124(a) of the Social Security Act from the Medicaid or Medicare program under the provisions of Section 1128(a) and/or (b) of the Social Security if the exclusion will materially affect the CONTRACTOR's performance under this Agreement; and

         (5) A contractor's failure to report potential or suspected fraud or abuse.

     (e) Corrective Action Plan.

     (1) In the event HHSC assesses a liquidated damage as provided in this article, HHSC may require CONTRACTOR to submit to HHSC a detailed written plan (the "Corrective Action Plan") to correct or resolve the deficiency or event causing the assessment of the liquidated damage. The Corrective Action Plan must provide a detailed explanation of the reasons for the cited deficiency, CONTRACTOR's assessment or diagnosis of the cause, and a specific proposal to cure or resolve the deficiency. The Corrective Action Plan must be submitted within ten (10) business days following the request for the plan by HHSC and is subject to approval by HHSC, which approval will not unreasonably be withheld.

     (2) Notwithstanding the submission and acceptance of a Corrective Action Plan, CONTRACTOR remains responsible for achieving all written performance criteria. The acceptance of a Corrective Action Plan under this section will not excuse prior substandard performance, relieve CONTRACTOR of its duty to comply with performance standards, or prohibit HHSC from assessing additional liquidated damages or pursuing other appropriate remedies for continued substandard performance.

     (f) Additional remedies.

     HHSC at its own discretion may impose one or more the following remedies for each item of noncompliance and will determine the scope and severity of the remedy on a case-by-case basis. Both Parties agree that a state or federal statute, rule, regulation or federal guideline will prevail over the provisions of this section unless the statute, rule, regulation, or guidelines can be read together with this section to give effect to both.

         (1) Assess liquidated damages in accordance with section 20.03 and deduct such damages against payments to CONTRACTOR as set-off in accordance with section 20.04;

         (2) Conduct accelerated monitoring of CONTRACTOR. Accelerated monitoring means more frequent or more extensive monitoring will be performed by HHSC than would routinely be accomplished;

         (3) Require additional, more detailed, financial and/or programmatic reports to be submitted by CONTRACTOR in accordance with Article 17 of this Agreement; or

         (4) Suspend new enrollment.

                  (a) HHSC must give the CONTRACTOR 30 days notice of intent to suspend new enrollment other than for imminent danger to the health or safety of Members. The suspension date will be calculated as 30 days following the date that the CONTRACTOR receives the notice of intent to suspend new enrollment.

                  (b) HHSC may immediately suspend new enrollment into the CONTRACTOR for a default declared as a result of imminent danger to the health and safety of Members.

                  (c) The suspension of new enrollment may be for any duration, up to the termination date of the Agreement. HHSC will base the duration of the suspension upon the type and severity of the default and upon the CONTRACTOR's ability, if any, to cure the default.

         (5) Decline to renew this Agreement.

     HHSC will formally notify CONTRACTOR of the imposition of an administrative remedy in writing in accordance with paragraph (b) of this section, with the exception of accelerated monitoring, which may be unannounced. CONTRACTOR is required to file a written response to in accordance with paragraph (b) of this section.

     (g) Informal review of administrative remedies.

     CONTRACTOR may request an informal review of the imposition of the foregoing remedies in accordance with section 20.16 within ten (10) business days of receipt of written notification of the imposition of a remedy by HHSC.

     SECTION 20.03 LIQUIDATED DAMAGES.

     The liquidated damages prescribed in this section are not intended to be in the nature of a penalty, but are intended to be reasonable estimates of HHSC's projected financial loss and damage resulting from CONTRACTOR's non-performance, including financial loss as a result of project delays.

     The Parties intend to negotiate liquidated damages specifically tailored for particular events of non-performance, which schedule will be attached to this Agreement through amendment. In the event that the Parties fail to reach agreement on the liquidated damages to be assessed, the events on which they are to be assessed, or the amount of the damages, the liquidated damages set out in this section will apply.

     Accordingly, in the event CONTRACTOR fails to perform in accordance with this Agreement, HHSC may assess liquidated damages as provided in this section.

     (a) Failure to provide contracted services or support.

     If CONTRACTOR fails to perform any of the Services described in this Agreement, HHSC may assess a liquidated damage of $1,000.00 each business day such Service is not provided.

         (1) Maximum damages.

     Liquidated damages assessed pursuant to this paragraph shall not, in any single month, exceed 25% of the fee due CONTRACTOR for that month. However, if CONTRACTOR fails to perform any Service or combination of Services, and such failure represents a budgeted sum greater than 25% of the fee due CONTRACTOR for that month, HHSC may terminate the Agreement in accordance with this article.

         (2) CONTRACTOR responsibility for associated costs.

     If HHSC terminates this Agreement pursuant to paragraph (a)(i) of this section, CONTRACTOR will be responsible to HHSC for all costs incurred by HHSC, the State of Texas or any of its administrative agencies to replace CONTRACTOR. These costs include, but are not limited to, the costs of procuring a substitute vendor following termination of this Agreement and the cost of any claim or litigation that is reasonably attributable to CONTRACTOR's failure to perform any Service in accordance with the Agreement.

     SECTION 20.04 METHOD OF COLLECTION.

     HHSC may elect to assess a liquidated damage directly to CONTRACTOR, or it may deduct amounts assessed as liquidated damages as set-off against payments then due to CONTRACTOR for the Services or Deliverables or which become due at any time thereafter.

     SECTION 20.05 MODIFICATION OF AGREEMENT IN THE EVENT OF REMEDIES.

     As provided in section 8.01(b) of this Agreement, HHSC may propose a modification of this Agreement in response to the imposition of a remedy under this article. Any modifications under this section must be reasonable, limited to the matters causing the exercise of a remedy, and in writing. CONTRACTOR must negotiate such proposed modifications in good faith.

     SECTION 20.06 TERMINATION OF AGREEMENT.

     In addition to other provisions of this article allowing termination, this Agreement will terminate upon the Expiration Date unless extended in accordance with Article 4 of this Agreement, or terminated sooner under the terms of section 20.07 through section 20.09 of this Agreement. Prior to completion of the Initial Term and any extensions or renewal thereof, all or a part of this Agreement may be terminated for any of the following reasons:

     SECTION 20.07 TERMINATION BY MUTUAL AGREEMENT OF THE PARTIES.

     This Agreement may be terminated by mutual agreement of the Parties. Such agreement must be in writing.

     SECTION 20.08 TERMINATION FOR CAUSE.

     HHSC reserves the right to terminate this Agreement, in whole or in part, upon the following conditions:

     (a) Assignment for the benefit of creditors, appointment of receiver, or inability to pay debts.

     HHSC may terminate this Agreement if CONTRACTOR:

         (1) Makes an assignment for the benefit of its creditors;

         (2) Admits in writing its inability to pay its debts generally as they become due; or

         (3) Consents to the appointment of a receiver, trustee, or liquidator of CONTRACTOR or of all or any part of its property.

     (b) Judgment and execution.

     (1) HHSC may terminate this Agreement if judgment for the payment of money in excess of $50,000.00 (fifty thousand dollars and zero cents) which is not covered by insurance is rendered by any court or governmental body against CONTRACTOR, and CONTRACTOR does not

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         (i) Discharge the judgment or provide for its discharge in accordance with the terms of the judgment;

         (ii) Procure a stay of execution thereof within 30 days from the date of entry thereof; or

         (iii) Perfect an appeal of such judgment and cause the execution of such judgment to be stayed during the appeal, providing such financial reserves as may be required under generally accepted accounting principles.

     (2) If a writ or warrant of attachment or any similar process is issued by any court against all or any material portion of the property of CONTRACTOR, and such writ or warrant of attachment or any similar process is not released or bonded within 30 days after its entry, HHSC may terminate this Agreement in accordance with this section.

     (c) Failure to adhere to laws, rules, ordinances, or orders.

    HHSC may terminate this Agreement if a court of competent jurisdiction finds CONTRACTOR failed to adhere to any laws, ordinances, rules, regulations or orders of any public authority having jurisdiction and such violation prevents or substantially impairs performance of CONTRACTOR's duties under this Agreement.

     (d) Breach of confidentiality.

     HHSC may terminate this Agreement if CONTRACTOR breaches confidentiality laws with respect to the Services provided under this Agreement.

     (e) Failure to maintain adequate personnel or resources.

     HHSC may terminate this Agreement if, after providing notice and an opportunity to correct in accordance with section 20.02 of this Agreement, HHSC determines that CONTRACTOR has either failed to provide the personnel and resources described in its Proposal or has failed to supply personnel or resources and such failure results in CONTRACTOR's inability to fulfill its duties under this Agreement and substantially compromises HHSC's ability to comply with legislative mandates regarding the implementation or administration of CHIP.

     (f) Termination for insolvency.

     (1) HHSC may, by giving written notice of termination to CONTRACTOR, terminate this Agreement as of a date specified in such notice of termination if
CONTRACTOR:

         (A) files for bankruptcy;

         (B) becomes or is declared insolvent, or is the subject of any proceedings related to its liquidation, insolvency or the appointment of a receiver or similar officer for it;

         (C) makes an assignment for the benefit of all or substantially all of its creditors; or

         (D) enters into a contract for the composition, extension, or readjustment of substantially all of its obligations.

     (2) CONTRACTOR agrees to pay for all reasonable expenses of HHSC including the cost of counsel, incident to:


         (A) The enforcement of payment of all obligations of CONTRACTOR by any action or participation in, or in connection with a case or proceeding under chapters 7, 11, or 13 of the United States Bankruptcy Code, or any successor statute;

         (B) A case or proceeding involving a receiver or other similar officer duly appointed to handle CONTRACTOR's business; or

         (C) A case or proceeding in a State court initiated by HHSC when previous collection attempts have been unsuccessful.

     (g) Termination for gifts and gratuities.

     (1) HHSC may terminate this Agreement on one (1) days' notice to CONTRACTOR following the determination by a competent judicial or quasi-judicial authority and CONTRACTOR's exhaustion of all legal remedies that CONTRACTOR, its employees, agents or representatives have either offered or given any thing of value an officer or employee of HHSC or the State of Texas in violation of state law.

     (2) CONTRACTOR must include a similar provision in each of its subcontracts and shall enforce this provision against a subcontractor who has offered or given any thing of value to any of the persons or entities described in this section, whether or not the offer or gift was in CONTRACTOR's behalf.

     SECTION 20.09 TERMINATION FOR NON-APPROPRIATION OF FUNDS.

     (a) Notwithstanding any other provision of this Agreement, if funds for the continued fulfillment of this Agreement by HHSC are at any time not forthcoming or are insufficient, through failure of any entity to appropriate funds or otherwise, then HHSC will have the right to terminate this Agreement at no additional cost and with no penalty whatsoever by giving prior written notice documenting the lack of funding.

     (b) In such instance, unless otherwise agreed to by the Parties, this Agreement will terminate and become null and void on the last day of the fiscal period for which appropriations were received. HHSC will use all reasonable efforts to ensure appropriated funds are available.

     SECTION 20.10 TERMINATION IN THE EVENT OF HHSC'S FAILURE TO PAY.

     CONTRACTOR may terminate this Agreement if HHSC fails to pay the CONTRACTOR undisputed charges when due as required under this Agreement. Retaining premium, recoupment, sanctions, or penalties that are allowed under this Agreement or that result from the CONTRACTOR's failure to perform or the CONTRACTOR's default under the terms of this Agreement is not cause for termination. Termination for failure to pay does not release HHSC from the obligation to pay undisputed charges for services provided prior to the termination date.

     CONTRACTOR must give HHSC 90 days written notice of intent to terminate this Agreement. The termination date will be calculated as the last day of the month following 90 days from the date the notice of intent to terminate is received by HHSC.

     HHSC must be given 30 days from the date HHSC receives the CONTRACTOR's written notice of intent to terminate for failure to pay to pay the CONTRACTOR all undisputed amounts due. If HHSC pays


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



all undisputed amounts then due within this 30-day period, the CONTRACTOR cannot terminate the Agreement under this article for that reason.

     SECTION 20.11 TERMINATION FOR HHSC'S MATERIAL BREACH OF THIS AGREEMENT.

     (a) Generally.

     HHSC's failure to perform a material duty or responsibility as set out in this Agreement is a default under this Agreement.

     (b) Notice of default and opportunity to cure.

     CONTRACTOR will provide HHSC with written notice of default (Notice of Default) under this Agreement. The Notice of Default may be given by any means that provides verification of receipt. The Notice of Default must contain the following information:

     1. A clear and concise statement of the circumstances or conditions that CONTRACTOR contends constitute a default under this Agreement;

     2. The Agreement provision(s) under which CONTRACTOR is declaring a default; and

     3. A statement that HHSC has thirty (30) days from the date HHSC receives the Notice of Default to cure the alleged breach.

     SECTION 20.12 NOTICE OF TERMINATION.

     Each Party will provide written notice of termination of this Agreement at least 90 days prior to the intended date of termination unless the health or safety of the Members is at issue, in which case HHSC may terminate immediately.

     SECTION 20.13 EXTENSION OF TERMINATION EFFECTIVE DATE.

     HHSC may extend the effective date of termination one or more times as it elects, in its sole discretion, provided that the total of all such extensions shall not exceed 90 calendar days following the original effective date of termination, excluding termination under section 20.11.

     SECTION 20.14 INJUNCTIVE RELIEF.

     Each Party acknowledges and agrees that, in the event of a breach or threatened breach of any of the provisions of this Agreement, such Party may have no adequate remedy in damages. Accordingly, each Party will be entitled to seek an injunction to prevent such breach or threatened breach. However, the specification of a particular legal or equitable remedy will not be construed as a waiver, prohibition, or limitation of any other legal or equitable remedies in the event of a breach of this Agreement.

     SECTION 20.15 PAYMENT AND OTHER PROVISIONS AT AGREEMENT TERMINATION.

     (a) If HHSC terminates this Agreement, HHSC will pay CONTRACTOR on the effective date of termination (or as soon as possible thereafter taking into account appropriation and fund accounting



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requirements) any undisputed amounts due for all completed, approved, and accepted Services or Deliverables.

     (b) HHSC further agrees to negotiate in good faith with CONTRACTOR to equitably adjust and settle any accrued or outstanding liabilities for any unaccepted Service or deliverable and Change Order that

         (1) Is due or delivered prior to or upon contract termination;

         (2) Is complete or substantially complete, or for which CONTRACTOR can document to the satisfaction of HHSC substantial progress; and

         (3) Benefits HHSC or the State of Texas, notwithstanding its unaccepted status.

     (c) CONTRACTOR must provide HHSC all reasonable access to records, facilities, and documentation as is required to efficiently and expeditiously close out the Services under this Agreement.

     (d) HHSC and the CONTRACTOR must prepare a transition plan, which is acceptable to and approved by HHSC, to ensure that Members are reassigned to other plans without interruption of services. That transition plan will be implemented during the 90-day period between receipt of notice and the termination date unless termination is the result of HHSC's reasonable belief that the CONTRACTOR is placing the health or welfare of Members in jeopardy.

     CONTRACTOR must continue to perform Services under the transition plan until the last day of the month following 90 days from the date of receipt of notice if the termination is for any reason other than HHSC's reasonable belief that the CONTRACTOR is placing the health and safety of the Members in jeopardy. If termination is due to this reason, HHSC may prohibit the CONTRACTOR's further performance of Services under this Agreement.

     (1) If HHSC terminates this Agreement for any reason other than non-appropriation of funds under section 20.10:

         (a) HHSC is responsible for notifying all Members of the date of termination and how Members can continue to receive Covered Services;

         (b) CONTRACTOR is responsible for all expenses related to giving notice to Members; and

         (c) CONTRACTOR is responsible for all expenses incurred by HHSC in implementing the transition plan.

     (2) If the Agreement is terminated by the CONTRACTOR for any reason:

         (a) HHSC is responsible for notifying all Members of the date of termination and how Members can continue to receive Covered Services;

         (b) HHSC is responsible for all expenses related to giving notice to Members; and

         (c) HHSC is responsible for all expenses it incurs in implementing the transition plan.

     (3) If the Agreement is terminated by mutual agreement of the Parties under section 20.07:

         (a) HHSC is responsible for notifying all Members of the date of termination and how Members can continue to receive Covered Services;

         (b) CONTRACTOR is responsible for all expenses related to giving notice to Members; and

         (c) HHSC is responsible for all expenses it incurs in implementing the transition plan.

     SECTION 20.16 DISPUTE RESOLUTION.

     (a) General agreement of the Parties.

     The Parties mutually agree that the interests of fairness, efficiency, and good business practices are best served when the Parties employ all reasonable and informal means to resolve any dispute under this Agreement. The Parties express their mutual commitment to using all reasonable and informal means of resolving disputes including, but not limited to, the informal review of liquidated damage assessments under section 20.02 of this Agreement, prior to invoking a remedy provided elsewhere in this section.

     (b) Duty to negotiate in good faith.

     Any dispute that in the judgment of any Party to this Agreement may materially or substantially affect the performance of any Party will be reduced to writing and delivered to the other Party. The Parties must then negotiate in good faith and use every reasonable effort to resolve such dispute and the Parties shall not resort to any formal proceedings unless they have reasonably determined that a negotiated resolution is not possible. The resolution of any dispute disposed of by agreement between the Parties shall be reduced to writing and delivered to all Parties within ten (10) business days.

     (c) Claims for breach of Agreement.

     (1) General requirement. As required by Chapter 2260, Government Code, CONTRACTOR's claim for breach of this Agreement must resolved in accordance with the dispute resolution process established by HHSC in accordance with Chapter 2260, Government Code.

     (2) Negotiation of claims. A CONTRACTOR's claim for breach of this Agreement that the Parties cannot resolve in the ordinary course of business or through the use of all reasonable and informal means must be submitted to the negotiation process provided in Chapter 2260, subchapter B, Government Code.

         (A) To initiate the process, CONTRACTOR must submit written notice in accordance with Section 4.04 of this Agreement that specifically states that CONTRACTOR invokes the provisions of Chapter 2260, subchapter B, Government Code.

         (B) Compliance by CONTRACTOR with Chapter 2260, subchapter B, Government Code, is a condition precedent to the filing of a contested case proceeding under Chapter 2260, subchapter C, of the Government Code.

     (3) Contested case proceedings. The contested case process provided in Chapter 2260, subchapter C, Government Code, is CONTRACTOR's sole and exclusive process for seeking a remedy for any and all alleged breaches of contract by HHSC if the Parties are unable to resolve their disputes under subsection (d)(2) of this section.

         (A) Compliance with the contested case process provided in Chapter 2260, Subchapter C, Government Code, is a condition precedent to seeking consent to sue from the Texas Legislature under Chapter 107, Civil Practices & Remedies Code. Neither the execution of this Agreement by HHSC nor any other conduct of any representative of HHSC relating to this Agreement shall be considered a waiver of the State's sovereign immunity to suit.

     (4) HHSC rules. The submission, processing and resolution of CONTRACTOR's claim is governed by the rules to be adopted by HHSC pursuant to Chapter 2260, Government Code.

         (A) CONTRACTOR expressly acknowledges that, as of the Effective Date of this Agreement, HHSC has not adopted rules to implement the requirements of Chapter 2260, Government Code. CONTRACTOR expressly waives any claim regarding the absence of any such rules at the Effective Date.

     (5) CONTRACTOR's duty to perform. Neither the occurrence of an event constituting an alleged breach of contract nor the pending status of any claim for breach of contract is grounds for the suspension of performance, in whole or in part, by CONTRACTOR of any duty or obligation with respect to the Services under this Agreement.

     SECTION 20.17 LIABILITY OF CONTRACTOR.

     CONTRACTOR will not be liable to HHSC for any loss, damages or liabilities attributable to or arising from:

         (1) The failure of HHSC or any state agency or HHSC CONTRACTOR to perform a service or activity in connection with this Agreement; or

         (2) CONTRACTOR's prudent and diligent performance of the Services in compliance with instructions given by HHSC in accordance with section
         2.07 (relating to implied authority), section 4.04 (relating to notices), and section 4.06 (relating to delegation of authority) of this Agreement.

                   ARTICLE 21. ASSURANCES AND CERTIFICATIONS

     SECTION 21.01 LOBBYING.

     (a) In accordance with 3l U.S.C. Section 1352 (Section 1352 of Public Law [P.L.] 101-121 effective December 22, 1989), CONTRACTOR is prohibited from using funds granted under this Agreement for lobbying Congress or any Federal agency in connection with a particular Agreement. CONTRACTOR agrees that none f the funds provided under this Agreement will be so used.

     (b) In addition, if at any time a contract exceeds $100,000, the law requires certification that none of the funds provided by HHSC to CONTRACTOR have been used for payment to lobbyists. CONTRACTOR certifies that it has not and will not use any funds provided under this Agreement for such prohibited purposes.

     (c) Regardless of funding source, if a Contract Attachment exceeds $100,000, CONTRACTOR will provide to HHSC a certification of the names of any and all registered lobbyists with whom CONTRACTOR has an agreement. CONTRACTOR agrees that it will provide this certification on a form provided by HHSC, along with the names of any lobbyists, if applicable, within 90 days of receipt of the executed Agreement.

     SECTION 21.02 DEBARMENT AND SUSPENSION.

     (a) CONTRACTOR certifies by execution of this Agreement that it is not now ineligible for participation in Federal or State assistance programs under Executive Order 12549, Debarment and Suspension.

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     (b) CONTRACTOR certifies by execution of this Agreement that neither it nor its principals is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

     (c) Where CONTRACTOR is unable to certify to any of the statements in this certification, CONTRACTOR shall attach an explanation.

     (d) CONTRACTOR specifically warrants that it has not knowingly failed to pay a single substantial debt or a number of outstanding debts to a Federal or State agency and it is not subject to an outstanding judgment in a suit against CONTRACTOR for collection of the balance. A false statement regarding CONTRACTOR's status will be treated as a material breach of this Agreement and may be grounds for termination at the option of HHSC.

     SECTION 21.03 CONFLICTS OF INTEREST.

     (a) Representation.

     CONTRACTOR agrees to comply with regulations regarding conflicts of interest in the performance of its duties under this Agreement.

     (b) General duty regarding conflicts of interest.

     CONTRACTOR will establish safeguards to prohibit employees from using their positions for a purpose that constitutes or presents the appearance of personal or organizational conflict of interest, or personal gain. CONTRACTOR will operate with complete independence and objectivity without actual, potential or apparent conflict of interest with respect to the activities conducted under this Agreement with the State of Texas.

     (c) Disclosure requirements.

         (1) CONTRACTOR must disclose any existing or potential conflicts of interest relative to the performance requirements of this Agreement and must comply with other disclosure requirements set out below, as applicable.

         (2) Any relationship that might be perceived or represented as a conflict must be disclosed by CONTRACTOR within 15 calendar days of its discovery by CONTRACTOR or by HHSC as a potential conflict. This disclosure requirement is a continuing obligation throughout the Initial Term of this Agreement and any extension of this Agreement.

         (3) By submitting a Proposal in response to the RFP, CONTRACTOR affirmed that it has neither given, nor intends to give, at any time hereafter, any economic opportunity, future employment, gift, loan, gratuity, special discount, trip, favor, or service to a public servant or any employee or representative of same, at any time during the procurement process or in connection with the procurement process except as allowed under relevant state and federal law.

         (4) In addition, it is the responsibility of CONTRACTOR to request, in writing, a determination by HHSC when there is a question as to whether a conflict exists. HHSC reserves the right to make a final determination regarding conflict of interest with respect to CONTRACTOR's relationship with other parties whether individual or corporate, public or private, and CONTRACTOR agrees to abide by HHSC's decision.

         (5) A violation of the disclosure requirements applicable to this Agreement may constitute grounds for the immediate termination of this Agreement. Furthermore, such violation may be submitted to the Office of the Attorney General, Texas Ethics Commission, or appropriate State or Federal law enforcement officials for further action.

     SECTION 21.04 CERTIFICATION REGARDING GOOD FAITH EFFORT.

     HHSC is committed to making a good faith effort to assist Historically Underutilized Businesses (HUBs) through the contract award process in a manner consistent with rules prescribed by the General Services Commission (GSC) at 1 T.A.C. 111.11 et seq. The GSC has established a goal of a minimum 18.1 percent (18.1%) HUB participation in non-professional services contracts, either through direct contracting or through prime or general contractors' subcontracting efforts. HHSC is required to establish that CONTRACTOR has complied with this good faith effort. CONTRACTOR has completed or shall complete required documentation of good faith effort on forms and in the manner prescribed by HHSC. CONTRACTOR shall comply with continuing reporting requirements imposed by HHSC or GSC.

     SECTION 21.05 CHILD SUPPORT CERTIFICATION.

     In accordance with Section 231.006, Family Code, CONTRACTOR certifies the following:

         "Under Section 231.006, Family Code, the vendor or applicant certifies that the individual or business entity named in this Agreement, bid, or application is not ineligible to receive the specified grant, loan, or payment, and acknowledges that this Agreement may be terminated and payment withheld if this certification is inaccurate."

     SECTION 21.06 TEXAS CORPORATE FRANCHISE TAX CERTIFICATION.


     CONTRACTOR has certified that it is not delinquent in payments or obligations due or owing for state franchise taxes by executing the form entitled "Texas Corporate Franchise Tax Certification" contained in its Proposal.

     SECTION 21.07 CERTIFICATION REGARDING STATUS OF LICENSE, CERTIFICATE, OR PERMIT.

     Article IX, Section 163 of the General Appropriations Act for the 1998/1999 state fiscal biennium prohibits an agency which receives an appropriation under either Article II or V of the General Appropriations Act from awarding a Agreement with the owner, operator, or administrator of a facility which has had a license, certificate, or permit revoked by another Article II or V agency. CONTRACTOR certifies it is not ineligible for an award under this provision.

     SECTION 21.08 OUTSTANDING DEBTS AND JUDGMENTS.

     CONTRACTOR certifies that it is not presently indebted to the State of Texas, and that CONTRACTOR is not subject to an outstanding judgment in a suit by the State of Texas against CONTRACTOR for collection of the balance. For purposes of this section, an indebtedness is any amount sum of money that is due and owing to the State of Texas and is not currently under dispute. A false statement regarding CONTRACTOR's status will be treated as a material breach of this Agreement and may be grounds for termination at the option of HHSC.

     SECTION 21.09 UNAUTHORIZED ACTS.

     Each Party agrees to:

     (1) Notify the other Party promptly of any unauthorized possession, use, or knowledge, or attempt thereof, of any Confidential Information by any person or entity that may become known to it;

     (2) Promptly furnish to the other Party full details of the unauthorized possession, use, or knowledge, or attempt thereof, and use reasonable efforts to assist the other Party in investigating or preventing the reoccurrence of any unauthorized possession, use, or knowledge, or attempt thereof, of Confidential Information;

     (3) Cooperate with the other Party in any litigation and investigation against third Parties deemed necessary by such Party to protect its proprietary rights; and

     (4) Promptly prevent a reoccurrence of any such unauthorized possession, use, or knowledge of Confidential Information.

     SECTION 21.10 LEGAL ACTION.

     Neither party may commence any legal action or proceeding in respect to any unauthorized possession, use, or knowledge, or attempt thereof, of Confidential Information by any person or entity which action or proceeding identifies the other Party or its Confidential Information without such Party's consent.

                  ARTICLE 22. REPRESENTATIONS AND WARRANTIES.

EXCEPT AS SPECIFIED IN THIS ARTICLE AND ARTICLE 2, CONTRACTOR MAKES NO WARRANTIES AND DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE IN RESPECT TO THE SERVICES OR DELIVERABLES.

     SECTION 22.01 AUTHORIZATION.

     (a) CONTRACTOR is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     (b) The execution, delivery and performance of this Agreement has been duly authorized by CONTRACTOR and no approval, authorization or consent of any governmental or regulatory agency is required to be obtained in order for CONTRACTOR to enter into this Agreement and perform its obligations under this Agreement.

     (c) CONTRACTOR is duly authorized to conduct business in and is in good standing in each jurisdiction in which CONTRACTOR will conduct business in connection with this Agreement.

     (d) CONTRACTOR has obtained all licenses, certifications, permits, and authorizations necessary to perform the Services under this Agreement and currently is in good standing with all regulatory agencies that regulate any or all aspects of CONTRACTOR's performance of the Services. CONTRATOR will maintain all required certifications, licenses, permits, and authorizations during the term of this Agreement.

     SECTION 22.02 ABILITY TO PERFORM.

     CONTRACTOR has the financial resources necessary to perform the functions under this Agreement without advances from the State.

     CONTRACTOR represents that each non-provider subcontractor providing services under this Agreement under a contract with a value greater than $100,000 has the financial resources to carry out its duties under this Agreement.

     SECTION 22.03 WORKMANSHIP AND PERFORMANCE.

     (a) All Services and Deliverables provided under this Agreement will be provided in a manner consistent with the standards of quality and integrity as outlined in this Agreement, the RFP, and CONTRACTOR's Proposal.

     (b) All Services and Deliverables must meet or exceed the levels of performance specified in or pursuant to this Agreement.

     (c) CONTRACTOR will perform the Services in a workmanlike manner, in accordance with best practices and high professional standards.

     SECTION 22.04 COMPLIANCE WITH LAWS.

     CONTRACTOR will comply with all applicable local, state and Federal laws and regulations in providing the Services and must have and maintain all applicable permits, rights and licenses to perform the Services.

     SECTION 22.05 COMPLIANCE WITH AGREEMENT.

     CONTRACTOR will not take any action substantially or materially inconsistent with any of the terms and conditions set forth in this Agreement without the express written approval of HHSC.

     SECTION 22.06 CONTINGENT FEE ARRANGEMENTS.

     CONTRACTOR warrants that no person or agency, other than a bona fide regular employee or bona fide commercial agency has been employed or retained to solicit or obtain this Agreement upon a contract or understanding for a contingent fee.

     SECTION 22.07 PROSELYTIZING.

     CONTRACTOR and HHSC mutually agree that neither party will intentionally solicit or recruit any employee of the State of Texas who is assigned to provide assistance or services to the CHIP program in connection with this Agreement to become an employee or agent of CONTRACTOR, and vice versa, during the term of this Agreement and for one-year following the termination of this Agreement.

     SECTION 22.08 YEAR 2000 PERFORMANCE WARRANTY

     (a) Terms of Warranty

     CONTRACTOR warrants that all Software records, stores, processes, and presents calendar dates falling on or after January 1, 2000 at no added cost to HHSC. CONTRACTOR must take all appropriate measures to ensure that the Software used by CONTRACTOR in connection with CHIP will not lose, alter, or destroy records containing dates falling on or after January 1, 2000. CONTRACTOR must ensure that all Software will interface and operate with HHSC's data systems that exchange data, including, but not limited to, historical and archived data. CONTRACTOR warrants that the year 2000 leap year calculations will be accommodated and will not result in software, hardware, or firmware failures.

     (b) Duration of warranty.

         (1) The duration of this warranty and the remedies available to HHSC or CONTRACTOR for breach of this warranty shall be as defined in, and subject to, the terms and conditions of CONTRACTOR's standard commercial warranty or warranties contained in this Agreement.

         (2) Despite any provision to the contrary in CONTRACTOR's standard commercial warranty or warranties, the remedies available to HHSC or CONTRACTOR under the warranty made under this section must include repair or replacement of any supplied product whose non-compliance is discovered and made known to CONTRACTOR in writing within ninety (90) days from the date that CONTRACTOR receives notice of the non-compliance

     (c) No limitation of rights or remedies.

     Nothing in the warranty made under this section will be considered to limit any rights or remedies HHSC or CONTRACTOR may otherwise have under this Agreement with respect to defects other than Year 2000 performance.

     IN WITNESS HEREOF, HHSC AND CONTRACTOR HAVE EACH CAUSED THIS AGREEMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.


      AMERICAID TEXAS, INC. d/b/a               TEXAS HEALTH AND HUMAN
             AMERIKIDS                           SERVICES COMMISSION


     ---------------------------------      -------------------------------
     JAMES D. DONOVAN, JR.                  DON A. GILBERT
     PRESIDENT AND CEO                      COMMISSIONER

             AMENDMENT NO. 1 TO CHILDREN'S HEALTH INSURANCE PROGRAM
           AGREEMENT FOR THE PROVISION OF HEALTH CARE SERVICES BETWEEN
               THE TEXAS HEALTH AND HUMAN SERVICES COMMISSION AND
                     AMERICAID TEXAS, INC. d/b/a AMERIKIDS


                               ARTICLE 1. PURPOSE

      The Texas Health and Human Services Commission (HHSC) and AMERICAID Texas, Inc. d/b/a AMERIKIDS (CONTRACTOR) amend the following sections of the original Children's Health Insurance Program (CHIP) Agreement for the Provision of Health Care Services (HHSC Contract No.___________).


      This amendment is executed pursuant to article 8 of the original contract.

      These amended terms become effective the day it is executed by HHSC following execution by CONTRACTOR and terminate on April 30, 2003, unless extended by mutual agreement of the parties or terminated sooner in accordance with the provisions of the original contract, as such provisions are amended in this Amendment No. 1


             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

      The following numbered articles and sections are amended to read as follows:

      SECTION 4.10 ASSIGNMENT.

      This Agreement was awarded to CONTRACTOR based on CONTRACTOR's qualifications to perform the services described in the RFP. CONTRACTOR cannot assign this Agreement without the written consent of TDI and HHSC. This provision does not prevent CONTRACTOR from subcontracting duties and responsibilities to qualified Subcontractors. If TDI and HHSC consent to an assignment of this Agreement, a transition period of 90 days will run from the date the assignment is approved by TDI and HHSC so that Members' services are not interrupted. The assigning CONTRACTOR must also submit a transition plan, as set out in section 20.18(d), subject to HHSC's approval.

      SECTION 7.02 MEASUREMENT AND MONITORING TOOLS.

      CONTRACTOR must implement all reasonably necessary measurement and monitoring tools and procedures required to measure and report CONTRACTOR's performance of the Services against the applicable service levels as such service levels are specified in the Agreement. Such measurement and monitoring must permit reporting at a level of detail sufficient to verify compliance with the service levels specified in the Agreement and will be subject to audit by HHSC. CONTRACTOR will provide HHSC with information and access to all applicable information or work product produced by such tools and procedures upon request for purposes of verification.


      SECTION 7.04(b)(3) HIPAA COMPLIANCE.


      The System implemented by CONTRACTOR must comply with applicable certificate of coverage and data specification and reporting requirements promulgated pursuant to the federal Health Insurance

Portability and Accountability Act of 1996, P.L. 104-91 (August 21, 1996), as amended. CONTRACTOR will issue the Certificate of Creditable Coverage to disenrolled Members upon request by the Member.

      SECTION 7.04(d) ADDITIONS OR CHANGES TO THE REQUIREMENTS SET OUT IN THIS SECTION.

      The Parties will negotiate in good faith to reach agreement on when requested additions or changes to the general management information system functions, data reporting requirements, or required system-wide functions will be made by CONTRACTOR at no additional charge to HHSC and when requested additions or changes should be handled through the Change Order Process set out in Article 8.

      SECTION 8.01(c) MODIFICATIONS UPON RENEWAL OR EXTENSION OF AGREEMENT


            (1) If HHSC seeks modifications to the Agreement as a condition of any annual extension, HHSC's notice to CONTRACTOR will specify those modifications to the Scope of Work, the Agreement pricing terms, or other terms and conditions of the Agreement HHSC seeks.

            (2) Modifications proposed by HHSC may apply to the services under this Agreement in any Agreement year beginning after the date of notice to CONTRACTOR. CONTRACTOR must respond to HHSC's proposed modification within 30 days of receipt. Upon receipt of CONTRACTOR's response to the proposed modifications, HHSC may enter into negotiations with CONTRACTOR to arrive at mutually agreeable Agreement amendments. In the event that HHSC determines that the Parties will be unable to reach agreement on mutually satisfactory Agreement modifications, then HHSC must provide written notice to CONTRACTOR of its intent not to extend the Agreement beyond the Agreement term then in effect, at least 90 days before the Expiration Date to provide for the approval and implementation of the transition plan as set out in section 20.18(d), inclusive of all extension options previously exercised.


      SECTION 10.04. PAYMENT PREMIUM RATES AFTER THE FIRST YEAR OF THE INITIAL TERM


            HHSC will review the methodology submitted by CONTRACTOR for determining the premium rate for any period subsequent to the first year of the contract ("the Subsequent Period") and reexamine the premium rates and other payments paid to CONTRACTOR during the initial year of the Initial Term to determine the appropriate premium rate for the Subsequent Period of the Initial Term. CONTRACTOR's financial data on the CHIP book of business will be considered by HHSC in determining rates for the Subsequent Period. HHSC will notify the CONTRACTOR in writing of the proposed premium rates and other payments for the Subsequent Period no later than August 1, 2001, to be effective October 1, 2001. A failure to deliver the rates on or before such date shall be a material breach of this Agreement and be cause to terminate the contract. CONTRACTOR shall notify HHSC in writing of any disagreement (Notice of Disagreement) with the proposed premium rates and other payments for the Subsequent Period no later than 30 days after the date of the HHSC notice of proposed premium rates and other payments. A failure to give notice of disagreement within 30 days shall waive Contractor's rights under this Section 10.04. In the absence of a notice of disagreement, the proposed rates and other payments will become effective for services provided beginning October 1, 2001.

            If there is a disagreement, the parties shall exchange actuarial and financial data relevant to determination of the CHIP premium or other payments. During the 30 days after delivery of the Notice of Disagreement (the Negotiation Period) HHSC and CONTRACTOR shall negotiate in good faith to reach an agreement on the premium rates and other payments for the Subsequent Period. In the event that the parties are unable to reach an agreement during this period the parties shall appoint a neutral actuary to review the premium rates and other payments. In the event the parties cannot mutually agree on a neutral actuary within 15 days after the expiration of the Negotiation Period, each party shall appoint an actuary. These two actuaries shall appoint a third actuary. In the event that the parties can agree on a neutral actuary or the neutral actuary is appointed by the actuaries representing both parties, he or she shall evaluate the information given him or her by the parties and make a recommendation as to the appropriate premium rates and other payments for the Subsequent Period.

            HHSC may adopt such recommendations for application during the Subsequent Period retroactive to October 1, 2001, in which case, the CONTRACTOR shall be bound by the recommendations and shall not be authorized to terminate this Agreement pursuant to this provision. However, if HHSC does not adopt the recommendations within 30 days of receiving notice of the recommendations, the CONTRACTOR may give notice of termination of this Agreement, by giving written notice within 30 days of the receipt of HHSC's failure to adopt the recommendations. If the CONTRACTOR fails to terminate the Agreement within such 30-day period, HHSC's rates and other payments as specified in the last written proposal of HHSC to CONTRACTOR shall govern the premium rates and other payments for the Subsequent Period.


            Both parties shall equally share the costs of any neutral actuary retained by the parties under this provision.


      SECTION 10.05 ADJUSTMENTS TO PREMIUM PAYMENTS.

      As provided below, HHSC or the Administrative Services Contractor may adjust or recoup premiums paid to CONTRACTOR in error, which may be either human or machine error on the part of HHSC. HHSC may recoup or adjust premiums paid to CONTRACTOR if a CHIP-eligible child is enrolled into CONTRACTOR in error and CONTRACTOR provides no covered services to the child for the period of time for which the monthly premium payment was made. If CONTRACTOR arranged for services to be provided to the Member as a result of the error during the time period for which the monthly premium payment was made, no recoupment will occur. Under no circumstances may HHSC recoup premiums paid for a period greater than two (2) months.

      HHSC or the Administrative Services Contractor may recoup monthly premium payments paid to CONTRACTOR if an Member for whom the monthly premium payment is made was deceased during any full month for which CONTRACTOR received a premium payment for that Member.

      HHSC or the Administrative Services Contractor may adjust a monthly premium or recoup a monthly premium payment made to CONTRACTOR for a Member if the Member's eligibility status is changed, corrected, or retroactively adjusted as a result of error. Adjustments to premium or recoupment may be appealed by CONTRACTOR using the dispute resolution process outlined in section 20.19.


      SECTION 11.01(b) CONTINUOUS COVERAGE FOR FIRST TWELVE MONTHS.

      A child who is CHIP-eligible will, for at least the first year of CHIP, have twelve months of continuous coverage. That coverage begins on the first day of the month following the child's enrollment into a health plan unless enrollment occurs after the cut-off date, in which case coverage begins on the first day of the next month. However, a child who is determined to be eligible for coverage on a date after the beginning of the coverage of at least one sibling, will have less than twelve months of continuous coverage. In this situation, coverage will begin on the first day of the month following the child's enrollment into a health plan unless enrollment occurs after the cut-off date, in which case coverage begins on the first day of the next month. Coverage for the later-enrolled child will end on the same day as the final day of coverage of the sibling who has been enrolled in CHIP for the longest continuous period of time. This section does not affect and is not affected by the continuous coverage period for a pregnant member.

    SECTION 11.01(c) PREGNANT MEMBERS AND INFANTS.

    Becoming pregnant, in and of itself, does not make a Member ineligible for CHIP. If, after becoming pregnant, a Member chooses to apply for Medicaid and is determined to be Medicaid-eligible, she is no longer eligible for CHIP. The Administrative Services Contractor will notify the Member about her potential Medicaid eligibility and of her ability to apply for Medicaid and will provide appropriate resource information.

    Infants are automatically enrolled in the mother's CHIP health plan at birth with CHIP eligibility and reenrollment following the same time frame as those of the mother.

    CONTRACTOR through electronic means or the providers through calls to the provider hotline will notify the Administrative Services Contractor when a pregnancy is diagnosed. The administrative services contractor will deem the pregnant Member to be eligible for CHIP services under a new period of continuous coverage. The coverage will extend from the date of notification of the pregnancy through the later of: (1) the last day of the second month following the month of the baby's birth, or (2) the date when the mother's eligibility would have expired under the original twelve-month period of continuous coverage.

    To further ensure the reliability of the data, families also will be encouraged to notify the Administrative Services Contractor by phone or in writing when delivery of a baby to a CHIP-enrolled Member occurs.


    SECTION 11.01(d) SPAN OF COVERAGE.

    If a Member's effective date of coverage occurs while the Member is confined in a hospital, the CONTRACTOR is responsible for the Member's costs of Covered Services beginning on the Effective Date of Coverage. For each day that the Member is hospitalized beginning on the Effective Date of Coverage, HHSC will pay to CONTRACTOR $700 for non-ICU care and $1400 for ICU care. If a Member is disenrolled while the Member is confined in a hospital, CONTRACTOR's responsibility for the Member's costs of Covered Services terminates on the Date of Disenrollment. Six months after the Implementation Date, the Parties will review CONTRACTOR's data, including, but not limited to, data relating to the timing of discharge and re-admission of Members who are hospitalized at the time of enrollment into CONTRACTOR for the same diagnosis, and if either party believes that these payments are insufficient, either Party can instigate the Change Order process set out in Article 8. The Parties agree to negotiate any requested Change Order in good faith.


    SECTION 12.01 BASIC REQUIRED COVERED SERVICES.

    CONTRACTOR is paid premium for all services that are Covered Services as described in Appendix C, Scope of Benefits, consisting of Appendix C and Attachment A. Appendix C, dated July 12, 2000, supercedes and replaces Appendix C that is referenced in and attached to the original Agreement.

    Unless Appendix C specifies otherwise, CONTRACTOR may determine if a covered service requires prior authorization, pre-certification, or physician prescription. CONTRACTOR must pay for or reimburse for all CHIP-covered services provided to Members for whom CONTRACTOR is paid premium. Appendix G supercedes and replaces Appendices G and H that are referenced in and attached to the original Agreement.

    Out-of-network and emergency services also must be provided in accordance with the Texas Insurance Code and TDI regulations as they apply to CONTRACTOR. Covered services are subject to change due to changes in federal law, changes in CHIP policy, and/or responses to changes in medicine, clinical protocols, or technology. If covered services change, the change will be the subject of a change order as provided in Article 8 of this Agreement. Any proposed change in the scope of Covered Services, as set out in Appendix C, will be made through a Change Order under Article 8 of this Agreement.


    SECTION 12.02 DRUG FORMULARIES.

    If CONTRACTOR utilizes a prescription drug formulary for Members, CONTRACTOR must fully disclose its use of the formulary in its marketing materials. During the term of the Agreement, CONTRACTOR cannot create a new formulary or significantly revise an existing formulary; however, minor revisions to include new drugs, or to remove drugs are allowed. Other revisions to the formulary may be approved by HHSC, including the CHIP Medical Director and other program clinical staff, in consultation with CONTRACTOR's Quality Improvement Committee (or other committee composed of physicians, pharmacists, and other professionals). HHSC will determine if a revision is significant. Revisions to the formulary in compliance with FDA directives are allowed without HHSC prior approval. CONTRACTOR may revise the formulary on an annual basis, subject to HHSC review and approval.

    CONTRACTOR will allow a Member to continue receiving a drug that has been removed from the formulary at the contracted benefit level until the end of the Member's eligibility year. This does not preclude a physician or other health professional from prescribing another drug on CONTRACTOR's formulary that is medically appropriate.

    CONTRACTOR must have a process for consideration of drugs outside the formulary when medically necessary. If CONTRACTOR refuses to provide benefits to a Member for a drug that is not included in a drug formulary, and that Member's physician has determined that the drug is medically necessary, such refusal constitutes an adverse determination for purposes of section 2, article 21.58A, Texas Insurance Code, and the Member may appeal the adverse determination under Texas Insurance Code, article 21.58A, sections 6 and 6A.


    SECTION 14.04 MARKETING SCHEDULE.

    (a) Initial marketing schedule.

    CONTRACTOR must submit an initial marketing schedule to HHSC for approval no later than March 3, 2000. For each particular marketing event listed on the schedule, CONTRACTOR must indicate the exact address of the site at which it will market. HHSC will respond to the initial marketing schedule by March 10, 2000. CONTRACTOR must receive HHSC's approval of the schedule prior to the first marketing event, which approval HHSC may not unreasonably withhold. If HHSC does not approve the schedule by March 10, 2000, the schedule is deemed approved. If HHSC expressly disapproves the marketing schedule, CONTRACTOR is prohibited from engaging in the marketing activity set out on the schedule at the time indicated. HHSC may require changes in the marketing schedule before it will approve the schedule. CONTRACTOR need not seek and obtain prior approval of a change to the initial marketing schedule that deletes or adds a marketing activity of the type which HHSC has approved in that schedule. CONTRACTOR must inform HHSC of this deletion or addition within five (5) business days of the deletion or addition.

    (b) Subsequent annual marketing schedules.

    After submission of the initial marketing schedule, CONTRACTOR must submit to HHSC for approval an annual marketing schedule at least twenty (20) business days prior to each Anniversary Date. For each particular marketing event listed on the schedule, CONTRACTOR must indicate the exact address of the site at which it will market. HHSC will respond to the submitted marketing schedule within fifteen (15) business days from the date of receipt. CONTRACTOR must receive HHSC's approval of the schedule prior to the first listed marketing event, which approval HHSC may not unreasonably withhold. If HHSC does not approve the schedule within the allotted fifteen (15) business days, the schedule is deemed approved. If HHSC expressly disapproves the marketing schedule, CONTRACTOR is prohibited from engaging in the marketing activity set out on the schedule at the time indicated. HHSC may require changes in the marketing schedule before it will approve the schedule. CONTRACTOR need not seek and obtain prior approval of a change to the annual marketing schedule that deletes or adds a marketing activity of the type which HHSC has approved in that schedule. CONTRACTOR must inform HHSC of this deletion or addition within five (5) business days of the deletion or addition.


    SECTION 14.05 GENERAL PROVISIONS.

    CONTRACTOR must comply with all state insurance law and TDI regulations regarding prohibitions on marketing.

    CONTRACTOR may conduct a plan-sponsored event without being required to invite other health plans participating in CHIP.

    At no time during the application, enrollment, and re-enrollment processes may CONTRACTOR use licensed insurance agents.


    SECTION 14.07 DIRECT MAIL MARKETING.

    (a) General guidelines and restrictions

    CHIP direct mail marketing is not permitted to a person who CONTRACTOR knows is a Medicaid recipient or a CHIP Member already enrolled in another health plan. Under no circumstances may CONTRACTOR use the State's CHIP Member database or a provider's patient/customer database to identify and market its plan to persons who may be eligible for CHIP. No Medicaid client or CHIP Member names, addresses, telephone numbers, or Medicaid identification numbers shall be obtained by CONTRACTOR under any circumstances. CONTRACTOR cannot violate confidentiality by sharing or selling CHIP or Medicaid enrollee lists of enrollee/beneficiary data with other persons or organizations for any purpose other than performance of the CONTRACTOR's obligations under this Agreement. General population lists such as census tracts, are permissible for direct mail marketing after review and prior approval by the State.

    The marketing guidelines set out in section 14.02 apply to the content of direct mail marketing material.

    CONTRACTOR is solely responsible for the cost of direct mail marketing.

    (b) State approval


     Any letters to be sent potential CHIP Members must be submitted to and approved by State prior to their use. CONTRACTOR may not, under any circumstances, use direct mail marketing materials that have not been approved by the State.

        (c) Supplement to Marketing Schedule

        CONTRACTOR must submit to the State for approval a supplement to its initial marketing schedule. In the supplement, CONTRACTOR must indicate when direct mail marketing material will be sent and which marketing material will be sent along with copies of that material. Direct mail marketing must be included as part of the subsequent annual marketing schedules.

        SECTION 15.01(b) SUBCONTRACT TERMS.

        CONTRACTOR must ensure that, as part of its contract with the provider, or in its intermediary's contract with the actual provider of health services, in addition to any requirements imposed by state insurance law or TDI regulation, the following requirements are included:

                (1) A statement to the effect that the provider is subject to all state and federal laws, rules and regulations that apply to all persons or entities receiving state and federal funds, including provisions of the Clean Air Act and the Federal Water Pollution Control Act, as amended, found at 42 C.F.R. 7401, et seq. and 33 U.S.C. 1251, et seq.,
                    respectively; the exclusion, debarment, and suspension provisions of Section 1128(a) or (b) of the Social Security Act (42 USC Section 1320 a-7), or Executive Order 12549; the provisions of the Byrd Anti-Lobbying Amendment, found at 31 U.S.C. 1352, relating to use of federal funds for lobbying for or obtaining federal contracts; Health and Safety Code, Chapter 85, Subchapter E, relating to the Duties of State Agencies and State Contractors for the confidentiality of AIDS and HIV-related medical information and an anti-discrimination policy for employees and Members with communicable diseases; confidentiality provisions relating to Member information (cite); Title VI of the Civil Rights Act of 1964, Section 504 of the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, and all requirements imposed by the regulations implementing these acts and all amendments to the laws and regulations; the provisions of Executive Order 11246, as amended by 11375, relating to Equal Employment Opportunity; section 9-7.06 of article IX of the General Appropriations Act of 1999 regarding "Buy Texas"; Texas Family Code Section 231.006 regarding child support payments; and chapter 552 of the Texas Government Code regarding the release of public information;


        SECTION 17.03 ENCOUNTER DATA SPECIFICATIONS REPORT.

        CONTRACTOR will submit on a quarterly basis encounter data in the format set out in Appendix G attached to this Amendment No. 1, which Appendix G supercedes and replaces Appendices G and H that are referenced in and attached to the original Agreement.

        SECTION 17.04 FOCUSED STUDIES REPORTS

        CONTRACTOR must conduct one (1) state-specified focused study and one
(1) study chosen by CONTRACTOR. The state-specified study will be developed through collaboration among HHSC, TDH, the Administrative Services Contractor, and the health plans and is conducted and submitted on an annual basis. This study must be conducted and data collected using criteria and methods developed by HHSC and TDH in collaboration with the health plans. The report format is set out in the RFP.


        SECTION 17.05 ANNUAL QUALITY IMPROVEMENT PLAN (QIP) SUMMARY REPORT

        An annual Quality Improvement Plan (QIP) summary report must be conducted yearly based on the state fiscal year. The annual QIP summary report must be submitted by March 31 of each year. The information to be included is set out in the RFP.

        SECTION 17.06 HUB REPORTS

        CONTRACTOR must submit quarterly reports documenting CONTRACTOR's Historically Underutilized Business (HUB) program efforts and accomplishments. The format for this report is contained in Appendix I.

        SECTION 17.07 FRAUDULENT PRACTICES REPORT

        CONTRACTOR must report all fraud and abuse enforcement actions or investigations taken against CONTRACTOR and/or any of its subcontractors or providers by any state or federal agency for fraud or abuse under Title XVIII or Title XIX of the Social Security Act or any State law or regulation and any known or suspected act of fraud or abuse. The report must include information concerning the detection and the disposition of any potential fraudulent or abusive practices.

        SECTION 17.08 FRAUD AND ABUSE COMPLIANCE PLAN.

        (d) Model Compliance Plan

        CONTRACTOR must submit a written compliance plan to HHSC for approval no later than August 15, 2000. CONTRACTOR must comply with the requirements of the Model Compliance Plan for HMOs when this model plan is issued by the U.S. Department of Health and Human Services, the Office of Inspector General, if the federal government mandates the Plan for CHIP. In the meantime, HHSC will provide guidance in the form of a template for use by plans in developing compliance plans that will be subject to HHSC approval. That template is attached to this Agreement as Appendix J.

        (e) Requirements for the CONTRACTOR's compliance plan

        Additionally, the plan must ensure that all officers, directors, managers and employees know and understand the provisions of the CONTRACTOR's fraud and abuse compliance plan. The written plan must contain procedures designed to prevent and detect potential or suspected abuse and fraud in the administration and delivery of Services under this Agreement. The plan must contain provisions for the confidential reporting of plan violations to the designated person, ensure that the identity of an individual reporting violations of the plan is protected and that no individual who reports plan violations or suspected fraud and abuse is subject to retaliation. The plan provisions must provide for the investigation and follow-up of any compliance plan reports and contain specific and detailed internal procedures for officers, directors, managers and employees for detecting, reporting, and investigating fraud and abuse compliance plan violations. The compliance plan also must require that confirmed violations be reported to HHSC. The plan must require any confirmed violations or confirmed or suspected fraud and abuse under state or federal law is reported to HHSC or its designated agents or other units of state government specified in the Agreement.

        (f) Fraud and abuse training.

        CONTRACTOR must designate executive and essential personnel to attend mandatory training in fraud and abuse detection, prevention and reporting. The training will be conducted by the Office of Investigation and Enforcement, Health and Human Services Commission, and will be provided free of charge. CONTRACTOR must schedule and complete training no later than 90 days after the Implementation Date.

        The CONTRACTOR must designate an officer or director in its organization with responsibility and authority for carrying out the provisions of the compliance plan. A CONTRACTOR'S failure to report potential or suspected fraud or abuse may result in sanctions, cancellation of contract, or exclusion from participation in CHIP. The CONTRACTOR must allow the HHSC, its agents, or other governmental units to conduct private interviews of the CONTRACTOR's personnel, Subcontractors and their personnel, witnesses, and patients with regard to a confirmed violation. The CONTRACTOR's personnel and it Subcontractors and their personnel must cooperate fully by being available in person for interviews, consultation, grand jury proceedings, pre-trial conferences, hearings, trials and in any other process, including investigations, at the CONTRACTOR's and Subcontractors' own expense.


        SECTION 17.09 PROVIDER NETWORK REPORTS

        (g) PCPs and Specialists Report

        CONTRACTOR must submit to HHSC by the date of the readiness review an electronic listing of all PCPs participating in their network. The format for this report is contained in Appendix K.

        CONTRACTOR must also submit to HHSC by the date of the readiness review an electronic listing of all specialists participating in their network. The format for this report is contained in Appendix L to the Agreement.

        (h) Provider Network Change Report

        CONTRACTOR must submit a monthly report summarizing changes in CONTRACTOR's provider network. The report must be submitted to HHSC in the format set out in the RFP 30 days following the end of the reporting month.


        SECTION 17.10 THIRD PARTY RECOVERY (TPR) REPORTS

        If CONTRACTOR chooses to engage in Third Party Recovery (TPR) activities, it must file quarterly TPR Reports in accordance with the format developed by the State. TPR reports must include total dollars recovered from third party payers for services to Members for each month and the total dollars recovered.


        SECTION 17.11 INCURRED CLAIMS SUMMARY LAG REPORT

        CONTRACTOR must submit an Incurred Claims Summary Lag Report as a contract year-to-date report. The report must be submitted quarterly by the last day of the month following the reporting period. The report must be submitted to HHSC in a format specified by HHSC, or in a format approved by HHSC. The report must at a minimum disclose the amount of incurred claims each month and the amount paid each month by inpatient, non-inpatient, and prescription drug categories of service. The report must also include total claims incurred and paid by month.


        SECTION 17.12 SUMMARY REPORT OF PROVIDER AND MEMBER COMPLAINTS

        CONTRACTOR must submit Member and provider complaints reports. CONTRACTOR must also report complaints submitted to its subcapitated groups (e.g., IPAs). The complaint reports must be submitted in two paper copies and one electronic copy on or before the 45 days following the end of the state fiscal quarter using the TDI format.

        SECTION 17.13 MONTHLY MEMBER HOTLINE STATUS REPORT

        CONTRACTOR must submit, on a monthly basis, a Member hotline status report that contains the elements set out in the RFP.

        SECTION 17.14 PROVIDER HOTLINE PERFORMANCE REPORT

        CONTRACTOR must submit, on a monthly basis, a provider telephone status report that contains the elements set out in the RFP.


        SECTION 17.15 AD HOC REPORTS.

        CONTRACTOR will provide ad hoc reports as requested by HHSC at no additional charge if the information requested is currently available or easily modified from existing data. If the requested information is not currently available or easily modified from existing data, the change order process set out in Article 8 will apply or the Parties may mutually agree on an alternative.

                       ARTICLE 20. REMEDIES AND DISPUTES.

        SECTION 20.01 UNDERSTANDING AND EXPECTATIONS.

        (a) CONTRACTOR agrees and understands that HHSC may pursue contractual remedies for both programmatic and financial noncompliance. HHSC, in its discretion, may impose or pursue one or more remedies for each item of noncompliance and will determine sanctions on a case-by-case basis. HHSC's pursuit or non-pursuit of a tailored administrative remedy shall not constitute a waiver of any other remedy that HHSC may have at law or equity.

        (b) As described in the RFP, CHIP represents a comprehensive and aggressive effort to provide adequate health care to uninsured children by providing affordable insurance to their families. Section 2.04 of this Agreement also describes HHSC's objective to establish a flexible and responsive relationship with CONTRACTOR. Accordingly, the remedies described in this article are directed to CONTRACTOR's timely and responsive performance of the Services and production of Deliverables.


        SECTION 20.02 ADMINISTRATIVE REMEDIES.

        (a) CONTRACTOR responsibility for improvement.

        HHSC expects CONTRACTOR's performance to continuously meet or exceed performance criteria over the term of this Agreement. Accordingly, CONTRACTOR will be responsible for ensuring that performance for a particular activity or result described in its Proposal or the RFP that falls below the expectations identified in CONTRACTOR's Proposal, the RFP, or this Agreement must improve within thirty (30) days of written notice from HHSC regarding the deficiency.

        (b) Notification and interim response.

        (1) HHSC will notify CONTRACTOR in writing of specific areas of CONTRACTOR performance that fail to meet performance standards as set out in this Agreement, but which, in the determination of HHSC, do not result in a material delay in the implementation or operation of the CHIP health plan coverage through HMOs. CONTRACTOR will, within five (5) business days of receipt of written notice of a non-material deficiency, provide HHSC with a written response that:

                (A) Explains the reasons for the deficiency, CONTRACTOR's plan to address or cure the deficiency, and the date and time by which the deficiency will be cured; or

                (B) If CONTRACTOR disagrees with HHSC's findings, its reasons for disagreeing with HHSC's findings.

        (2) CONTRACTOR's proposed cure of a non-material deficiency is subject to the approval of HHSC. CONTRACTOR's repeated commission of non-material deficiencies or repeated failure to resolve any such deficiencies may be regarded by HHSC as a material deficiency and entitle HHSC to pursue any other remedy provided in this Agreement or any other appropriate remedy HHSC may have at law or equity.

        (c) Corrective Action Plan.

        (1) In the event HHSC assesses a liquidated damage as provided in this article, HHSC may require CONTRACTOR to submit to HHSC a detailed written plan (the "Corrective Action Plan") to correct or resolve the deficiency or event causing the assessment of the liquidated damage. The Corrective Action Plan must provide a detailed explanation of the reasons for the cited deficiency, CONTRACTOR's assessment or diagnosis of the cause, and a specific proposal to cure or resolve the deficiency. The Corrective Action Plan must be submitted within ten (10) business days following the request for the plan by HHSC and is subject to approval by HHSC, which approval will not unreasonably be withheld.

        (2) Notwithstanding the submission and acceptance of a Corrective Action Plan, CONTRACTOR remains responsible for achieving all written performance criteria. The acceptance of a Corrective Action Plan under this section will not excuse prior substandard performance, relieve CONTRACTOR of its duty to comply with performance standards, or prohibit HHSC from assessing additional liquidated damages or pursuing other appropriate remedies for continued substandard performance.

        (d) Additional remedies.

        HHSC at its own discretion may impose one or more the following remedies for each item of noncompliance and will determine the scope and severity of the remedy on a case-by-case basis. Both Parties agree that a state or federal statute, rule, regulation or federal guideline will prevail over the provisions of this section unless the statute, rule, regulation, or guidelines can be read together with this section to give effect to both.

                (1) Assess liquidated damages in accordance with section 20.05 and deduct such damages against payments to CONTRACTOR as set-off in accordance with section 20.06;

                (2) Conduct accelerated monitoring of CONTRACTOR. Accelerated monitoring means more frequent or more extensive monitoring will be performed by HHSC than would routinely be accomplished;


                (3) Require additional, more detailed, financial and/or programmatic reports to be submitted by CONTRACTOR in accordance with Article 17 of this Agreement; or


                (4) Suspend new enrollment.

                        (a) HHSC must give the CONTRACTOR 30 days notice of intent to suspend new enrollment other than for imminent danger to the health or safety of Members. The suspension date will be calculated as 30 days following the date that the CONTRACTOR receives the notice of intent to suspend new enrollment.

                        (b) HHSC may immediately suspend new enrollment into the CONTRACTOR for a default declared as a result of imminent danger to the health and safety of Members.

                        (c) The suspension of new enrollment may be for any duration, up to the termination date of the Agreement. HHSC will base the duration of the suspension upon the type and severity of the default and upon the CONTRACTOR's ability, if any, to cure the default.

                (5) Decline to renew this Agreement.

        HHSC will formally notify CONTRACTOR of the proposed imposition of an administrative remedy in writing in accordance with paragraph (b) of this section, with the exception of accelerated monitoring, which may be unannounced. HHSC may not impose an administrative remedy if CONTRACTOR cures the deficiency within the timeframe and approved specifications set out in subsection (b)(1) of this section. CONTRACTOR is required to file a written response to in accordance with paragraph (b) of this section.

        (e) Informal review of administrative remedies.

        CONTRACTOR may request an informal review of the imposition of the foregoing remedies in accordance with section 20.19 within ten (10) business days of receipt of written notification of the imposition of a remedy by HHSC.


        SECTION 20.03 NOTICE OF DEFAULT AND OPPORTUNITY TO CURE.

        (a) Notice and opportunity to cure.

        Unless the health and safety of Members is in jeopardy, HHSC will provide CONTRACTOR with written notice of default (Notice of Default) under this Agreement. The Notice of Default may be given by any means that provides verification of receipt. The Notice of Default must contain the following information:

        1. A clear and concise statement of the circumstances or conditions that constitute a default under this Agreement;

        2. The Agreement provision(s) under which HHSC is declaring a default;

        3. A clear and concise statement of how CONTRACTOR may cure the default;

        4. A statement that CONTRACTOR has thirty (30) days from the date CONTRACTOR receives the Notice of Default to cure the default;

        5. The remedy or remedies HHSC is electing to pursue if CONTRACTOR does not cure the default within thirty (30) days and when the remedy or remedies will take effect;

        6. If HHSC is electing to impose liquidated damages if CONTRACTOR does not cure the default within thirty (30) days, the amount that HHSC intends to withhold or impose;

        7. If HHSC elects to pursue liquidated damages if CONTRACTOR does not cure the default within thirty (30) days, whether any part of those damages may be passed through to an individual or entity who is or may be responsible for the act or omission for which HHSC declares a default;

    8. Whether failure of CONTRACTOR to cure the default within any specified time period will result in HHSC pursuing an additional remedy or remedies, including, but not limited to, additional damages and/or termination of the Agreement.


    SECTION 20.04 PARTICULAR EVENTS OF DEFAULT.

    For convenience, specified events of default under this Agreement, which are listed throughout this Agreement, are listed here. Those events, include, but are not limited to:

       (1) Failure to demonstrate a good faith effort to include STPs, tribal clinics, and rural providers in the CONTRACTOR's provider network, or failure to report efforts and compliance as required in section 15.04;

       (2) CONTRACTOR's placing the health and safety of the Members in jeopardy;

       (3) Exclusion of the CONTRACTOR or any of the managing employees or persons with an ownership interest whose disclosure is required by
       Section 1124(a) of the Social Security Act from the Medicaid or Medicare program under the provisions of Section 1128(a) and/or (b) of the Social Security Act is a default under this contract;

       (4) Exclusion of any Subcontractor or any of the managing employees or persons with an ownership interest of the Subcontractor whose disclosure is required by Section 1124(a) of the Social Security Act from the Medicaid or Medicare program under the provisions of Section 1128(a) and/or (b)of the Social Security if the exclusion will materially affect the CONTRACTOR's performance under this Agreement; and

       (5) A CONTRACTOR'S failure to report potential or suspected fraud or abuse.


    SECTION 20.05 LIQUIDATED DAMAGES.

    The liquidated damages prescribed in this section are not intended to be in the nature of a penalty, but are intended to be reasonable estimates of HHSC's projected financial loss and damage resulting from CONTRACTOR'S non-performance, including financial loss as a result of project delays.

    The Parties intend to negotiate liquidated damages specifically tailored for particular events of non-performance, which schedule will be attached to this Agreement through amendment. In the event that the Parties fail to reach agreement on the liquidated damages to be assessed, the events on which they are to be assessed, or the amount of the damages, the liquidated damages set out in this section will apply.

    Accordingly, in the event CONTRACTOR fails to perform in accordance with this Agreement, HHSC may assess liquidated damages as provided in this section after providing notice of default and opportunity to cure unless the Members' health and safety are in jeopardy and CONTRACTOR fails to cure timely.

    (a) Failure to provide contracted services or support.

    If CONTRACTOR fails to perform any of the Services described in this Agreement, HHSC may assess a liquidated damage of $1,000.00 each business day such Service is not provided.

       (1) Maximum damages.

    Liquidated damages assessed pursuant to this paragraph shall not, in any single month, exceed 25% of the fee due CONTRACTOR for that month. However, if CONTRACTOR fails to perform any Service or combination of Services, and such failure represents a budgeted sum greater than 25% of the fee due
CONTRACTOR for that month, HHSC may terminate the Agreement in accordance with this article.

       (2) CONTRACTOR responsibility for associated costs.

    If HHSC terminates this Agreement pursuant to paragraph (a)(i) of this section, CONTRACTOR will be responsible to HHSC for all costs incurred by HHSC, the State of Texas or any of its administrative agencies to replace CONTRACTOR. These costs include, but are not limited to, the costs of procuring a substitute vendor following termination of this Agreement and the cost of any claim or litigation that is reasonably attributable to CONTRACTOR's failure to perform any Service in accordance with the Agreement.


    SECTION 20.06 METHOD OF COLLECTION.

    HHSC may elect to assess a liquidated damage directly to CONTRACTOR, or it may deduct amounts assessed as liquidated damages as set-off against payments then due to CONTRACTOR for the Services or Deliverables or which become due at any time thereafter.

    SECTION 20.07 ADDITIONAL REMEDIES.

    (i) Generally.

    In addition to liquidated damages and termination of this Agreement, HHSC may elect to impose any or all of the following remedies:

    (1) Conduct accelerated monitoring of CONTRACTOR. Accelerated monitoring means more frequent or more extensive monitoring will be performed by HHSC than would routinely be accomplished;

    (2) Require additional, more detailed, financial and/or programmatic reports to be submitted by CONTRACTOR in accordance with Article 17 of this Agreement;

    (3) Decline to renew this Agreement; or


    (4) Suspend new enrollment.

       (a) HHSC must give the CONTRACTOR 30 days notice of intent to suspend new enrollment other than for imminent danger to the health or safety of Members. The suspension date will be calculated as 30 days following the date that the CONTRACTOR receives the notice of intent to suspend new enrollment.

       (b) HHSC may immediately suspend new enrollment into the CONTRACTOR for a default declared as a result of imminent danger to the health and safety of Members;

       (c) The suspension of new enrollment may be for any duration, up to the termination date of the Agreement. HHSC will base the duration of the suspension upon the type and severity of the default and upon the CONTRACTOR's ability, if any, to cure the default.

    (j) Informal review.


    CONTRACTOR may request an informal review of the imposition of the foregoing remedies in accordance with section 20.19 within ten (10) business days of receipt of written notification of the imposition of a remedy by HHSC.

    SECTION 20.08 MODIFICATION OF AGREEMENT IN THE EVENT OF REMEDIES.

    As provided in section 8.01(b) of this Agreement, HHSC may propose a modification of this Agreement in response to the imposition of a remedy under this article. Any modifications under this section must be reasonable, limited to the matters causing the exercise of a remedy, and in writing. CONTRACTOR must negotiate such proposed modifications in good faith.


    SECTION 20.09 TERMINATION OF AGREEMENT.

    In addition to other provisions of this article allowing termination, this Agreement will terminate upon the Expiration Date unless extended in accordance with Article 4 of this Agreement, or terminated sooner under the terms of this Agreement. Prior to completion of the Initial Term and any extensions or renewal thereof, all or a part of this Agreement may be terminated for any of the following reasons:


    SECTION 20.10 TERMINATION BY MUTUAL AGREEMENT OF THE PARTIES.

    This Agreement may be terminated by mutual agreement of the Parties. Such agreement must be in writing.

    SECTION 20.11 TERMINATION FOR CAUSE.

    HHSC reserves the right to terminate this Agreement, in whole or in part, upon the following conditions:

    (a) Assignment for the benefit of creditors, appointment of receiver, or inability to pay debts.

    HHSC may terminate this Agreement if CONTRACTOR:

          (1) Makes an assignment for the benefit of its creditors;

          (2) Admits in writing its inability to pay its debts generally as they become due; or

          (3) Consents to the appointment of a receiver, trustee, or liquidator of CONTRACTOR or of all or any part of its property.

    (b) Judgment and execution.

    (1) HHSC may terminate this Agreement if judgment for the payment of money in excess of $50,000.00 (fifty thousand dollars and zero cents) which is not covered by insurance is rendered by any court or governmental body against CONTRACTOR, and CONTRACTOR does not

          (i) Discharge the judgment or provide for its discharge in accordance with the terms of the judgment;

          (ii) Procure a stay of execution thereof within 30 days from the date of entry thereof; or

           (iii) Perfect an appeal of such judgment and cause the execution of such judgment to be stayed during the appeal, providing such financial reserves as may be required under generally accepted accounting principles.

       (2) If a writ or warrant of attachment or any similar process is issued by any court against all or any material portion of the property of CONTRACTOR, and such writ or warrant of attachment or any similar process is not released or bonded within 30 days after its entry, HHSC may terminate this Agreement in accordance with this section.

       (c) Failure to adhere to laws, rules, ordinances, or orders.

       HHSC may terminate this Agreement if a court of competent jurisdiction finds CONTRACTOR failed to adhere to any laws, ordinances, rules, regulations or orders of any public authority having jurisdiction and such violation prevents or substantially impairs performance of CONTRACTOR's duties under this Agreement.

       (d) Breach of confidentiality.

       HHSC may terminate this Agreement if CONTRACTOR breaches confidentiality laws with respect to the Services provided under this Agreement.

       (e) Failure to maintain adequate personnel or resources.

       HHSC may terminate this Agreement if, after providing notice and an opportunity to correct in accordance with section 20.03 of this Agreement, HHSC determines that CONTRACTOR has either failed to provide the personnel and resources described in its Proposal or has failed to supply personnel or resources and such failure results in CONTRACTOR's inability to fulfill its duties under this Agreement and substantially compromises HHSC's ability to comply with legislative mandates regarding the implementation or administration of CHIP.

       (f) Termination for insolvency.

       (1) HHSC may, by giving written notice of termination to CONTRACTOR, terminate this Agreement as of a date specified in such notice of termination if
CONTRACTOR:

           (A) files for bankruptcy;

           (B) becomes or is declared insolvent, or is the subject of any proceedings related to its liquidation, insolvency or the appointment of a receiver or similar officer for it;

           (C) makes an assignment for the benefit of all or substantially all of its creditors; or

           (D) enters into a contract for the composition, extension, or readjustment of substantially all of its obligations.

       (2) CONTRACTOR agrees to pay for all reasonable expenses of HHSC including the cost of counsel, incident to:

           (A) The enforcement of payment of all obligations of CONTRACTOR by any action or participation in, or in connection with a case or proceeding under chapters 7, 11, or 13 of the United States Bankruptcy Code, or any successor statute;

           (B) A case or proceeding involving a receiver or other similar officer duly appointed to handle CONTRACTOR's business; or

           (C) A case or proceeding in a State court initiated by HHSC when previous collection attempts have been unsuccessful.

       (g) Termination for gifts and gratuities.

       (1) HHSC may terminate this Agreement on one (1) days' notice to CONTRACTOR following the determination by a competent judicial or quasi-judicial authority and CONTRACTOR's exhaustion of all legal remedies that CONTRACTOR, its employees, agents or representatives have either offered or given any thing of value an officer or employee of HHSC or the State of Texas in violation of state law.

       (2) CONTRACTOR must include a similar provision in each of its subcontracts and shall enforce this provision against a subcontractor who has offered or given any thing of value to any of the persons or entities described in this section, whether or not the offer or gift was in CONTRACTOR's behalf.

    SECTION 20.12 TERMINATION FOR NON-APPROPRIATION OF FUNDS.

    (a) Notwithstanding any other provision of this Agreement, if funds for the continued fulfillment of this agreement by HHSC are at any time not forthcoming or are insufficient, through failure of any entity to appropriate funds or otherwise, then HHSC will have the right to terminate this Agreement at no additional cost and with no penalty whatsoever by giving prior written notice documenting the lack of funding.

    (b) In such instance, unless otherwise agreed to by the Parties, this Agreement will terminate and become null and void on the last day of the fiscal period for which appropriations were received. HHSC will use all reasonable efforts to ensure appropriated funds are available.

    SECTION 20.13 TERMINATION IN THE EVENT OF HHSC's FAILURE TO PAY.

    CONTRACTOR may terminate this Agreement if HHSC fails to pay the CONTRACTOR undisputed charges when due as required under this Agreement. Retaining premium, recoupment, sanctions, or penalties that are allowed under this Agreement or that result from the CONTRACTOR's failure to perform or the CONTRACTOR's default under the terms of this Agreement is not cause for termination. Termination for failure to pay does not release HHSC from the obligation to pay undisputed charges for services provided prior to the termination date.

    CONTRACTOR must give HHSC 90 days written notice of intent to terminate this Agreement. The termination date will be calculated as the last day of the month following 90 days from the date the notice of intent to terminate is received by HHSC.

    HHSC must be given 30 days from the date HHSC receives the CONTRACTOR's written notice of intent to terminate for failure to pay to pay the CONTRACTOR all undisputed amounts due. If HHSC pays all undisputed amounts then due within this 30-day period, the CONTRACTOR cannot terminate the Agreement under this article for that reason.

    SECTION 20.14 TERMINATION FOR HHSC's MATERIAL BREACH OF THIS AGREEMENT.

    (a) Generally.

    HHSC's failure to perform a material duty or responsibility as set out in this Agreement is a default under this Agreement.

    (b) Notice of default and opportunity to cure.

    CONTRACTOR will provide HHSC with written notice of default (Notice of Default) under this Agreement. The Notice of Default may be given by any means that provides verification of receipt. The Notice of Default must contain the following information:

    1. A clear and concise statement of the circumstances or conditions that CONTRACTOR contends constitute a default under this Agreement;

    2. The Agreement provision(s) under which CONTRACTOR is declaring a default; and

    3. A statement that HHSC has thirty (30) days from the date HHSC receives the Notice of Default to cure the alleged breach.

    SECTION 20.15 NOTICE OF TERMINATION.

    Each Party will provide written notice of termination of this Agreement at least 90 days prior to the intended date of termination unless the health or safety of the Members is at issue, in which case HHSC may terminate immediately.

    SECTION 20.16 EXTENSION OF TERMINATION EFFECTIVE DATE.

    HHSC may extend the effective date of termination one or more times as it elects, in its sole discretion, provided that the total of all such extensions shall not exceed 90 calendar days following the original effective date of termination, excluding termination under section 20.14.

    SECTION 20.17 INJUNCTIVE RELIEF.

    Each Party acknowledges and agrees that, in the event of a breach or threatened breach of any of the provisions of this Agreement, such Party may have no adequate remedy in damages. Accordingly, each Party will be entitled to seek an injunction to prevent such breach or threatened breach. However, the specification of a particular legal or equitable remedy will not be construed as a waiver, prohibition, or limitation of any other legal or equitable remedies in the event of a breach of this Agreement.

    SECTION 20.18 PAYMENT AND OTHER PROVISIONS AT AGREEMENT TERMINATION.

    (a) If HHSC terminates this Agreement, HHSC will pay CONTRACTOR on the effective date of termination (or as soon as possible thereafter taking into account appropriation and fund accounting requirements) any undisputed amounts due for all completed, approved, and accepted Services or Deliverables.

    (b) HHSC further agrees to negotiate in good faith with CONTRACTOR to equitably adjust and settle any accrued or outstanding liabilities for any unaccepted Service or deliverable and Change Order that

       (1) Is due or delivered prior to or upon contract termination;


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
             (2) Is complete or substantially complete, or for which CONTRACTOR can document to the satisfaction of HHSC substantial progress; and

             (3) Benefits HHSC or the State of Texas, notwithstanding its unaccepted status.

      (c) CONTRACTOR must provide HHSC all reasonable access to records, facilities, and documentation as is required to efficiently and expeditiously close out the Services under this Agreement.

      (d) HHSC and the CONTRACTOR must prepare a transition plan, which is acceptable to and approved by HHSC, to ensure that Members are reassigned to other plans without interruption of services. That transition plan will be implemented during the 90-day period between receipt of notice and the termination date unless termination is the result of HHSC's reasonable belief that the CONTRACTOR is placing the health or welfare of Members in jeopardy.

      CONTRACTOR must continue to perform Services under the transition plan until the last day of the month following 90 days from the date of receipt of notice if the termination is for any reason other than HHSC's reasonable belief that the CONTRACTOR is placing the health and safety of the Members in jeopardy. If termination is due to this reason, HHSC may prohibit the CONTRACTOR's further performance of Services under this Agreement.

      (1) If HHSC terminates this Agreement for any reason other than non-appropriation of funds under section 20.12:

             (a) HHSC is responsible for notifying all Members of the date of termination and how Members can continue to receive Covered Services;

             (b) CONTRACTOR is responsible for all expenses related to giving notice to Members; and

             (c) CONTRACTOR is responsible for all expenses incurred by HHSC in implementing the transition plan.

      (2) If the Agreement is terminated by the CONTRACTOR for any reason:

             (a) HHSC is responsible for notifying all Members of the date of termination and how Members can continue to receive Covered Services;

             (b) HHSC is responsible for all expenses related to giving notice to Members; and

             (c) HHSC is responsible for all expenses it incurs in implementing the transition plan.

      (3) If the Agreement is terminated by mutual agreement of the Parties under section 20.10:

             (a) HHSC is responsible for notifying all Members of the date of termination and how Members can continue to receive Covered Services;

             (b) CONTRACTOR is responsible for all expenses related to giving notice to Members; and

             (c) HHSC is responsible for all expenses it incurs in implementing the transition plan.

      SECTION 20.19 DISPUTE RESOLUTION.

      (a) General agreement of the Parties.

      The Parties mutually agree that the interests of fairness, efficiency, and good business practices are best served when the Parties employ all reasonable and informal means to resolve any dispute under this Agreement. The Parties express their mutual commitment to using all reasonable and informal means of resolving disputes including, but not limited to, the informal review of liquidated damage assessments under section 20.05 of this Agreement, prior to invoking a remedy provided elsewhere in this section.

      (b) Duty to negotiate in good faith.

      Any dispute that in the judgment of any Party to this Agreement may materially or substantially affect the performance of any Party will be reduced to writing and delivered to the other Party. The Parties must then negotiate in good faith and use every reasonable effort to resolve such dispute and the Parties shall not resort to any formal proceedings unless they have reasonably determined that a negotiated resolution is not possible. The resolution of any dispute disposed of by agreement between the Parties shall be reduced to writing and delivered to all Parties within ten (10) business days.

      (c) Claims for breach of Agreement.

      (1) General requirement. As required by Chapter 2260, Government Code, CONTRACTOR's claim for breach of this Agreement must resolved in accordance with the dispute resolution process established by HHSC in accordance with Chapter 2260, Government Code.

      (2) Negotiation of claims. A CONTRACTOR's claim for breach of this Agreement that the Parties cannot resolve in the ordinary course of business or through the use of all reasonable and informal means must be submitted to the negotiation process provided in Chapter 2260, subchapter B, Government Code.

          (A) To initiate the process, CONTRACTOR must submit written notice in accordance with Section 4.04 of this Agreement that specifically states that CONTRACTOR invokes the provisions of Chapter 2260, subchapter B, Government Code.

          (B) Compliance by CONTRACTOR with Chapter 2260, subchapter B, Government Code, is a condition precedent to the filing of a contested case proceeding under Chapter 2260, subchapter C, of the Government Code.

      (3) Contested case proceedings. The contested case process provided in Chapter 2260, subchapter C, Government Code, is CONTRACTOR's sole and exclusive process for seeking a remedy for any and all alleged breaches of contract by HHSC if the Parties are unable to resolve their disputes under subsection (c)(2) of this section.

          (A) Compliance with the contested case process provided in Chapter 2260, Subchapter C, Government Code, is a condition precedent to seeking consent to sue from the Texas Legislature under Chapter 107, Civil Practices & Remedies Code. Neither the execution of this Agreement by HHSC nor any other conduct of any representative of HHSC relating to this Agreement shall be considered a waiver of the State's sovereign immunity to suit.

      (4) HHSC rules. The submission, processing and resolution of CONTRACTOR's claim is governed by the rules to be adopted by HHSC pursuant to Chapter 2260, Government Code.

          (A) CONTRACTOR expressly acknowledges that, as of the Effective Date of this Agreement, HHSC has not adopted rules to implement the requirements of Chapter 2260, Government Code.

          CONTRACTOR expressly waives any claim regarding the absence of any such rules at the Effective Date.

      (5) CONTRACTOR's duty to perform. Neither the occurrence of an event constituting an alleged breach of contract nor the pending status of any claim for breach of contract is grounds for the suspension of performance, in whole or in part, by CONTRACTOR of any duty or obligation with respect to the Services under this Agreement.


      SECTION 20.20 LIABILITY OF CONTRACTOR.

      CONTRACTOR will not be liable to HHSC for any loss, damages or liabilities attributable to or arising from:


          (1) The failure of HHSC or any state agency or HHSC CONTRACTOR to perform a service or activity in connection with this Agreement; or

          (2) CONTRACTOR's prudent and diligent performance of the Services in compliance with instructions given by HHSC in accordance with section
          2.07 (relating to implied authority), section 4.04 (relating to notices), and section 4.06 (relating to delegation of authority) of this Agreement.


           ARTICLE 3. REPRESENTATIONS AND AGREEMENTS OF THE PARTIES

      The parties hereto agree that the terms of the contract identified in article 1 of this amendment shall remain in effect and continue to govern except to the extent modified herein.

      By signing this amendment, the parties hereto expressly understand and agree that this amendment is hereby made a part of the contract identified in article 1 of this amendment as though it were set out word for word herein.

      The parties have executed this amendment in their capacities as stated below with authority to bind their organizations on the dates set forth by their signatures.



           HMO                               TEXAS HEALTH AND HUMAN
                                              SERVICES COMMISSION

/S/ JAMES D. DONOVAN, JR.                     /S/ DON A. GILBERT
-------------------------                     ---------------------
JAMES D. DONOVAN, JR.                         DON A. GILBERT
PRESIDENT AND CEO                             COMMISSIONER
AMERICAID TEXAS, INC.